                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------
                                    FORM N-1A
                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                            REGISTRATION NO. 2-57209
                         POST-EFFECTIVE AMENDMENT NO. 45
                                       AND
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                            REGISTRATION NO. 811-2679
                                AMENDMENT NO. 41
                               DAVIS SERIES, INC.

                              2949 East Elvira Road, Suite 101
                              Tucson, Arizona 85706
                              520-434-3771


   Agents For Service:        Thomas D. Tays, Esq.
                              Davis Selected Advisers, L.P.

                               2949 East Elvira Road, Suite 101
                               Tucson, Arizona 85706
                               520-434-3771

                                      -or-

                               Arthur Don, Esq.
                               D'Ancona & Pflaum
                               30 North LaSalle Street
                               Suite 2900
                               Chicago, Illinois 60602
                               (1-312-602-2044)


It is proposed that this filing will become effective:

                        Immediately upon filing pursuant to paragraph (b)
              -----
                X       On May 1, 2001 pursuant to paragraph (b)
              -----        -----------
                        60 days after filing pursuant to paragraph (a)
              -----
                        on          , pursuant to paragraph (a) of Rule 485
              -----        --------

Title of Securities Being Registered:    Common Stock of:
                                         ----------------
                                         1.  Davis Growth Opportunity Fund
                                         2.  Davis Financial Fund
                                         3.  Davis Real Estate Fund
                                         4.  Davis Convertible Securities Fund
                                         5.  Davis Government Bond Fund
                                         6.  Davis Government Money Market Fund

FORM N-1A


                   DAVIS SERIES, INC. CLASS A, B AND C SHARES

POST-EFFECTIVE AMENDMENT NO. 45 TO REGISTRATION STATEMENT NO. 2-057209 UNDER THE SECURITIES ACT OF 1933 AND AMENDMENT NO. 41 UNDER THE INVESTMENT COMPANY ACT OF 1940 TO REGISTRATION STATEMENT NO. 811-2679.


                              CROSS REFERENCE SHEET
    N-1A
   ITEM NO.        PART A CAPTION OR PLACEMENT:  PROSPECTUS FOR CLASS ABC SHARES
   --------        -------------------------------------------------------------
       1.          Front and Back Cover pages
       2.          Overview of the Fund:
                      Investment Objective and Strategy
                      Determining if this Fund is Right for You
                      Principal Risks
                   Past Performance
       3.          Overview of the Fund: Fees and Expenses of the Fund
       4.          How We Manage the Fund
       5.          Annual Report, Incorporated by Reference
       6.          Who is Responsible for Your Davis Account
       7.          Once You Invest in the Fund
                      How to Open an Account
                      How to Buy, Sell and Exchange Shares
       8.          How to Choose a Share Class
       9.          Overview of the Fund: Financial Highlights


    N-1A
   ITEM NO.        PART A CAPTION OR PLACEMENT:  PROSPECTUS FOR CLASS Y SHARES
   --------        -----------------------------------------------------------

       1.          Front and Back Cover pages
       2.          Overview of the Fund:
                      Investment Objective and Strategy
                      Determining if this Fund is Right for You
                      Principal Risks
                      Past Performance
       3.          Overview of the Fund: Fees and Expenses of the Fund
       4.          How We Manage the Fund
       5.          Annual Report, Incorporated by Reference
       6.          Who is Responsible for Your Davis Account
       7.          Once You Invest in the Fund
                   How to Open an Account
                   How to Buy, Sell and Exchange Shares
       8.          Not Applicable
       9.          Overview of the Fund: Financial Highlights

    N-1A
   ITEM NO.        PART B CAPTION OR PLACEMENT:
   --------        ----------------------------
                   STATEMENT OF ADDITIONAL INFORMATION
                   -----------------------------------

      10           Cover Page
      11           Organization of the Company
      12           Portfolio Securities
                      Other Investment Practices
                      Investment Restrictions
      13           Directors and Officers
                   Directors Compensation Table
      14           Certain Shareholders of  the Fund
      15           Investment Advisory Services
                      Distribution of Company Shares
                      Other Important Service Providers
      16           Portfolio Transactions
      17           Organization of the Company
      18           Contained in the Prospectuses
      19           Federal Income Taxes
      20           Distribution of Company Shares
      21           Performance Data
      22           Annual Report Incorporated by Reference

DAVIS GROWTH OPPORTUNITY FUND
DAVIS FINANCIAL FUND
DAVIS REAL ESTATE FUND
DAVIS CONVERTIBLE SECURITIES FUND
DAVIS GOVERNMENT BOND FUND
DAVIS GOVERNMENT MONEY MARKET FUND
         (PORTFOLIOS OF DAVIS SERIES, INC.)


Prospectus and Application Form

Class A Shares
Class B Shares
Class C Shares

May 1, 2001



The Securities and Exchange Commission has not approved or disapproved of these securities. The Securities and Exchange Commission has not determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.



Over 25 Years Of Reliable Investing(R)

                                TABLE OF CONTENTS


Overview of each Davis Series Fund
         Davis Growth Opportunity Fund
         Davis Financial Fund
         Davis Real Estate Fund
         Davis Convertible Securities Fund
         Davis Government Bond Fund
         Davis Government Money Market Fund

                  Investment Objective and Strategy
                  Determining if this Fund is Right for You
                  Principal Risks
                  Past Performance
                  Fees and Expenses of the Fund
                  Financial Highlights

Who Is Responsible for Your Davis Account

How We Manage Davis Series Funds

Once You Invest in Davis Funds

Privacy Notice

How to Choose a Share Class

How to Open an Account

How to Buy, Sell and Exchange Shares

Davis Funds: Over 25 Years of Reliable Investing(R)

Other Fund Documents

OVERVIEW OF DAVIS GROWTH OPPORTUNITY FUND

INVESTMENT OBJECTIVE AND STRATEGY

Davis Growth Opportunity Fund's investment objective is growth of capital. Under normal circumstances the Fund invests principally in common stock and other equity securities of companies with small and medium market capitalizations of less than $20 billion.

Our portfolio managers apply the Davis investment philosophy--searching for high-quality, well-managed growing companies that can be purchased at reasonable prices, and holding them for the long term--to the small and mid-capitalization stock arena. We consider selling a company if the company no longer exhibits the characteristics that we believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns.


DETERMINING IF THIS FUND IS RIGHT FOR YOU

YOU SHOULD CONSIDER INVESTING IN THIS FUND IF:
o        You are seeking long-term growth of capital.
o        You prefer to invest in small and medium capitalization companies.
o You are willing to accept higher risk for the opportunity to pursue higher returns.
o        You are investing for the long term.

YOU SHOULD NOT INVEST IN THIS FUND IF:
o You are worried about the possibility of sharp price swings and dramatic market declines.
o        You are interested in earning current income.
o        You prefer to invest in larger, more established companies.
o        You are investing for the short term.

PRINCIPAL RISKS

If you buy shares of Davis Growth Opportunity Fund, you may lose some or all of the money that you invest. This section describes what we think are the two most significant factors that can cause the Fund's performance to suffer.

o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

o COMPANY RISK. The price of a common stock varies with the success and failure of the company issuing the stock. As a result, the success of the companies in which the Fund invests largely determines the Fund's performance. Investing in small and medium capitalization companies may be more risky than investing in large capitalization companies. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Shares of Davis Growth Opportunity Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

PAST PERFORMANCE

The bar chart and the table that follow provide an indication of the risks of investing in Davis Growth Opportunity Fund by showing changes in the Fund's year-to-year performance over a 10-year period and by showing how the Fund's average annual returns for one year, five years, 10 years and since inception compare to those of the S&P 500(R), a widely recognized unmanaged index of stock performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                          DAVIS GROWTH OPPORTUNITY FUND
                    TOTAL RETURN OVER THE LAST 10-YEAR PERIOD
                       (As of December 31st of each year)
                                 CLASS B SHARES

                         1991                      40.93%
                         1992                     (2.86)%
                         1993                      11.16%
                         1994                     (8.45)%
                         1995                      45.44%
                         1996                      17.86%
                         1997                      26.82%
                         1998                       1.61%
                         1999                      30.42%
                         2000                      10.57%

During the period shown above, the highest quarterly return was 25.44% for the third quarter of 1997, and the worst quarterly return was (20.46)% for the third quarter of 1998.

 Year-to-date performance as of the first quarter of 2001 (not annualized) was (9.27)%.

The bar chart does not reflect any sales charges. Total return would have been less if it reflected those charges. The return for the other classes of shares offered by this prospectus will differ from the Class B returns shown in the chart, depending on the expenses of that class.

           DAVIS GROWTH OPPORTUNITY FUND AVERAGE ANNUAL TOTAL RETURNS
                    (For the periods ended December 31, 2000)

--------------------------------------------------------------------------------
                    PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND
--------------------------------------------------------------------------------
CLASS A SHARES *       6.17%          16.71%            N/A            20.33%
(SINCE 12/1/94)
--------------------------------------------------------------------------------
S&P 500(R)INDEX        (9.10)%         18.30%            N/A            21.54%
--------------------------------------------------------------------------------
CLASS B SHARES *       7.31%          16.76%           16.07%          15.49%
(SINCE 5/1/84)
--------------------------------------------------------------------------------
S&P 500(R)INDEX        (9.10)%         18.30%           17.43%          16.64%
--------------------------------------------------------------------------------
CLASS C SHARES *       9.60%            N/A             N/A            9.95%
(SINCE 8/15/97)
--------------------------------------------------------------------------------
S&P 500(R)INDEX        (9.10)%           N/A             N/A            13.53%
--------------------------------------------------------------------------------

* Figures include sales charges.


FEES AND EXPENSES OF THE FUND

         FEES YOU MAY PAY AS A DAVIS GROWTH OPPORTUNITY FUND SHAREHOLDER
                      (Paid Directly From Your Investment)

--------------------------------------------------------------------------------------------------------------------
                                                                CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
--------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a          4.75%             None             None
percentage of offering price)
--------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)                            0.75%             4.00%            1.00%
Imposed on Redemptions (as a percentage of
the lesser of the net asset value of shares
redeemed or the total cost of such shares)
--------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends     None              None             None
--------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                    None              None             None
--------------------------------------------------------------------------------------------------------------------

         DAVIS GROWTH OPPORTUNITY FUND'S ANNUAL FUND OPERATING EXPENSES
                     (For the year ended December 31, 2000)
             (Deducted From Davis Growth Opportunity Fund's Assets)

--------------------------------------------------------------------------------
                                        CLASS A       CLASS B       CLASS C
                                        SHARES        SHARES        SHARES
--------------------------------------------------------------------------------
Management Fees                         0.75%         0.75%         0.75%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees               0.18%         1.00%         1.00%
--------------------------------------------------------------------------------
Other Expenses                          0.26%         0.33%         0.40%
--------------------------------------------------------------------------------
Total Annual Operating Expenses         1.19%         2.08%         2.15%
--------------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in Davis Growth Opportunity Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Davis Growth Opportunity Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that Davis Growth Opportunity Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs--based on these assumptions--would be:

--------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES     1 YEAR      3 YEARS      5 YEARS      10 YEARS
IN...
--------------------------------------------------------------------------------
CLASS A SHARES               $591         $835       $1,098        $1,850
--------------------------------------------------------------------------------
CLASS B SHARES               $611         $952       $1,319        $2,182*
--------------------------------------------------------------------------------
CLASS C SHARES               $318         $673       $1,154        $2,483
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
IF YOU STILL HOLD YOUR      1 YEAR      3 YEARS      5 YEARS      10 YEARS
SHARES AFTER...
--------------------------------------------------------------------------------
CLASS A SHARES               $591         $835       $1,098        $1,850
--------------------------------------------------------------------------------
CLASS B SHARES               $211         $652       $1,119        $2,182*
--------------------------------------------------------------------------------
CLASS C SHARES               $218         $673       $1,154        $2,483
--------------------------------------------------------------------------------

* Class B shares expenses for the 10-year period include two years of Class A shares expenses since Class B shares automatically convert to Class A shares after eight years.


FINANCIAL HIGHLIGHTS

These tables are designed to show you the financial performance of Davis Growth Opportunity Fund for the past five years, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate at which an investor would have earned (or lost) money on an investment in the Fund.

KPMG LLP has audited the information for fiscal years 2000, 1999 and 1998. KPMG LLP's report, along with the Fund's financial statements, is included in Davis Series' annual report, which is available upon request. Another accounting firm audited the information for the previous fiscal years.

                              FINANCIAL HIGHLIGHTS

DAVIS GROWTH OPPORTUNITY FUND                                     CLASS A SHARES


                                                                     YEAR ENDED DECEMBER 31,
                                                 ---------------------------------------------------------
                                                   2000          1999        1998        1997        1996
                                                   ----          ----        ----        ----        ----
Net Asset Value, Beginning of Period.........    $  22.17      $  21.96    $ 22.49     $ 18.93     $ 17.25
                                                 --------      --------    --------    --------    -------

Income (Loss) From Investment Operations
   Net Investment Loss.......................       (0.11)        (0.10)     (0.09)      (0.10)      (0.13)
   Net Realized and Unrealized Gains.........        2.22          5.96       0.59        5.34        3.37
                                                 --------      --------    --------    --------    -------
       Total From Investment Operations......        2.11          5.86       0.50        5.24        3.24
                                                 --------      --------    --------    --------    -------

Distributions
   Distributions from Realized Gains.........       (5.68)        (5.65)     (1.03)      (1.68)      (1.55)
   Return of Capital.........................         -             -           -           -        (0.01)
                                                 --------      -------     --------    --------    --------
       Total Distributions...................       (5.68)        (5.65)     (1.03)      (1.68)      (1.56)
                                                 --------      --------    ---------   --------    --------
Net Asset Value, End of Period...............    $  18.60      $  22.17    $ 21.96     $ 22.49     $ 18.93
                                                 ========      ========    ========    ========    =======

Total Return(1)..............................       11.49%        31.45%      2.32%      27.70%      18.73%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)...      $83,607       $67,871    $52,212     $48,386     $27,158
   Ratio of Expenses to Average Net Assets...        1.19%         1.29%      1.32%       1.27%       1.49%(2)
   Ratio of Net Investment Loss to
     Average Net Assets......................       (0.59)%       (0.50)%    (0.38)%     (0.58)%     (0.76)%
   Portfolio Turnover Rate(3)................       60.06%       100.30%     18.03%      19.33%      30.55%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.48% for 1996.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

DAVIS GROWTH OPPORTUNITY FUND                                     CLASS B SHARES

                                                                    YEAR ENDED DECEMBER 31,
                                                    --------------------------------------------------------
                                                      2000       1999       1998         1997         1996
                                                      ----       ----       ----         ----         ----
Net Asset Value, Beginning of Period..........     $  20.95    $  21.18   $  21.88     $  18.58     $  17.08
                                                   --------    --------   --------     --------     --------

Income (Loss) From Investment Operations
   Net Investment Loss........................        (0.23)      (0.26)     (0.26)       (0.25)       (0.27)
   Net Realized and Unrealized Gains..........         2.01        5.68       0.59         5.23         3.33
                                                   --------    --------   --------     --------     --------
       Total From Investment
         Operations...........................         1.78        5.42       0.33         4.98         3.06
                                                   --------    --------   --------     --------     --------

Distributions
   Distributions from Realized Gains..........        (5.68)      (5.65)     (1.03)       (1.68)       (1.55)
   Return of Capital..........................        -           -          -            -            (0.01)
                                                   --------    -------    -------      -------      --------
       Total Distributions....................        (5.68)      (5.65)     (1.03)       (1.68)       (1.56)
                                                   --------    --------   --------     -------      --------
Net Asset Value, End of Period................     $  17.05    $  20.95   $  21.18     $  21.88     $  18.58
                                                   ========    ========   ========     ========     ========

Total Return(1)...............................        10.57%      30.42%      1.61%       26.82%       17.86%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)....       $66,271     $52,234    $60,587      $61,383      $39,343
   Ratio of Expenses to Average Net Assets....         2.08%       2.16%      2.10%        2.09%(2)     2.25%(2)
   Ratio of Net Investment Loss to Average
     Net Assets...............................        (1.48)%     (1.37)%    (1.16)%      (1.40)%      (1.52)%
   Portfolio Turnover Rate(3).................        60.06%     100.30%     18.03%       19.33%       30.55%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.08% and 2.24% for 1997 and 1996, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

DAVIS GROWTH OPPORTUNITY FUND                                     CLASS C SHARES

                                                                                                AUGUST 15, 1997
                                                                                                  (INCEPTION
                                                                                                    OF CLASS)
                                                             YEAR ENDED DECEMBER 31,                THROUGH
                                                   ------------------------------------------     DECEMBER 31,
                                                        2000         1999            1998            1997
                                                        ----         ----            ----            ----
Net Asset Value, Beginning of Period............    $   21.62     $   21.71      $   22.43         $ 25.56
                                                    ---------     ---------      ---------         -------

Income (Loss) From Investment Operations
   Net Investment Loss..........................        (0.17)        (0.22)         (0.30)          (0.04)
   Net Realized and Unrealized Gains (Losses)...         1.99          5.78           0.61           (1.41)
                                                    ---------     ---------      ---------         -------
       Total From Investment
         Operations.............................         1.82          5.56           0.31           (1.45)
                                                    ---------     ---------      ---------         -------

Dividends and Distributions
   Distributions from Realized Gains............        (5.68)        (5.65)         (1.03)          (1.68)
                                                    ---------     ---------      ---------         -------
       Total Distributions......................        (5.68)        (5.65)         (1.03)          (1.68)
                                                    ---------     ---------      ---------         -------
Net Asset Value, End of Period..................    $   17.76     $   21.62      $   21.71         $ 22.43
                                                    =========     =========      =========         =======

Total Return(1).................................        10.42%        30.32%          1.48%          (5.66)%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)......       $13,326        $5,041         $3,644          $2,585
   Ratio of Expenses to Average Net Assets......         2.15%         2.34%(2)       2.27%           2.19%*
   Ratio of Net Investment Loss to
     Average Net Assets.........................        (1.55)%       (1.54)%        (1.33)%         (1.51)%*
   Portfolio Turnover Rate(3)...................        60.06%       100.30%         18.03%          19.33%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.33% for 1999.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

OVERVIEW OF DAVIS FINANCIAL FUND

INVESTMENT OBJECTIVE AND STRATEGY

Davis Financial Fund's investment objective is growth of capital. Under normal circumstances the Fund will invest at least 65% of its total assets in securities issued by companies "principally engaged" in the financial services industry. Beginning July 31, 2002, this percentage will change to 80% of its net assets plus any borrowing for investment purposes.

A company is "principally engaged" in financial services if it owns financial services-related assets that constitute at least 50% of the value of all of its assets, or if it derives at least 50% of its revenues from providing financial services. Companies in the financial services industry include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

Our portfolio managers use the Davis investment philosophy to select common stock of quality overlooked growth companies at value prices and to hold them for the long term. We look for financial services companies with sustainable growth rates selling at modest price-earnings multiples that we hope will expand as other investors recognize the company's true worth. We believe that if you combine a sustainable growth rate with a gradually expanding multiple, these rates compound and can generate returns that could exceed average returns earned by investing in a portfolio of financial services companies.

DETERMINING IF THIS FUND IS RIGHT FOR YOU

YOU SHOULD CONSIDER INVESTING IN THIS FUND IF:
o    You are seeking long-term growth of capital.
o You believe that the financial services sector offers attractive long-term growth opportunities.
o    You are investing for the long term.

YOU SHOULD NOT INVEST IN THIS FUND IF:
o You are worried about the possibility of sharp price swings and dramatic market declines.
o    You are interested in earning current income.
o You do not wish to invest in a concentrated portfolio of financial services companies.
o    You are investing for the short term.


PRINCIPAL RISKS

If you buy shares of Davis Financial Fund, you may lose some or all of the money that you invest. This section describes what we think are the three most significant factors that can cause the Fund's performance to suffer.

o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

o COMPANY RISK. The price of a common stock varies with the success and failure of the company issuing the stock. As a result, the success of the companies in which the Fund invests largely determines the Fund's performance.

o CONCENTRATED FINANCIAL SERVICES PORTFOLIO. Davis Financial Fund invests principally in the financial services industry. Any fund that has a concentrated portfolio is particularly vulnerable to the risks of its target sector. Risks of investing in the financial services industry include:

    o REGULATORY ACTIONS. Financial services companies may suffer a setback if regulators change the rules under which they operate.

    o CHANGES IN INTEREST RATES. Unstable interest rates can have a disproportionate effect on the financial services industry.

    o CONCENTRATION OF LOANS. Financial services companies whose securities Davis Financial Fund purchases may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry.

    o COMPETITION. The financial services industry has become increasingly competitive.

Shares of Davis Financial Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


PAST PERFORMANCE

The bar chart and the table that follow provide an indication of the risks of investing in Davis Financial Fund by showing changes in the Fund's year-to-year performance since inception and by showing how the Fund's average annual returns for one year, five years and since inception compare to those of the S&P 500(R), a widely recognized unmanaged index of stock performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.


                  DAVIS FINANCIAL FUND TOTAL RETURN SINCE 1992
                       (As of December 31st of each year)
                                 CLASS A SHARES

                        1992                     32.67%
                        1993                     14.87%
                        1994                     (4.55)%
                        1995                     50.51%
                        1996                     31.50%
                        1997                     44.53%
                        1998                     14.17%
                        1999                     (0.85)%
                        2000                     32.16%

During the period shown above, the highest quarterly return was 20.11% for the fourth quarter of 1998, and the worst quarterly return was (15.94)% for the third quarter of 1998.

Year-to-date performance as of the first quarter of 2001 (not annualized) was (10.66)%.

The chart does not reflect any sales charges. Total return would have been less if it reflected those charges. The return for the other classes of shares offered by this prospectus will differ from the Class A returns shown in the chart, depending on the expenses of that class.

                DAVIS FINANCIAL FUND AVERAGE ANNUAL TOTAL RETURNS
                    (For the periods ended December 31, 2000)

------------------------------------------------------------------------------
                                PAST 1 YEAR    PAST 5 YEARS    LIFE OF FUND
------------------------------------------------------------------------------
CLASS A SHARES*                    25.88%         22.05%          22.85%
(SINCE 5/1/91)
------------------------------------------------------------------------------
S&P 500(R)INDEX                    (9.10)%         18.30%          16.26%
------------------------------------------------------------------------------
CLASS B SHARES*                    27.00%         21.98%          25.99%
(SINCE 12/27/94)
------------------------------------------------------------------------------
S&P 500(R)INDEX                    (9.10)%         18.30%          21.22%
------------------------------------------------------------------------------
CLASS C SHARES*                    30.04%           N/A           14.81%
(SINCE 8/12/97)
------------------------------------------------------------------------------
S&P 500(R)INDEX                    (9.10)%           N/A           12.55%
------------------------------------------------------------------------------
* Figures include sales charges.


FEES AND EXPENSES OF THE FUND

             FEES YOU MAY PAY AS A DAVIS FINANCIAL FUND SHAREHOLDER
                      (Paid Directly From Your Investment)

---------------------------------------------------------------------------------------------------------------
                                                              CLASS A SHARES  CLASS B SHARES   CLASS C SHARES
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a        4.75%           None             None
percentage of offering price)
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)                          0.75%           4.00%            1.00%
Imposed on Redemptions (as a percentage of
the lesser of the net asset value of shares
redeemed or the total cost of such shares)
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends   None            None             None
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                  None            None             None
---------------------------------------------------------------------------------------------------------------

               DAVIS FINANCIAL FUND ANNUAL FUND OPERATING EXPENSES
                     (For the year ended December 31, 2000)
                  (Deducted From Davis Financial Fund's Assets)

--------------------------------------------------------------------------------
                                        CLASS A       CLASS B       CLASS C
                                        SHARES        SHARES        SHARES
--------------------------------------------------------------------------------
Management Fees                          0.63%         0.63%         0.63%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                0.18%         1.00%         1.00%
--------------------------------------------------------------------------------
Other Expenses                           0.24%         0.32%         0.30%
--------------------------------------------------------------------------------
Total Annual Operating Expenses          1.05%         1.95%         1.93%
--------------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in Davis Financial Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Davis Financial Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that Davis Financial Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs--based on these assumptions--would be:

--------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES IN...      1 YEAR    3 YEARS    5 YEARS     10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES                      $577       $793     $1,027       $1,697
--------------------------------------------------------------------------------
CLASS B SHARES                      $598       $912     $1,252      $2,041*
--------------------------------------------------------------------------------
CLASS C SHARES                      $296       $606     $1,042       $2,254
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
IF YOU STILL HOLD YOUR SHARES AFTER...  1 YEAR   3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES                           $577      $793     $1,027      $1,697
--------------------------------------------------------------------------------
CLASS B SHARES                           $198      $612     $1,052     $2,041*
--------------------------------------------------------------------------------
CLASS C SHARES                           $196      $606     $1,042      $2,254
--------------------------------------------------------------------------------

* Class B shares expenses for the 10-year period include two years of Class A shares expenses since Class B shares automatically convert to Class A shares after eight years.


FINANCIAL HIGHLIGHTS

These tables are designed to show you the financial performance of Davis Financial Fund for the past five years, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate at which an investor would have earned (or lost) money on an investment in the Fund.

KPMG LLP has audited the information for fiscal years 2000, 1999 and 1998. KPMG LLP's report, along with the Fund's financial statements, is included in Davis Series' annual report, which is available upon request. Another accounting firm audited the information for the previous fiscal years.

DAVIS FINANCIAL FUND                                              CLASS A SHARES

                                                                                YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
                                                              2000          1999        1998         1997        1996
                                                              ----          ----        ----         ----        ----
Net Asset Value, Beginning of Period................       $  29.07       $  29.32    $  25.68     $  18.06    $  14.50
                                                           --------       --------    ---------    ---------   --------

Income (Loss) From Investment Operations
   Net Investment Income (Loss).....................          (0.06)          0.11        0.09         0.13        0.14
   Net Realized and Unrealized Gains (Losses).......           9.22          (0.36)       3.55         7.92        4.44
                                                           --------       --------    --------     --------    --------
       Total From Investment Operations.............           9.16          (0.25)       3.64         8.05        4.58
                                                           --------       --------    --------     --------    --------

Dividends and Distributions
   Net Investment Income............................            -              -           -          (0.13)      (0.15)
   Distributions from Realized Gains................          (1.91)           -           -          (0.30)      (0.87)
   Distribution in Excess of Net Realized Gains               (0.02)           -           -            -           -
                                                           --------       --------    --------     --------    --------
       Total Dividend and Distributions.............          (1.93)           -           -          (0.43)      (1.02)
                                                           --------       --------    --------     --------    --------


Net Asset Value, End of Period......................       $  36.30       $  29.07    $  29.32     $  25.68    $  18.06
                                                           ========       ========    =========    =========   ========

Total Return(1).....................................          32.16%         (0.85)%     14.17%       44.53%      31.50%
Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)..........        $637,882       $425,584    $460,799     $292,059    $107,579

   Ratio of Expenses to Average Net Assets..........           1.05%          1.04%       1.07%(2)     1.07%       1.15%

   Ratio of Net Investment Income (Loss)
     to Average Net Assets..........................          (0.21)%         0.36%       0.34%        0.77%       0.92%

   Portfolio Turnover Rate(3).......................          34.72%         17.55%      11.37%        6.23%      25.78%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.06% for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

DAVIS FINANCIAL FUND                                              CLASS B SHARES

                                                                        YEAR ENDED DECEMBER 31,
                                                   -------------------------------------------------------------
                                                       2000         1999        1998        1997        1996
                                                       ----         ----        ----        ----        ----

Net Asset Value, Beginning of Period.............   $  28.22     $  28.71    $  25.36     $  17.91    $  14.41
                                                    --------     --------    --------     --------    --------

Income (Loss) From Investment Operations
   Net Investment Income (Loss)..................      (0.31)       (0.16)      (0.12)       (0.01)       0.01
   Net Realized and Unrealized Gains (Losses)....       8.87        (0.33)       3.47         7.76        4.37
                                                    --------     --------    --------     --------    --------
       Total From Investment Operations..........       8.56        (0.49)       3.35         7.75        4.38
                                                    --------     --------    --------     --------    --------

Dividends and Distributions
   Net Investment Income.........................        -            -           -            -         (0.01)
   Distributions from Realized Gains.............      (1.91)         -           -          (0.30)      (0.87)
   Distribution in Excess of Net Realized........      (0.02)         -           -            -           -
                                                    --------     --------    --------     --------    --------
Gains
       Total Dividend and Distributions..........      (1.93)         -           -          (0.30)      (0.88)
                                                    --------     --------    --------     --------    --------

Net Asset Value, End of Period...................   $  34.85     $  28.22    $  28.71     $  25.36    $  17.91
                                                    ========     ========    ========     ========    ========

Total Return(1)..................................      31.00%       (1.71)%     13.21%       43.25%      30.29%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted).......   $447,199     $376,541    $419,145      $193,257     $8,213
   Ratio of Expenses to Average Net Assets.......       1.95%        1.90%       1.93%(2)     1.97%       2.04%
   Ratio of Net Investment Income
     (Loss) to Average Net Assets................      (1.11)%      (0.50)%     (0.52)%      (0.12)%      0.19%
   Portfolio Turnover Rate(3)....................      34.72%       17.55%      11.37%        6.23%      25.78%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.92% for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

DAVIS FINANCIAL FUND                                              CLASS C SHARES

                                                                                                    AUGUST 12, 1997
                                                                                                      (INCEPTION
                                                                                                       OF CLASS)
                                                                                                        THROUGH
                                                                YEAR ENDED DECEMBER 31,              DECEMBER 31,
                                                         ------------------------------------        ------------
                                                           2000         1999           1998             1997
                                                           ----         ----           ----             ----
Net Asset Value, Beginning of Period...............      $  28.63     $  29.12       $  25.71          $  23.76
                                                         --------     --------       --------          --------

Income (Loss) From Investment Operations
   Net Investment Loss.............................         (0.27)       (0.15)         (0.10)              -
   Net Realized and Unrealized Gains (Losses)......          8.97        (0.34)          3.51              2.25
                                                         --------     --------       --------          --------
       Total From Investment Operations............          8.70        (0.49)          3.41              2.25
                                                         --------     --------       --------          --------

Dividends and Distributions
   Distributions from Realized Gains...............         (1.91)         -              -               (0.30)
   Distribution in Excess of Net Realized Gains....         (0.02)         -              -                 -
                                                         --------     --------       --------          --------
       Total Dividend and Distributions............         (1.93)         -              -               (0.30)
                                                         --------     --------       --------          --------

Net Asset Value, End of Period.....................      $  35.40     $  28.63       $  29.12          $  25.71
                                                         ========     ========       ========          ========

Total Return(1)....................................        31.04%        (1.68)%        13.26%             9.45%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted).........      $142,081      $89,128        $92,513           $19,515
   Ratio of Expenses to Average Net Assets.........         1.93%         1.89%          1.91%             1.93%*
   Ratio of Net Investment Income
     (Loss) to Average Net Assets..................        (1.09)%       (0.49)%        (0.51)%           (0.09)%*
   Portfolio Turnover Rate(2)......................        34.72%        17.55%         11.37%             6.23%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

OVERVIEW OF DAVIS REAL ESTATE FUND

INVESTMENT OBJECTIVE AND STRATEGY

Davis Real Estate Fund's investment objective is total return through a combination of growth and income. Under normal circumstances Davis Real Estate Fund will invest at least 65% of its total assets in securities issued by companies "principally engaged" in the real estate industry. Beginning July 31, 2002, this percentage will change to 80% of its net assets plus any borrowing for investment purposes.

A company is "principally engaged" in the real estate industry if it owns real estate or real estate-related assets that constitute at least 50% of the value of all of its assets, or if it derives at least 50% of its revenues or net profits from owning, financing, developing, managing, or selling real estate, or from offering products or services that are related to real estate. Issuers of real estate securities include real estate investment trusts (known as "REITs"), brokers, developers, lenders, and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies.

Most of Davis Real Estate Fund's real estate securities are, and likely will continue to be, interests in REITs. REITs pool investors' funds to make real estate-related investments, such as buying interests in income-producing property or making loans to real estate developers.

Davis Real Estate Fund focuses on REITs and other companies with first-class management teams who view real estate as a means of producing steady increases in income and strong returns on capital. We concentrate heavily on valuation, looking for companies that sell at less than the present value of their expected cash flow over the next few years.


DETERMINING IF THIS FUND IS RIGHT FOR YOU

YOU SHOULD CONSIDER INVESTING IN THIS FUND IF:
o    You are seeking total return through a combination of growth and income.
o You believe that the real estate sector offers attractive long-term growth opportunities.
o You want to diversify your traditional stock and bond portfolio with real estate securities.
o    You are investing for the long term.

YOU SHOULD NOT INVEST IN THIS FUND IF:
o You are worried about the possibility of sharp price swings and dramatic market declines.
o You do not wish to invest in a concentrated portfolio of real estate companies.
o    You are investing for the short term.

PRINCIPAL RISKS

If you buy shares of Davis Real Estate Fund, you may lose some or all of the money that you invest. This section describes what we think are the three most significant factors that can cause the Fund's performance to suffer.

o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

o COMPANY RISK. The price of a common stock varies with the success and failure of the company issuing the stock. As a result, the success of the companies in which the Fund invests largely determines the Fund's performance. Many real estate companies are small and medium capitalization companies. Investing in small and medium capitalization companies may be more risky than investing in large capitalization companies. Smaller companies typically have more limited markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

     FOCUSED PORTFOLIO RISK. Davis Real Estate Fund is allowed to focus its investments in fewer companies than a fund which is required to diversify its portfolio. Should the portfolio manager determine that it is prudent to focus the Fund's portfolio in a few companies, the portfolio may be subject to greater volatility and risk and the Fund's investment performance, both good and bad, is expected to reflect the economic performance of the few companies the Fund focuses on.

o CONCENTRATED REAL ESTATE PORTFOLIO RISK. Davis Real Estate Fund invests principally in one industry. Any fund that has a concentrated portfolio is particularly vulnerable to the risks of its selected industry. Real estate securities are susceptible to the many risks associated with the direct ownership of real estate, including:

     o Declines in property values--because of changes in the economy of the surrounding area or because a particular region has become less appealing to tenants.

     o Increases in property taxes, operating expenses, interest rates or competition.

     o    Overbuilding.

     o    Changes in zoning laws.

     o    Losses from casualty or condemnation.

Shares of Davis Real Estate Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


PAST PERFORMANCE

The bar chart and the table that follow provide an indication of the risks of investing in Davis Real Estate Fund by showing changes in the Fund's year-to-year performance since inception and by showing how the Fund's average annual returns for one year, five years and since inception compare to those of the S&P 500(R), a widely recognized unmanaged index of stock performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                 DAVIS REAL ESTATE FUND TOTAL RETURN SINCE 1995
                       (As of December 31st of each year)
                                 CLASS A SHARES


                  1995                              17.70%
                  1996                              37.05%
                  1997                              25.08%
                  1998                            (15.56)%
                  1999                             (7.55)%
                  2000                              25.76%


During the period shown above, the highest quarterly return was 19.22% for the fourth quarter of 1996, and the worst quarterly return was (11.43)% for the third quarter of 1998.

Year-to-date performance as of the first quarter of 2001 (not annualized) was (3.13)%.

The chart does not reflect any sales charges. Total return would have been less if it reflected those charges. The return for the other classes of shares offered by this prospectus will differ from the Class A returns shown in the chart, depending on the expenses of that class.

                                DAVIS REAL ESTATE FUND AVERAGE ANNUAL TOTAL RETURNS
                                     (For the periods ended December 31, 2000)

-------------------------------------------------------------------------------------------------------------------------
                                                PAST 1 YEAR               PAST 5 YEARS               LIFE OF FUND
-------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES*                                   19.79%                     9.90%                      10.73%
(SINCE 1/3/94)
-------------------------------------------------------------------------------------------------------------------------
WILSHIRE REAL ESTATE SECURITIES INDEX             30.74%                     11.37%                     10.41%
-------------------------------------------------------------------------------------------------------------------------
S&P 500(R)INDEX                                   (9.10)%                    18.30%                     18.25%
-------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES*                                   20.74%                     9.77%                      11.20%
(SINCE 12/27/94)
-------------------------------------------------------------------------------------------------------------------------
WILSHIRE REAL ESTATE SECURITIES INDEX             30.74%                     11.37%                     12.07%
-------------------------------------------------------------------------------------------------------------------------
S&P 500(R)INDEX                                   (9.10)%                    18.30%                     21.22%
-------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES*                                   23.71%                      N/A                        1.86%
(SINCE 8/13/97)
-------------------------------------------------------------------------------------------------------------------------
WILSHIRE REAL ESTATE SECURITIES INDEX             30.74%                      N/A                        4.22%
-------------------------------------------------------------------------------------------------------------------------
S&P 500(R)INDEX                                   (9.10)%                     N/A                       12.71%
-------------------------------------------------------------------------------------------------------------------------

* Figures include sales charges.


                          DAVIS REAL ESTATE FUND YIELD
                                 CLASS A SHARES
                            (As of December 31, 2000)

30-DAY SEC YIELD           3.84%

You can obtain Davis Real Estate Fund's most recent 30-day SEC Yield by calling us toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Standard Time.

FEES AND EXPENSES OF THE FUND

            FEES YOU MAY PAY AS A DAVIS REAL ESTATE FUND SHAREHOLDER
                      (Paid Directly from Your Investment)

------------------------------------------------------------------------------------------------------------------
                                                               CLASS A SHARES   CLASS B SHARES    CLASS C SHARES
------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a              4.75%            None              None
percentage of offering price)
------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)                                0.75%            4.00%             1.00%
Imposed on Redemptions (as a percentage of
the lesser of the net asset value of shares
redeemed or the total cost of such shares)
------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends         None             None              None
------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                        None             None              None
------------------------------------------------------------------------------------------------------------------

              DAVIS REAL ESTATE FUND ANNUAL FUND OPERATING EXPENSES
                     (For the year ended December 31, 2000)
                 (Deducted From Davis Real Estate Fund's Assets)

--------------------------------------------------------------------------------
                                 CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
--------------------------------------------------------------------------------
Management Fees                      0.73%           0.73%           0.73%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees            0.19%           1.00%           1.00%
--------------------------------------------------------------------------------
Other Expenses                       0.25%           0.38%           0.30%
--------------------------------------------------------------------------------
Total Annual Operating Expenses      1.17%           2.11%           2.03%
--------------------------------------------------------------------------------


EXAMPLE

This example is intended to help you compare the cost of investing in Davis Real Estate Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Davis Real Estate Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that Davis Real Estate Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs--based on these assumptions--would be:

--------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES IN...   1 YEAR     3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES                   $589        $829      $1,088        $1,828
--------------------------------------------------------------------------------
CLASS B SHARES                   $614        $961      $1,334       $2,201*
--------------------------------------------------------------------------------
CLASS C SHARES                   $306        $637      $1,093        $2,358
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
IF YOU STILL HOLD YOUR          1 YEAR     3 YEARS     5 YEARS      10 YEARS
SHARES AFTER...
--------------------------------------------------------------------------------
CLASS A SHARES                   $589        $829      $1,088        $1,828
--------------------------------------------------------------------------------
CLASS B SHARES                   $214        $661      $1,134       $2,201*
--------------------------------------------------------------------------------
CLASS C SHARES                   $206        $637      $1,093        $2,358
--------------------------------------------------------------------------------

* Class B shares expenses for the 10-year period include two years of Class A shares' expenses since Class B shares automatically convert to Class A shares after eight years.


FINANCIAL HIGHLIGHTS

These tables are designed to show you the financial performance of Davis Real Estate Fund since inception, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate at which an investor would have earned (or lost) money on an investment in the Fund.

KPMG LLP has audited the information for fiscal years 2000, 1999 and 1998. KPMG LLP's report, along with the Fund's financial statements, is included in Davis Series' annual report, which is available upon request. Another accounting firm audited the information for the previous fiscal years.

DAVIS REAL ESTATE FUND                                            CLASS A SHARES

                                                                        YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------------
                                                      2000          1999          1998         1997         1996(1)
                                                      ----          ----          ----         ----         ----

Net Asset Value, Beginning of Period............     $18.27        $20.73         $25.41       $21.24       $16.44
                                                     ------        ------         ------       ------       ------

Income (Loss) From Investment Operations
   Net Investment Income........................       0.75          0.78           0.74         0.74         0.71
   Net Realized and Unrealized Gains (Losses)...       3.88         (2.32)         (4.65)        4.51         5.22
                                                     ------        ------         ------       ------       ------
       Total From Investment Operations.........       4.63         (1.54)         (3.91)        5.25         5.93
                                                     ------        ------         ------       ------       ------

Dividends and Distributions
   Net Investment Income........................      (0.75)        (0.78)         (0.74)       (0.74)       (0.70)
   Distributions from Realized Gains............        -             -             -           (0.27)       (0.25)
   Return of Capital............................      (0.09)        (0.14)         (0.03)       (0.07)       (0.18)
                                                     ------        ------         ------       ------       ------
       Total Dividends and Distributions........      (0.84)        (0.92)         (0.77)       (1.08)       (1.13)
                                                     ------        ------         ------       ------       ------

Net Asset Value, End of Period..................     $22.06        $18.27         $20.73       $25.41       $21.24
                                                     ======        ======         ======       ======       ======

Total Return(2).................................      25.76%        (7.55)%       (15.56)%      25.08%       37.05%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)......    $176,123      $147,835       $198,328     $147,488     $32,507
   Ratio of Expenses to Average Net                    1.17%(3)      1.21%          1.21%        1.18%       1.32%(3)
     Assets.....................................
   Ratio of Net Investment Income to
     Average Net Assets.........................       3.76%         3.82%          3.40%        3.40%        3.95%
   Portfolio Turnover Rate(4)...................
                                                      17.68%        52.22%         19.14%       12.50%       18.60%

(1) Per share calculations other than distributions were based on average shares outstanding during the period.

(2) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

(3) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.16% and 1.31% for 2000 and 1996, respectively.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

DAVIS REAL ESTATE FUND                                            CLASS B SHARES

                                                                 YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                              2000          1999          1998         1997          1996(1)
                                              ----          ----          ----         ----          ----

Net Asset Value, Beginning of Period..     $  18.21      $  20.67       $  25.32     $  21.19     $  16.41
                                           --------      --------       --------     --------     --------

Income (Loss) From Investment Operations
   Net Investment Income..............         0.58          0.61           0.56         0.54         0.56
   Net Realized and Unrealized Gains
       (Losses).......................         3.87         (2.32)         (4.63)        4.47         5.21
                                           --------      --------       --------     --------     --------
       Total From Investment Operations        4.45         (1.71)         (4.07)        5.01         5.77
                                           --------      --------       --------     --------     --------

Dividends and Distributions
   Net Investment Income..............        (0.58)        (0.61)         (0.56)       (0.54)       (0.63)
   Distributions from Realized Gains..         -             -              -           (0.27)       (0.25)
   Return of Capital..................        (0.09)        (0.14)         (0.02)       (0.07)       (0.11)
                                           --------      --------       --------     --------     --------
       Total Dividend and Distributions       (0.67)        (0.75)         (0.58)       (0.88)       (0.99)
                                           --------      --------       --------     --------     --------

Net Asset Value, End of Period........     $  21.99      $  18.21       $  20.67     $  25.32     $  21.19
                                           ========      ========       ========     ========     ========

Total Return(2).......................      24.74%       (8.37)%        (16.21)%      23.88%       35.99%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)   $90,417       $93,585      $143,993     $114,283     $10,919
   Ratio of Expenses to Average Net Assets   2.11%         2.06%          2.02%        2.04%         2.22%
   Ratio of Net Investment Income to
   Average Net Assets.................       2.81%         2.97%          2.59%        2.60%         3.46%
   Portfolio Turnover Rate(3).........
                                            17.68%        52.22%         19.14%       12.50%       18.60%

(1) Per share calculations other than distributions were based on average shares outstanding during the period.

(2) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.



                                       22


DAVIS REAL ESTATE FUND                                           CLASS C SHARES

                                                                                              AUGUST 13, 1997
                                                                                                (INCEPTION
                                                                                                 OF CLASS)
                                                                                                  THROUGH
                                                             YEAR ENDED DECEMBER 31,           DECEMBER 31,
                                                   ----------------------------------------  ------------------
                                                        2000         1999          1998            1997
                                                        ----         ----          ----            ----
Net Asset Value, Beginning of Period...............  $  18.34     $  20.81       $  25.49        $  23.41
                                                     --------     --------       --------        --------

Income (Loss) From Investment Operations
   Net Investment Income...........................      0.58         0.61           0.53            0.18
   Net Realized and Unrealized Gains (Losses)......      3.89        (2.33)         (4.62)           2.42
                                                     --------     --------       --------        --------
       Total From Investment Operations............      4.47        (1.72)         (4.09)           2.60
                                                     --------     --------       --------        --------

Dividends and Distributions
   Net Investment Income...........................     (0.58)       (0.61)         (0.53)          (0.18)
   Distributions from Realized Gains...............      -            -              -              (0.27)
   Return of Capital...............................     (0.09)       (0.14)         (0.06)          (0.07)
                                                     --------     --------       --------        --------
       Total Dividend and Distributions............     (0.67)       (0.75)         (0.59)          (0.52)
                                                     --------     --------       --------        --------

Net Asset Value, End of Period.....................  $  22.14     $  18.34       $  20.81        $  25.49
                                                     ========     ========       ========        ========

Total Return(1) ...................................   24.71%      (8.34)%        (16.20)%         11.12%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted).........  $36,084      $29,952        $34,336          $8,322
   Ratio of Expenses to Average Net Assets.........    2.03%(2)     2.01%          2.02%          2.03%*
   Ratio of Net Investment Income to Average Net
     Assets........................................    2.90%        3.02%          2.59%          2.56%*
   Portfolio Turnover Rate(3)......................   17.68%       52.22%         19.14%         12.50%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.02% for 2000.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

OVERVIEW OF DAVIS CONVERTIBLE SECURITIES FUND

INVESTMENT OBJECTIVE AND STRATEGY

Davis Convertible Securities Fund's investment objective is total return through a combination of growth and income. Under normal circumstances Davis Convertible Securities Fund will invest at least 65% of its total assets in convertible securities. Beginning July 31, 2002, this percentage will change to 80% of its net assets plus any borrowing for investment purposes. The most common types of convertible securities are bonds and preferred stock that the holder can exchange for common stock of the same issuer.

Convertible securities offer both current income and growth potential. For current income, we buy convertible debt instruments like bonds, notes and debentures that entitle the Fund to receive regular interest payments. Similarly, we buy preferred stock that entitles the Fund to receive regular dividend payments. These interest and dividend payments generally exceed the dividend payments that the issuers of our convertible securities make to holders of their common stock. Convertible securities have growth potential because, if the underlying common stock begins to increase in value, the holder of the convertible security can exchange it for common stock and enjoy the benefits of that growth.

Many convertible debt securities are assigned ratings by agencies that evaluate the quality of publicly offered debt. Our portfolio manager may use up to 35% of Davis Convertible Securities Fund's net assets to buy debt securities with low ratings, known as "high-yield, high-risk debt securities."

Our portfolio managers look for growing companies at value prices. Our goal is to identify those convertible securities that tend to increase more than decline, given an equal upward or downward move in the price of the underlying stock.

Davis Convertible Securities Fund first attempts to identify well-managed growth companies whose securities are selling at attractive prices. Then we try to identify securities issued by those companies that have the potential to deliver 80% of the amount that the issuer's common stock appreciates when market conditions are favorable, but will not drop in value by more than 50% of the amount that the issuer's common stock declines when market conditions are bad. Of course, there can not be any guarantee that the convertible securities that we purchase will in fact perform in the manner that our models suggest.


DETERMINING IF THIS FUND IS RIGHT FOR YOU

YOU SHOULD CONSIDER INVESTING IN THIS FUND IF:

o    You are seeking total return through a combination of growth and income.

o    You want to diversify a common stock portfolio.

o You are principally interested in growth-oriented investments, but want current income.

o    You are investing for the long term.

YOU SHOULD NOT INVEST IN THIS FUND IF:

o You are worried about the possibility of sharp price swings and dramatic market declines.

o You do not wish to invest in a portfolio that has some of the characteristics of both common stocks and bonds.

o    You are investing for the short term.


PRINCIPAL RISKS

If you buy shares of Davis Convertible Securities Fund, you may lose some or all of the money that you invest. Convertible securities have characteristics of both equity and debt securities, so they present the risks of both common stock ownership as well as the risks of bond ownership. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

EQUITY RISKS

o MARKET RISK. The market value of shares of convertible securities can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

o COMPANY RISK. The price of a convertible security varies with the success and failure of the company issuing the securities. As a result, the success of the companies in which the Fund invests largely determines the Fund's performance. The Fund invests in companies with large, medium and small market capitalizations. Investing in small and medium capitalization companies may be more risky than investing in large capitalization companies. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

DEBT RISKS

o INTEREST RATE SENSITIVITY. If a security pays a fixed interest rate, and market rates increase, the value of the fixed-rate security should decline.

o CHANGES IN DEBT RATING. If a rating agency gives a convertible security a low rating, the value of the security will decline because investors will demand a higher rate of return.

o CREDIT RISK. Like any borrower, the issuer of a convertible debt security may be unable to make its payments. The Fund may invest up to 35% of total assets in high-yield, high-risk debt securities.

HIGH-YIELD, HIGH-RISK DEBT SECURITIES. There are several agencies that evaluate and rate debt securities. Two of the most prominent are Standard & Poor's and Moody's Investors Service.

When they evaluate the quality of a debt instrument, rating agencies look at factors like the issuer's current financial condition and business prospects, the value of any collateral that secures the debt, and the issuer's history of paying other debt. Each agency has its own system for "grading" debt. Standard & Poor's has 11 ratings, ranging from D for securities that are in default to AAA for securities that are almost certain to be repaid. Moody's Investors Service has nine ratings, with C being the lowest and Aaa being the highest.

A debt security is called "investment-grade" if a respected agency assigns it a favorable credit rating. In contrast, a debt security is considered "high-yield, high-risk" if it is rated BB or lower by Standard and Poor's, or Ba or lower by Moody's Investors Service. Securities with these low ratings are also referred to as "junk bonds." Many institutional investors, such as pension plans and municipal governments, are only permitted to buy investment-grade debt.

There are four principal risks of owning high-yield, high-risk debt securities:

     o OVERBURDENED ISSUERS. Many issuers only resort to offering high-yield, high-risk debt securities when they cannot get financing from more traditional sources, such as banks. These issuers are unlikely to have a cushion from which to make their payments when their earnings are poor or when the economy in general is in decline.

     o PRIORITY. Issuers of high-yield, high-risk debt securities are likely to have a substantial amount of other debt. Most, if not all, of this other debt will be "senior" to the high-yield, high-risk debt securities; an issuer must be current on its senior obligations before it can pay bondholders. In addition, some of the other debt may be secured by the issuer's primary operating assets. If the issuer defaults on those obligations, the lenders may seize their collateral--possibly forcing the issuer out of business and into bankruptcy.

     o DIFFICULT TO RESELL. Many investors simply do not want high-yield, high-risk debt securities, and others are prohibited from buying them.

     o VOLATILE PRICES. Prices of high-yield, high-risk debt securities are more volatile than prices of higher-rated securities. In periods of economic difficulty or rising interest rates, prices of high-yield, high-risk debt securities decline more than prices of investment-grade securities.

Shares of Davis Convertible Securities Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

PAST PERFORMANCE

The bar chart and the table that follow provide an indication of the risks of investing in Davis Convertible Securities Fund by showing changes in the Fund's year-to-year performance since inception, and by showing how the Fund's average annual returns for one year, five years and since inception compare to those of the S&P 500(R), a widely recognized unmanaged index of stock performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

           DAVIS CONVERTIBLE SECURITIES FUND TOTAL RETURN SINCE 1993
                       (As of December 31st of each year)
                                 CLASS A SHARES

         1993                       17.26%
         1994                       (6.72)%
         1995                       26.68%
         1996                       29.46%
         1997                       28.68%
         1998                       (1.79)%
         1999                       12.97%
         2000                       (0.97)%

During the period shown above, the highest quarterly return was 14.33% for the third quarter of 1997, and the worst quarterly return was (9.15)% for the third quarter of 1998.

Year-to-date performance as of the first quarter of 2001 (not annualized) was (5.38)%.

The chart does not reflect any sales charges. Total return would have been less if it reflected those charges. The return for the other classes of shares offered by this prospectus will differ from the Class A returns shown in the chart, depending on the expenses of that class.


         DAVIS CONVERTIBLE SECURITIES FUND AVERAGE ANNUAL TOTAL RETURNS
                   (For the periods ended December 31, 2000)

                        PAST 1 YEAR         PAST 5 YEARS       LIFE OF FUND
------------------- --------------------- ------------------ -----------------
CLASS A SHARES*           (5.68)%              11.76%             12.28%
(SINCE 5/1/92)
------------------- --------------------- ------------------ -----------------
S&P 500(R)INDEX            (9.10)%              18.30%             16.77%
------------------- --------------------- ------------------ -----------------
CLASS B SHARES*           (5.66)%              11.55%             13.63%
(SINCE 2/3/95)
------------------- --------------------- ------------------ -----------------
S&P 500(R)INDEX            (9.10)%              18.30%             20.80%
------------------- --------------------- ------------------ -----------------
CLASS C SHARES*           (2.78)%                N/A              4.20%
(SINCE 8/12/97)
------------------- --------------------- ------------------ -----------------
S&P 500(R)INDEX            (9.10)%                N/A              12.55%
------------------- --------------------- ------------------ -----------------
* Figures include sales charges.


            DAVIS CONVERTIBLE SECURITIES FUND YIELD, CLASS A SHARES
                           (As of December 31, 2000)

30-DAY SEC YIELD           2.78%

You can obtain Davis Convertible Securities Fund's most recent 30-day SEC Yield by calling us toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Standard Time.


FEES AND EXPENSES OF THE FUND

      FEES YOU MAY PAY AS A DAVIS CONVERTIBLE SECURITIES FUND SHAREHOLDER
                      (Paid Directly From Your Investment)

                                                               CLASS A SHARES   CLASS B SHARES    CLASS C SHARES
-------------------------------------------------------------- ---------------- ----------------- ----------------
Maximum Sales Charge (Load) Imposed on Purchases (as a         4.75%            None              None
percentage of offering price)
-------------------------------------------------------------- ---------------- ----------------- ----------------
Maximum Deferred Sales Charge (Load)                           0.75%            4.00%             1.00%
Imposed on Redemptions (as a percentage of
the lesser of the net asset value of shares
redeemed or the total cost of such shares)
-------------------------------------------------------------- ---------------- ----------------- ----------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
                                                               None             None              None
-------------------------------------------------------------- ---------------- ----------------- ----------------
Exchange Fee                                                   None             None              None
-------------------------------------------------------------- ---------------- ----------------- ----------------


        DAVIS CONVERTIBLE SECURITIES FUND ANNUAL FUND OPERATING EXPENSES
                     (For the year ended December 31, 2000)
           (Deducted from Davis Convertible Securities Fund's Assets)

                                                               CLASS A SHARES   CLASS B SHARES    CLASS C SHARES
-------------------------------------------------------------- ---------------- ----------------- ----------------
Management Fees                                                0.75%            0.75%             0.75%
-------------------------------------------------------------- ---------------- ----------------- ----------------
Distribution (12b-1) Fees                                      0.14%            1.00%             1.00%
-------------------------------------------------------------- ---------------- ----------------- ----------------
Other Expenses                                                 0.18%            0.27%             0.26%
-------------------------------------------------------------- ---------------- ----------------- ----------------
Total Annual Operating Expenses                                1.07%            2.02%             2.01%
-------------------------------------------------------------- ---------------- ----------------- ----------------


EXAMPLE

This example is intended to help you compare the cost of investing in Davis Convertible Securities Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Davis Convertible Securities Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that Davis Convertible Securities Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs--based on these assumptions--would be:

IF YOU SELL YOUR SHARES IN...       1 YEAR              3 YEARS              5 YEARS            10 YEARS
------------------------------ ------------------ --------------------- ------------------ -------------------
CLASS A SHARES                       $579                 $799               $1,037              $1,719
------------------------------ ------------------ --------------------- ------------------ -------------------
CLASS B SHARES                       $605                 $934               $1,288             $2,103*
------------------------------ ------------------ --------------------- ------------------ -------------------
CLASS C SHARES                       $304                 $630               $1,083              $2,338
------------------------------ ------------------ --------------------- ------------------ -------------------


------------------------------ ------------------ --------------------- ------------------ -------------------
IF YOU STILL HOLD YOUR              1 YEAR              3 YEARS              5 YEARS            10 YEARS
SHARES AFTER...
------------------------------ ------------------ --------------------- ------------------ -------------------
CLASS A SHARES                       $579                 $799               $1,037              $1,719
------------------------------ ------------------ --------------------- ------------------ -------------------
CLASS B SHARES                       $205                 $634               $1,088             $2,103*
------------------------------ ------------------ --------------------- ------------------ -------------------
CLASS C SHARES                       $204                 $630               $1,083              $2,338
------------------------------ ------------------ --------------------- ------------------ -------------------

* Class B shares expenses for the 10-year period include two years of Class A shares expenses since Class B shares automatically convert to Class A shares after eight years.

FINANCIAL HIGHLIGHTS

These tables are designed to show you the financial performance of Davis Convertible Securities Fund for the past five years, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate at which an investor would have earned (or lost) money on an investment in the Fund.

KPMG LLP has audited the information for fiscal years 2000, 1999 and 1998. KPMG LLP's report, along with the Fund's financial statements, is included in Davis Series' annual report, which is available upon request. Another accounting firm audited the information for the previous fiscal years.

DAVIS CONVERTIBLE SECURITIES FUND                                CLASS A SHARES

                                                              YEAR ENDED DECEMBER 31,
                                           -------------------------------------------------------------
                                               2000          1999         1998        1997        1996
                                               ----          ----         ----        ----        ----
Net Asset Value, Beginning of Period....    $  25.21       $  23.76     $  25.26    $  21.22    $  18.22
                                            --------       --------     ---------   ---------   --------

Income (Loss) From Investment Operations
   Net Investment Income................        0.80           0.77         0.77        0.67        0.71
   Net Realized and Unrealized Gains
       (Losses).........................       (1.01)          2.22        (1.23)       5.33        4.56
                                            --------       --------     --------    --------    --------
       Total From Investment Operations.       (0.21)          2.99        (0.46)       6.00        5.27
                                            --------       --------     --------    --------    --------

Dividends and Distributions
   Net Investment Income................       (0.83)         (0.76)       (0.76)      (0.67)      (0.69)
   Distributions from Realized Gains....       (0.19)         (0.77)       (0.27)      (1.22)      (1.54)
   Return of Capital....................       (0.02)         (0.01)       (0.01)      (0.07)      (0.04)
                                            ----------------------- ------------    --------    --------
       Total Dividend and Distributions.       (1.04)         (1.54)       (1.04)      (1.96)      (2.27)
                                            --------       --------     --------    --------    --------

Net Asset Value, End of Period..........    $  23.96       $  25.21     $  23.76    $  25.26    $  21.22
                                            ========       ========     ========    ========    ========
Total Return(1).........................
                                               (0.97)%        12.97%       (1.79)%     28.68%      29.46%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)  $102,702       $117,308     $132,856     $90,107    $ 42,841
   Ratio of Expenses to Average Net Assets      1.07%          1.12%        1.16%(2)    1.08%(2)    1.05%
   Ratio of Net Investment Income
     to Average Net Assets..............        3.02%          2.99%        3.27%       3.00%       3.34%
   Portfolio Turnover Rate(3)...........
                                               24.50%         32.99%       14.43%      23.68%      43.16%

(1) Assumes hypothetical investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.15% and 1.07% for 1998 and 1997, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

DAVIS CONVERTIBLE SECURITIES FUND                                CLASS B SHARES

                                                             YEAR ENDED DECEMBER 31,
                                          --------------------------------------------------------------
                                          2000          1999          1998          1997          1996
                                          ----          ----          ----          ----          ----
Net Asset Value,
   Beginning of Period...........       $  24.98     $  23.55      $  25.03       $  21.05      $  18.14
                                        --------     --------      --------       --------      --------

Income (Loss) From Investment
  Operations
   Net Investment Income.........           0.55         0.53          0.56           0.44          0.59
   Net Realized and Unrealized
     Gains (Losses)..............          (0.99)        2.22         (1.22)          5.26          4.45
                                        --------     --------      --------       --------      --------
       Total From Investment
         Operations..............          (0.44)        2.75         (0.66)          5.70          5.04
                                        --------     --------      --------       --------      --------
Dividends and Distributions
   Net Investment Income.........          (0.59)       (0.54)        (0.54)         (0.44)        (0.56)
   Distributions from
     Realized Gains..............          (0.19)       (0.77)        (0.27)         (1.22)        (1.54)
   Return of Capital.............          (0.02)       (0.01)        (0.01)         (0.06)        (0.03)
                                        --------     --------      -------- -     --------      --------
       Total Dividend and
          Distributions..........          (0.80)       (1.32)        (0.82)         (1.72)        (2.13)
                                        --------     --------      --------       --------      --------

Net Asset Value, End of Period...       $  23.74     $  24.98      $  23.55       $  25.03      $  21.05
                                        ========     ========      ========       ========      ========
Total Return(1)..................
                                           (1.86)%      12.01%        (2.62)%         7.35%        28.21%

Ratios/Supplemental Data
   Net Assets, End of Period
     (000 omitted)...............        $71,789      $86,623       $90,827        $35,536        $2,075
   Ratio of Expenses to
     Average Net Assets..........           2.02%(2)     2.01%         2.04%(2)       2.11%(2)      2.01%(2)
   Ratio of Net Investment Income
     to Average Net Assets.......           2.08%        2.10%         2.39%          2.09%         2.40%
   Portfolio Turnover Rate(3)....
                                           24.50%       32.99%        14.43%         23.68%        43.16%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.01%, 2.03%, 2.10% and 2.00% for 2000, 1998, 1997 and 1996, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

DAVIS CONVERTIBLE SECURITIES FUND                                CLASS C SHARES

                                                                                         AUGUST 12, 1997
                                                                                           (INCEPTION
                                                                                            OF CLASS)
                                                                                             THROUGH
                                                    YEAR ENDED DECEMBER 31,               DECEMBER 31,
                                          ----------------------------------------        ------------
                                             2000              1999         1998              1997
                                             ----              ----         ----              ----
Net Asset Value,
   Beginning of Period..................  $  25.31           $  23.86     $  25.36         $  24.91
                                          --------           --------     --------         --------

Income (Loss) From Investment
     Operations
   Net Investment Income................      0.56               0.55         0.59             0.11
   Net Realized and Unrealized
     Gains (Losses).....................     (1.00)              2.23        (1.26)            1.72
                                          --------           --------     --------         --------
       Total From Investment operations.     (0.44)              2.78        (0.67)            1.83
                                          --------           --------     --------         --------

Dividends and Distributions
   Net Investment Income................     (0.60)             (0.55)       (0.55)           (0.11)
   Distributions from Realized Gains....     (0.19)             (0.77)       (0.27)           (1.22)
   Return of Capital....................     (0.02)             (0.01)       (0.01)           (0.05)
                                          --------           --------     --------         --------

       Total Dividend and Distributions.     (0.81)             (1.33)       (0.83)           (1.38)
                                          --------           --------     --------         --------

Net Asset Value, End of Period..........  $  24.06           $  25.31     $  23.86         $  25.36
                                          ========           ========     ========         ========

Total Return(1).........................     (1.83)%            11.98%       (2.61)%           7.38%

Ratios/Supplemental Data
   Net Assets, End of Period
     (000 omitted)......................  $ 15,983            $18,936      $26,406           $6,296
   Ratio of Expenses to
     Average Net Assets.................      2.01%(2)           2.01%        2.03%(2)         2.08%*(2)
   Ratio of Net Investment Income
     to Average Net Assets..............      2.09%              2.10%        2.40%            2.01%*
   Portfolio Turnover Rate(3)...........     24.50%             32.99%       14.43%           23.68%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.00%, 2.02% and 2.07% for 2000, 1998 and 1997, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

OVERVIEW OF DAVIS GOVERNMENT BOND FUND

INVESTMENT OBJECTIVE AND STRATEGY

Davis Government Bond Fund's investment objective is current income. Under normal circumstances Davis Government Bond Fund will invest exclusively in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities.

There are two basic types of U.S. Government Securities: direct obligations of the U.S. Treasury, and obligations issued or guaranteed by an agency or instrumentality of the U.S. Government. U.S. Government Securities all represent debt obligations (unlike equity securities, which represent ownership of the issuer). Obligations that the U.S. Treasury issues or guarantees are generally considered to offer the highest credit quality available in any security. Many securities issued by government agencies are not fully guaranteed by the U.S. Government, and in unusual circumstances may present credit risk.

U.S. Government Securities include mortgage-related securities issued by an agency or instrumentality of the U.S. Government. At times, a significant portion of Davis Government Bond Fund's securities are mortgage-backed securities and collateralized mortgage obligations. A "mortgage-backed security" represents ownership of a pool of mortgage loans. As the mortgages are paid off, a portion of the principal and interest payments are passed through to the owners of the securities. Davis Government Bond Fund only buys mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. A "collateralized mortgage obligation" is a debt security that is secured by a pool of mortgages, mortgage-backed securities, U.S. Government Securities or corporate debt obligations. Davis Government Bond Fund only invests in collateralized mortgage obligations that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Davis Government Bond Fund does not attempt to deliver the highest possible current yield to its investors. Instead, the portfolio manager tries to deliver competitive results with less risk or volatility than our competitors.


DETERMINING IF THIS FUND IS RIGHT FOR YOU

YOU SHOULD CONSIDER INVESTING IN THIS FUND IF:

o    You are seeking current income.

o    You are most comfortable investing in high-quality U.S. Government
     Securities.

o    You want to diversify a common stock portfolio.

o    You are investing for the long term.

YOU SHOULD NOT INVEST IN THIS FUND IF:

o    You cannot accept even moderate price swings or market declines.

o    You are investing for the short term.


PRINCIPAL RISKS

If you buy shares of Davis Government Bond Fund, you may lose some of the money that you invest. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

INTEREST RATE RISKS. There are two principal ways that changes in interest rates affect the U.S. Government Securities in which the Fund invests:

o PRICE VOLATILITY RISK. Most of the Fund's U.S. Government Securities pay a fixed interest rate. When market rates increase, the value (and price) of the U.S. Government Securities usually decline. When interest rates are falling, the value (and price) of the U.S. Government Securities usually increase. As a result, an increase in market rates should reduce the value of the Fund's portfolio and a decrease in rates should have the opposite effect.

o EXTENSION AND PREPAYMENT RISK. Market prices of the mortgage-backed securities and collateralized mortgage obligations that Davis Government Bond Fund owns are affected by how quickly borrowers elect to prepay the mortgages underlying the securities. Changes in market interest rates affect borrowers' decisions about whether or not to prepay their mortgages. Rising interest rates lead to "extension risk," which occurs when borrowers maintain their existing mortgages until they come due instead of choosing to prepay them. Falling interest rates lead to "prepayment risk," which occurs when borrowers prepay their mortgages more quickly than usual so that they can refinance at a lower rate. A government agency that has the right to "call" (prepay) a fixed-rate security may respond the same way. The pace at which borrowers prepay affects the yield and the cash flow to holders of securities and the market value of those securities.

Because, under normal circumstances, Davis Government Bond Fund invests exclusively in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities, it incurs a minimum risk of loss due to credit risk. U.S. Government Securities are among the safest investments you can make, and are an excellent means of preserving principal. Some of the agency-issued securities in the Fund's portfolio are not fully guaranteed by the U.S. Government, and in unusual circumstances may present credit risk. There is always some risk, even for U.S. Government Securities, that the issuer of a security held by the Fund will fail to make a payment when it is due.

Shares of Davis Government Bond Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

PAST PERFORMANCE

The bar chart and the table that follow provide an indication of the risks of investing in Davis Government Bond Fund by showing changes in the Fund's year-to-year performance for the past 10 years and by showing how the Fund's average annual returns for one year, five years, 10 years and since inception compare to those of the Lehman Brothers Intermediate Term U.S. Treasury Securities Index, a recognized unmanaged index of U.S. Government Securities performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                           DAVIS GOVERNMENT BOND FUND
                   TOTAL RETURN OVER THE LAST 10-YEAR PERIOD
                       (As of December 31st of each year)
                                 CLASS B SHARES

         1991                     12.36%
         1992                      4.14%
         1993                      3.69%
         1994                    (0.97)%
         1995                     10.62%
         1996                      2.78%
         1997                      7.12%
         1998                      5.38%
         1999                    (4.12)%
         2000                      8.80%

During the period shown above, the highest quarterly return was 4.85% for the third quarter of 1991, and the worst quarterly return was (1.90)% for the second quarter of 1999.

Year-to-date performance as of the first quarter of 2001 (not annualized) was 2.01%.

The chart does not reflect any sales charges. Total return would have been less if it reflected those charges. The return for the other classes of shares offered by this prospectus will differ from the Class B returns shown in the chart, depending on the expenses of that class.


            DAVIS GOVERNMENT BOND FUND AVERAGE ANNUAL TOTAL RETURNS
                   (For the periods ended December 31, 2000)

                                                   PAST 1 YEAR        PAST 5 YEARS       PAST 10 YEARS       LIFE OF FUND
---------------------------------------------- -------------------- ------------------ ------------------- -----------------
CLASS A SHARES*                                       4.56%               3.67%               N/A               4.94%
(SINCE 12/1/94)
---------------------------------------------- -------------------- ------------------ ------------------- -----------------
LB INTERMEDIATE TREASURY SECURITIES INDEX            10.18%               6.11%               N/A               7.42%
---------------------------------------------- -------------------- ------------------ ------------------- -----------------
CLASS B SHARES*                                       4.80%               3.57%              4.87%              6.39%
(SINCE 5/1/84)
---------------------------------------------- -------------------- ------------------ ------------------- -----------------
---------------------------------------------- -------------------- ------------------ ------------------- -----------------
LB INTERMEDIATE TREASURY SECURITIES INDEX            10.18%               6.11%              7.14%               N/A
---------------------------------------------- -------------------- ------------------ ------------------- -----------------
CLASS C SHARES*                                       7.75%                N/A                N/A               3.73%
(SINCE 8/19/97)
---------------------------------------------- -------------------- ------------------ ------------------- -----------------
LB INTERMEDIATE TREASURY SECURITIES INDEX            10.18%                N/A                N/A               6.61%
---------------------------------------------- -------------------- ------------------ ------------------- -----------------

* Figures include sales charges.


                DAVIS GOVERNMENT BOND FUND YIELD, CLASS A SHARES
                           (As of December 31, 2000)

30-DAY SEC YIELD         5.01%

You can obtain Davis Government Bond Fund's most recent 30-day SEC Yield by calling us toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Standard Time.

FEES AND EXPENSES OF THE FUND

          FEES YOU MAY PAY AS A DAVIS GOVERNMENT BOND FUND SHAREHOLDER
                      (Paid Directly From Your Investment)

                                                               CLASS A SHARES   CLASS B SHARES    CLASS C SHARES
-------------------------------------------------------------- ---------------- ----------------- ----------------
Maximum Sales Charge (Load) Imposed on Purchases (as a         4.75%            None              None
percentage of offering price)
-------------------------------------------------------------- ---------------- ----------------- ----------------
Maximum Deferred Sales Charge (Load)                           0.75%            4.00%             1.00%
Imposed on Redemptions (as a percentage of
the lesser of the net asset value of shares
redeemed or the total cost of such shares)
-------------------------------------------------------------- ---------------- ----------------- ----------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
                                                               None             None              None
-------------------------------------------------------------- ---------------- ----------------- ----------------
Exchange Fee                                                   None             None              None
-------------------------------------------------------------- ---------------- ----------------- ----------------


           DAVIS GOVERNMENT BOND FUND ANNUAL FUND OPERATING EXPENSES
                     (For the year ended December 31, 2000)
              (Deducted From Davis Government Bond Fund's Assets)

                                                               CLASS A SHARES   CLASS B SHARES    CLASS C SHARES
-------------------------------------------------------------- ---------------- ----------------- ----------------
Management Fees                                                0.50%            0.50%             0.50%
-------------------------------------------------------------- ---------------- ----------------- ----------------
Distribution (12b-1) Fees                                      0.25%            1.00%             1.00%
-------------------------------------------------------------- ---------------- ----------------- ----------------
Other Expenses                                                 0.52%            0.50%             0.57%
-------------------------------------------------------------- ---------------- ----------------- ----------------
Total Annual Operating Expenses                                1.27%            2.00%             2.07%
-------------------------------------------------------------- ---------------- ----------------- ----------------


EXAMPLE

This example is intended to help you compare the cost of investing in Davis Government Bond Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Davis Government Bond Fund for the time periods indicated The example also assumes that your investment has a 5% return each year and that Davis Government Bond Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs--based on these assumptions--would be:


IF YOU SELL YOUR SHARES IN...       1 YEAR              3 YEARS              5 YEARS            10 YEARS
------------------------------ ------------------ --------------------- ------------------ -------------------
CLASS A SHARES                       $598                 $859               $1,139              $1,936
------------------------------ ------------------ --------------------- ------------------ -------------------
CLASS B SHARES                       $603                 $927               $1,278              $2,139*
------------------------------ ------------------ --------------------- ------------------ -------------------
CLASS C SHARES                       $310                 $649               $1,114              $2,400
------------------------------ ------------------ --------------------- ------------------ -------------------


------------------------------ ------------------ --------------------- ------------------ -------------------
IF YOU STILL HOLD YOUR              1 YEAR              3 YEARS              5 YEARS            10 YEARS
SHARES AFTER...
------------------------------ ------------------ --------------------- ------------------ -------------------
------------------------------ ------------------ --------------------- ------------------ -------------------
CLASS A SHARES                       $598                 $859               $1,139              $1,936
------------------------------ ------------------ --------------------- ------------------ -------------------
------------------------------ ------------------ --------------------- ------------------ -------------------
CLASS B SHARES                       $203                 $627               $1,078             $2,139*
------------------------------ ------------------ --------------------- ------------------ -------------------
------------------------------ ------------------ --------------------- ------------------ -------------------
CLASS C SHARES                       $210                 $649               $1,114              $2,400
------------------------------ ------------------ --------------------- ------------------ -------------------

* Class B shares expenses for the 10-year period include two years of Class A shares expenses since Class B shares automatically convert to Class A shares after eight years.


FINANCIAL HIGHLIGHTS

These tables are designed to show you the financial performance of Davis Government Bond Fund for the past five years, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate at which an investor would have earned (or lost) money on an investment in the Fund.

KPMG LLP has audited the information for fiscal years 2000, 1999 and 1998. KPMG LLP's report, along with the Fund's financial statements, is included in Davis Series' annual report, which is available upon request. Another accounting firm audited the information for the previous fiscal years.

DAVIS GOVERNMENT BOND FUND                                       CLASS A SHARES

                                                               YEAR ENDED DECEMBER 31,
                                               ---------------------------------------------------------
                                                 2000         1999          1998          1997        1996
                                                 ----         ----          ----          ----        ----
Net Asset Value, Beginning of Period....   $   5.38     $   5.90      $   5.87      $   5.76     $   6.00
                                           --------     --------      --------      --------     --------

Income (Loss) From Investment Operations
   Net Investment Income................       0.29         0.28          0.29          0.33         0.33
   Net Realized and Unrealized Gains
       (Losses).........................       0.22        (0.48)         0.07          0.11        (0.14)
                                           --------     --------      --------      --------     --------
       Total From Investment Operations.       0.51        (0.20)         0.36          0.44         0.19
                                           --------     --------      --------      --------     --------

Dividends and Distributions
   Net Investment Income................      (0.29)       (0.28)        (0.29)        (0.33)       (0.33)
   Return of Capital....................          -(4)     (0.04)        (0.04)         -           (0.10)
                                           --------     --------      --------      --------     --------
       Total Dividend and Distributions.      (0.29)       (0.32)        (0.33)        (0.33)       (0.43)
                                           --------     --------      --------      --------     --------


Net Asset Value, End of Period..........   $   5.60     $   5.38      $   5.90      $   5.87     $   5.76
                                           ========     ========      ========      ========     ========

Total Return(1).........................     9.81%       (3.47)%        6.31%         7.92%         3.40%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted) $15,548      $18,002        $21,285      $17,589      $18,129
   Ratio of Expenses to Average Net Assets   1.27%         1.20%        1.43%           1.27%(2)    1.77%
   Ratio of Net Investment
     Income to Average Net Assets.......     5.33%        5.07%         4.87%         5.82%         5.88%
   Portfolio Turnover Rate(3)...........
                                           140.66%       150.54%       18.40%        24.35%        45.50%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.26% for 1997.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4)  Less than $0.005 per share.

DAVIS GOVERNMENT BOND FUND                                       CLASS B SHARES

                                                                 YEAR ENDED DECEMBER 31,
                                          --------------------------------------------------------------
                                                2000           1999          1998         1997         1996
                                                ----           ----          ----         ----         ----
Net Asset Value, Beginning of Period....  $   5.37      $   5.88       $   5.86     $   5.75     $   5.98
                                          --------      --------       --------     --------     --------

Income (Loss) From Investment Operations
   Net Investment Income................      0.24          0.24           0.27         0.29         0.29
   Net Realized and Unrealized Gains
       (Losses).........................      0.21         (0.48)          0.04         0.11        (0.13)
                                          --------      --------       --------     --------     --------
       Total From Investment Operations.      0.45         (0.24)          0.31         0.40         0.16
                                          --------      --------       --------     --------     --------

Dividends and Distributions
   Net Investment Income................     (0.24)        (0.23)         (0.27)       (0.29)       (0.29)
   Return of Capital....................         -(4)      (0.04)         (0.02)        -           (0.10)
                                          --------      --------       --------     --------     --------
       Total Dividend and Distributions.     (0.24)        (0.27)         (0.29)       (0.29)       (0.39)
                                          --------      --------       --------     --------     --------


Net Asset Value, End of Period..........  $   5.58      $   5.37       $   5.88     $   5.86     $   5.75
                                          ========      ========       =========    =========    ========

Total Return(1).........................      8.80%        (4.12)%         5.38%        7.12%        2.78%


Ratios/Supplemental Data
   Net Assets, End of Period (000
     omitted)...........................  $ 17,331       $28,344        $36,005      $12,703      $12,959
   Ratio of Expenses to Average Net
     Assets.............................      2.00%         1.95%          2.18%(2)     2.01%(2)     2.53%(2)
   Ratio of Net Investment Income
     to Average Net Assets..............      4.60%         4.32%          4.13%        5.07%        5.13%
   Portfolio Turnover Rate(3)...........    140.66%       150.54%         18.40%       24.35%       45.50%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.17%, 2.00% and 2.52% for 1998, 1997 and 1996, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4)  Less than $0.005 per share.

DAVIS GOVERNMENT BOND FUND                                       CLASS C SHARES

                                                                                              AUGUST 19, 1997
                                                                                                (INCEPTION
                                                                                                 OF CLASS)
                                                                                                  THROUGH
                                                             YEAR ENDED DECEMBER 31,           DECEMBER 31,
                                                             -----------------------           ------------
                                                        2000       1999             1998            1997
                                                        ----       ----             ----            ----
Net Asset Value, Beginning of Period.............   $   5.39       $   5.90         $   5.88     $   5.79
                                                    --------       --------         --------     --------

Income (Loss) From Investment Operations
   Net Investment Income.........................       0.24           0.23             0.27         0.08
   Net Realized and Unrealized Gains (Losses)....       0.21          (0.47)            0.04         0.09
                                                    --------       --------         --------     --------
       Total From Investment Operations..........       0.45          (0.24)            0.31         0.17
                                                    --------       --------         --------     --------

Dividends and Distributions
   Net Investment Income.........................      (0.24)         (0.23)           (0.27)       (0.08)
   Return of Capital.............................          -(4)       (0.04)           (0.02)        -
                                                    --------       --------         --------     --------
       Total Dividend and Distributions..........      (0.24)         (0.27)           (0.29)       (0.08)
                                                    --------       --------         --------     --------

Net Asset Value, End of Period...................   $   5.60       $   5.39         $   5.90     $   5.88
                                                    ========       ========         =========    ========

Total Return(1)..................................      8.75%         (4.15)%            5.42%        2.97%
                                                    --------      ---------       -----------     --------

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted).......    $2,872         $4,791            $8,178         $215
   Ratio of Expenses to Average Net Assets.......      2.07%          1.96%             2.18%        1.97%*(2)
   Ratio of Net Investment Income to
       Average Net Assets........................      4.53%          4.31%             4.12%        5.11%*
   Portfolio Turnover Rate(3)....................    140.66%        150.54%            18.40%       24.35%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.96% for 1997.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4)  Less than $0.005 per share.

*    Annualized

                 OVERVIEW OF DAVIS GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE AND STRATEGY

Davis Government Money Market Fund's investment objective is to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity. Under normal circumstances Selected Daily Government Fund invests exclusively in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities.

There are two basic types of U.S. Government Securities: direct obligations of the U.S. Treasury, and obligations issued or guaranteed by an agency or instrumentality of the U.S. Government. U.S. Government Securities all represent debt obligations (unlike equity securities, which represent ownership of the issuer). A "repurchase agreement" is a type of short-term investment that uses securities as collateral. Like a short-term loan, the borrower sells securities to the lender. The borrower agrees to buy back the securities at a certain time--at a higher price that incorporates an "interest payment."

The Fund maintains liquidity and preserves capital by carefully monitoring the maturity of our investments. Our portfolio has a dollar-weighted average maturity of 90 days or less.


DETERMINING IF THIS FUND IS RIGHT FOR YOU

YOU SHOULD CONSIDER INVESTING IN THIS FUND IF:

o    You are seeking current income.

o    You are most comfortable investing in high quality U.S. Government
     Securities.

o    You want a safe haven in times of market turmoil.

o    You want easy access to your money.

YOU SHOULD NOT INVEST IN THIS FUND IF:

o    You need a high total return to achieve your investment goals.

o    Your primary investment goal is capital growth.



PRINCIPAL RISKS

VARIABLE INCOME. The primary risk of investing in Davis Government Money Market Fund is that the income that it pays to investors is not stable. When interest rates increase, the Fund's income distributions should increase. When interest rates decrease, the Fund's income distributions should decrease.

Because, under normal circumstances, Davis Government Money Market Fund invests exclusively in U.S. Government Securities and repurchase agreement collateralized by U.S. Government Securities, it incurs a minimum risk of loss due to interest rate or credit risk. U.S. Government Securities are among the safest investments you can make, and are an excellent means of preserving principal. Some of the agency-issued securities in the Fund's portfolio are not fully guaranteed by the U.S. Government, and in unusual circumstances may present credit risk. There is always some risk, even for U.S. Government Securities, that the issuer of a security held by the Fund will fail to make a payment when it is due.

Although Davis Government Money Market Fund seeks to preserve the value of your investment at $1 per share, investors can lose money. Shares of Davis Government Money Market Fund are not deposits or obligations of any bank, are not guaranteed by the U.S. Government or any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

PAST PERFORMANCE

The bar chart and the table that follow provide an indication of the risks of investing in Davis Government Money Market Fund by showing changes in the Fund's year-to-year performance for the past 10 years and by presenting the Fund's average annual returns for one year, five years and 10 years. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                       DAVIS GOVERNMENT MONEY MARKET FUND
                   TOTAL RETURN OVER THE LAST 10-YEAR PERIOD
                       (As of December 31st of each year)

         1991                               4.78%
         1992                               2.70%
         1993                               2.01%
         1994                               3.48%
         1995                               5.25%
         1996                               4.80%
         1997                               5.02%
         1998                               4.94%
         1999                               4.51%
         2000                               5.91%

During the period shown above, the highest quarterly return was 1.52% for the third quarter of 2000, and the worst quarterly return was 0.47% for the second quarter of 1993.

Year-to-date performance as of the first quarter of 2001 (not annualized) was 1.30%.

        DAVIS GOVERNMENT MONEY MARKET FUND AVERAGE ANNUAL TOTAL RETURNS
                   (For the periods ended December 31, 2000)

                                                   PAST 1 YEAR        PAST 5 YEARS       PAST 10 YEARS
---------------------------------------------- -------------------- ------------------ -------------------
CLASS A SHARES                                        5.91%               5.06%              4.34%
---------------------------------------------- -------------------- ------------------ -------------------
CLASS B SHARES                                        5.91%               5.06%              4.34%
---------------------------------------------- -------------------- ------------------ -------------------
CLASS C SHARES                                        5.91%               5.06%              4.34%
---------------------------------------------- -------------------- ------------------ -------------------


               DAVIS GOVERNMENT MONEY MARKET FUND 7-DAY SEC YIELD
                            CLASS A, B AND C SHARES
                           (As of December 31, 2000)

7-DAY SEC YIELD   5.86%

You can obtain Davis Government Money Market Fund's most recent 7-day SEC Yield by calling us toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Standard Time.


FEES AND EXPENSES OF THE FUND

      FEES YOU MAY PAY AS A DAVIS GOVERNMENT MONEY MARKET FUND SHAREHOLDER
                      (Paid Directly From Your Investment)

                                                               CLASS A SHARES   CLASS B SHARES    CLASS C SHARES
-------------------------------------------------------------- ---------------- ----------------- ----------------
Maximum Sales Charge (Load) Imposed on Purchases (as a         None             None              None
percentage of offering price)
-------------------------------------------------------------- ---------------- ----------------- ----------------
Maximum Deferred Sales Charge (Load)                           None             None              None
Imposed on Redemptions (as a percentage of
the lesser of the net asset value of shares
redeemed or the total cost of such shares)
-------------------------------------------------------------- ---------------- ----------------- ----------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
                                                               None             None              None
-------------------------------------------------------------- ---------------- ----------------- ----------------
Exchange Fee                                                   None             None              None
-------------------------------------------------------------- ---------------- ----------------- ----------------


       DAVIS GOVERNMENT MONEY MARKET FUND ANNUAL FUND OPERATING EXPENSES
                     (For the year ended December 31, 2000)
          (Deducted From Davis Government Money Market Fund's Assets)

                                                               CLASS A SHARES   CLASS B SHARES    CLASS C SHARES
-------------------------------------------------------------- ---------------- ----------------- ----------------
Management Fees                                                0.47%            0.47%             0.47%
-------------------------------------------------------------- ---------------- ----------------- ----------------
Distribution (12b-1) Fees                                      None             None              None
-------------------------------------------------------------- ---------------- ----------------- ----------------
Other Expenses                                                 0.12%            0.12%             0.12%
-------------------------------------------------------------- ---------------- ----------------- ----------------
Total Annual Operating Expenses                                0.59%            0.59%             0.59%
-------------------------------------------------------------- ---------------- ----------------- ----------------


EXAMPLE

This example is intended to help you compare the cost of investing in Davis Government Money Market Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Davis Government Money Market Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that Davis Government Money Market Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs--based on these assumptions--would be:

IF YOU SELL YOUR SHARES IN...         1 YEAR              3 YEARS              5 YEARS            10 YEARS
-------------------------------- ------------------ --------------------- ------------------- ------------------
CLASS A SHARES                          $60                 $189                 $329               $738
-------------------------------- ------------------ --------------------- ------------------- ------------------
CLASS B SHARES                          $60                 $189                 $329               $738
-------------------------------- ------------------ --------------------- ------------------- ------------------
CLASS C SHARES                          $60                 $189                 $329               $738
-------------------------------- ------------------ --------------------- ------------------- ------------------


IF YOU STILL HOLD YOUR SHARES AFTER...   1 YEAR         3 YEARS              5 YEARS            10 YEARS
--------------------------------------- --------- --------------------- ------------------ -------------------
CLASS A SHARES                            $60             $189                $329                $738
--------------------------------------- --------- --------------------- ------------------ -------------------
CLASS B SHARES                            $60             $189                $329                $738
--------------------------------------- --------- --------------------- ------------------ -------------------
CLASS C SHARES                            $60             $189                $329                $738
--------------------------------------- --------- --------------------- ------------------ -------------------


FINANCIAL HIGHLIGHTS

This table is designed to show you the financial performance of Davis Government Money Market Fund for the past five years, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate at which an investor would have earned (or lost) money on an investment in the Fund.

KPMG LLP has audited the information for fiscal years 2000, 1999 and 1998. KPMG LLP's report, along with the Fund's financial statements, is included in Davis Series' annual report, which is available upon request. Another accounting firm audited the information for the previous fiscal years.

DAVIS GOVERNMENT MONEY MARKET FUND                     CLASS A, B AND C SHARES

                                                               YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------------
                                             2000          1999         1998         1997          1996
                                             ----          ----         ----         ----          ----
Net Asset Value, Beginning of Period....   $ 1.000      $ 1.000      $ 1.000       $ 1.000       $ 1.000
                                           -------      -------      -------       -------       -------

Income From Investment Operations
  Net Investment Income.................      .058         .044         .048          .049          .047

Dividends
  Net Investment Income.................     (.058)       (.044)       (.048)        (.049)        (.047)
                                           -------      -------      -------       -------       -------
Net Asset Value, End of Period..........   $ 1.000      $ 1.000      $ 1.000       $ 1.000       $ 1.000
                                           =======      =======      =======       =======       =======

Total Return(1).........................      5.91%        4.51%        4.94%         5.02%         4.80%

Ratios/Supplemental Data
   Net Assets, End of Period (000
    omitted) ...........................  $559,216     $553,977     $514,474      $464,459      $411,416
   Ratio of Expenses to Average Net
    Assets..............................      0.59%        0.61%        0.61%        0.57%         0.66%

   Ratio of Net Investment Income to
     Average Net Assets.................      5.77%        4.52%        4.84%        4.92%         4.72%

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

WHO IS RESPONSIBLE FOR YOUR DAVIS ACCOUNT

A number of entities provide services to Davis Series Funds. This section describes how each Fund is organized, the entities that perform these services, and how these entities are compensated. Additional information on the organization of each Fund is provided in Davis Series Funds' Statement of Additional Information. For information on how to receive the Statement of Additional Information, see the back cover of this prospectus.


INVESTMENT ADVISER

DAVIS SELECTED ADVISERS, L.P.
Referred to throughout this prospectus as "Davis Selected Advisers" 2949 East Elvira Road, Suite 101
Tucson, AZ 85706

o    Serves as investment adviser for all of the Davis Funds. Manages the
o    Davis Funds' business affairs. Has served as investment adviser for
o    various clients since 1969.
o Annual Adviser Fee for the year ended December 31, 2000 (based on average net assets):

                  Davis Growth Opportunity Fund:              0.75%
                  Davis Financial Fund:                       0.63%
                  Davis Real Estate Fund:                     0.73%
                  Davis Convertible Securities Fund:          0.75%
                  Davis Government Bond Fund:                 0.50%
                  Davis Government Money Market Fund:         0.47%


INVESTMENT SUB-ADVISER

DAVIS SELECTED ADVISERS - NY, INC.
609 Fifth Avenue
New York, NY 10017

o    Serves as a sub-adviser for all of the Davis Funds.
o    Has served as investment sub-adviser for various clients since 1996.
o    Wholly owned subsidiary of Davis Selected Advisers.
o Davis Selected Advisers pays for Davis Selected Advisers - NY, Inc.'s sub-advisory services. The Fund does not pay for these services. As a wholly owned subsidiary, sub-advisory fees are based upon expenses and not upon the Fund assets.

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
Referred to throughout this prospectus as "State Street Bank and Trust" P.O. Box 8406
Boston, MA 02266-8406

o    Prices the Davis Funds daily.

o    Holds share certificates and other assets of the Davis Funds.

o    Maintains records of shareholders.

o    Receives and cancels outstanding share certificates.

o    Supervises the payment of dividends.

BOARD OF DIRECTORS

Davis Funds' board of directors has general supervisory responsibilities for Davis Funds. The directors monitor and supervise the performance of the investment adviser, sub-advisers and other service providers, monitors Davis Funds' business and investment activities, and determines whether to renew agreements with the adviser, sub-adviser and distributor.

DISTRIBUTOR

DAVIS DISTRIBUTORS, LLC
Referred to throughout this prospectus as "Davis Distributors" 2949 East Elvira Road, Suite 101 Tucson, AZ 85706

o Oversees purchases of shares and promotional activities for Davis Funds and other mutual funds managed by Davis Selected Advisers.

o    Wholly owned subsidiary of Davis Selected Advisers.

SENIOR RESEARCH ADVISER AND FOUNDER OF THE ADVISER

SHELBY M.C. DAVIS
Responsibilities:

o    Senior Research Adviser of Davis Selected Advisers.

o    Founder of Davis Selected Advisers.

Other Experience:

o Served as a Portfolio Manager of Davis New York Venture Fund from its inception in February 1969 until February 1997.

o Served as a Portfolio Manager of a growth and income fund managed by Davis Selected Advisers from May 1993 until February 1997.


PORTFOLIO MANAGERS

FOR DAVIS GROWTH OPPORTUNITY FUND
INVESTMENT TEAM

o The Fund is managed by a team of senior portfolio managers and research analysts from the research department of Davis Selected Advisers who share ideas and responsibility for managing the Fund's investments.

FOR DAVIS FINANCIAL FUND
CHRISTOPHER C. DAVIS
Responsibilities:

o    A Portfolio Manager of Davis Financial Fund since inception in May 1991.

o    Also manages other equity funds advised by Davis Selected Advisers.

Other Experience:

o Assistant portfolio manager and research analyst working with Shelby M.C. Davis from September 1989 to September 1995.

KENNETH CHARLES FEINBERG
Responsibilities:

o    A Portfolio Manager of Davis Financial Fund since May 1997.

o    Also manages other equity funds advised by Davis Selected Advisers.

Other Experience:

o    Research analyst at Davis Selected Advisers since December 1994.

FOR DAVIS REAL ESTATE FUND
ANDREW A. DAVIS
Responsibilities:

o    Portfolio Manager of Davis Real Estate Fund from its inception in January
     1994.

o    Also manages other Davis equity funds.

Other Experience:

o Vice President of convertible securities research at PaineWebber, Incorporated from May 1986 through February 1993.

FOR DAVIS CONVERTIBLE SECURITIES FUND
ANDREW A. DAVIS
Responsibilities:

o    A Portfolio Manager of Davis Convertible Securities Fund since February
     1993.

o    Also manages other Davis equity funds.

Other Experience:

o Vice President of convertible securities research at PaineWebber, Incorporated from May 1986 through February 1993.

JASON VOSS
Responsibilities:

o A Portfolio Manager of Davis Convertible Securities Fund since September 20, 2000.

Other Experience:

o    Research analyst at Davis Selected Advisers since May 1998.

o From May 1997 to May 1998 worked as a research analyst for Portfolio Management Consultants and earned a Master's Degree in Business Administration at the University of Colorado.

o From February 1995 to August 1996 worked as a customer services representative at Resources Trust Company.

FOR DAVIS GOVERNMENT BOND FUND AND DAVIS GOVERNMENT MONEY MARKET FUND CRESTON KING, CFA
Responsibilities:

o Portfolio Manager of Davis Government Bond Fund and Davis Government Money Market Fund since August 1999.

o Also manages other bond funds and money market funds advised by Davis Selected Advisers.

Other Experience:

o From August 1993 until he joined Davis Selected Advisers in June 1999, Mr. King was a trader, analyst, and portfolio manager for U.S. Global Investors, Inc., where he managed various money market funds and bond funds.


OUR CODE OF ETHICS

We allow the officers and employees of Davis Funds and their affiliates to buy and sell securities for their own personal accounts. However, in order to do so, they must agree to a number of restrictions listed in our Code of Ethics.


HOW WE MANAGE DAVIS SERIES FUNDS

EQUITY FUNDS: DAVIS INVESTMENT PHILOSOPHY

Each of the Davis Series Funds that invest principally in equity securities (Davis Growth Opportunity Fund, Davis Financial Fund, Davis Real Estate Fund and Davis Convertible Securities Fund) is managed using the Davis investment philosophy. The Davis investment philosophy stresses a back-to-basics approach:
We use extensive research to buy growing companies at value prices and hold on to them for the long term. Over the years, Davis Selected Advisers has developed a list of 10 characteristics that we believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. While very few companies have all 10, we search for those possessing several of the characteristics that are listed in the following chart.

The Davis Funds that invest principally in equity securities typically invest most of their assets in U.S. companies, but they may also invest in foreign companies. Investments in foreign companies are used principally as a way of providing additional opportunities to invest in quality, overlooked growth companies. Investment in foreign companies also can offer the Fund the potential for geographic diversification.


WHAT WE LOOK FOR IN A COMPANY

1. FIRST-CLASS MANAGEMENT. We believe that great companies are created by great managers. In visiting companies, we look for managers with a record of doing what they say they are going to do.

2. MANAGEMENT OWNERSHIP. Just as we invest heavily in our own funds, we look for companies where individual managers own a significant stake.

3. STRONG RETURNS ON CAPITAL. We want companies that invest their capital wisely and reap superior returns on those investments.

4. LEAN EXPENSE STRUCTURE. Companies that can keep costs low are able to compete better, especially in difficult times. A low cost structure sharply reduces the risk of owning a company's shares.

5. DOMINANT OR GROWING MARKET SHARE IN A GROWING MARKET. A company that is increasing its share of a growing market has the best of both worlds.

6. PROVEN RECORD AS AN ACQUIRER. When an industry or market downturn occurs, it is a good idea to own companies that can take advantage of attractive prices to expand operations through inexpensive acquisitions.

7. STRONG BALANCE SHEET. Strong finances give a company staying power to weather difficult economic cycles.

8. COMPETITIVE PRODUCTS OR SERVICES. We invest in companies with products that are not vulnerable to obsolescence.

9. SUCCESSFUL INTERNATIONAL OPERATIONS. A proven ability to expand internationally reduces the risk of being tied too closely to the U.S. economic cycle.

10. INNOVATION. The savvy use of technology in any business, from a food company to an investment bank, can help reduce costs and increase sales.

GOVERNMENT FUNDS: CONSERVATIVE INVESTING

Davis Government Bond Fund and Davis Government Money Market Fund invest exclusively in U.S. Government Securities. The Funds will also own other assets (such as cash and receivables) that are not investments. The Funds do not attempt to deliver the highest possible current yield to their investors. Instead, the portfolio manager tries to deliver competitive results with less risk or volatility than our competitors.

U.S. Government Securities may include bonds and notes issued by the U.S. Treasury and also government agencies such as the Federal Home Loan Bank, Government National Mortgage Association (GNMA or "Ginnie Mae"), Federal National Mortgage Association (FNMA or "Fannie Mae") and Student Loan Marketing Association (SLMA or "Sallie Mae"). Treasury issues and Ginnie Maes are backed by the full faith and credit of the U.S. Government while securities issued by the other government agencies are not fully guaranteed by the U.S. Government, and in unusual circumstances may present credit risk.


OTHER SECURITIES AND INVESTMENT STRATEGIES

There are other securities in which Davis Series Funds may invest, and investment strategies that the Funds may employ, but they are not principal investment strategies. The Statement of Additional Information discusses these securities and investment strategies and others.

Each of the Funds uses short-term investments to earn interest and maintain flexibility while we evaluate long-term opportunities. We also may use short-term investments for temporary defensive purposes. In the event our portfolio managers anticipate a market decline, we may reduce our risk by investing in short-term securities until market conditions improve. Unlike common stocks or longer-term U.S. Government Securities, these investments will not appreciate in value when the market advances. In such a circumstance, the short-term investments will not contribute to the capital growth component of a Fund's investment objective.


RISK SPECTRUM

Davis Selected Advisers manages nine retail mutual funds in the Davis family. Each Fund has a distinct investment objective and strategy. The following graph shows how these Funds compare to each other in terms of risk.


--------------------------------------------------------------------------------
DAVIS FUNDS
                                                      LOW      MED      HIGH
--------------------------------------------------------------------------------
  DAVIS GROWTH OPPORTUNITY FUND                                           o
--------------------------------------------------------------------------------
  DAVIS INTERNATIONAL TOTAL RETURN FUND                                   o
--------------------------------------------------------------------------------
  DAVIS FINANCIAL FUND                                                    o
--------------------------------------------------------------------------------
  DAVIS REAL ESTATE FUND                                         o
--------------------------------------------------------------------------------
  DAVIS NEW YORK VENTURE FUND                                    o
--------------------------------------------------------------------------------
  DAVIS GROWTH & INCOME FUND                                     o
--------------------------------------------------------------------------------
  DAVIS CONVERTIBLE SECURITIES FUND                              o
--------------------------------------------------------------------------------
  DAVIS GOVERNMENT BOND FUND                           o
--------------------------------------------------------------------------------
  DAVIS GOVERNMENT MONEY MARKET FUND                   o
--------------------------------------------------------------------------------

For more information about any of the other Davis Funds, including risks, charges and expenses, ask for a prospectus. Read it carefully before investing or sending money.

ONCE YOU INVEST IN DAVIS FUNDS

This section describes how your investment is valued, how you earn money on your investment, and how the government may tax these earnings.

HOW YOUR SHARES ARE VALUED

Once you open an account in any Davis Fund, you are entitled to buy and sell shares on any business day. The share price of your investment changes depending on the total value of the Fund's investments.

Each business day, we determine the value of fund shares by adding up the total value of investments plus other assets (such as cash), subtracting liabilities, and dividing the result by the total number of shares outstanding. This share figure is known as the net asset value.

Net asset values for all Davis Funds are determined each business day. A business day is any day the New York Stock Exchange is open for trading. We calculate net asset value either at the close of the Exchange or at 4 p.m. Eastern Standard Time, whichever comes first.

The net asset values of all Davis Funds shares are published daily in the business section of most major newspapers. If you have access to the Internet, you also can check net asset value on our Web site (www.davisfunds.com).


HOW SECURITIES IN THE PORTFOLIO ARE VALUED

We use current market valuations to price the securities in each Davis Fund:

o Securities that trade on an organized exchange are valued at the last published sales price on the exchange. If no sales are recorded, the securities are valued at the average of the closing bid and asked prices on the exchange.

o Over-the-counter securities are valued at the average of closing bid and asked prices.

o Debt securities may be valued by an independent pricing service. In particular, the Fund relies on a professional pricing service that has experience in valuing securities with limited resale markets so as to obtain prices that reflect the market as accurately as possible.

o Discount securities purchased with a maturity of 60 days or less usually are valued at amortized cost. Davis Government Money Market Fund typically values all of its investments at amortized cost.

o Securities with unavailable market quotations and other assets are valued at "fair value," which is determined by the Board of Directors.

If any of the Fund's securities are traded in markets that close at different times, events affecting portfolio values that occur after the time that their prices are determined and the time the Fund's shares are priced generally will not be reflected in the Fund's share price. The net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

The value of securities denominated in foreign currencies and traded in foreign markets will have their value converted into the U.S. dollar equivalents at the prevailing market rate as computed by State Street Bank and Trust. Fluctuation in the value of foreign currencies in relation to the U.S. dollar may affect the net asset value of the Funds' shares even if there has not been any change in the foreign currency price of the Funds' investments.

Normally, the share price of Davis Government Money Market Fund does not fluctuate. However, if there are unusually rapid changes in interest rates that the Fund's Board of Directors believes will cause a material deviation between the amortized cost of the Fund's debt securities and the market value of those securities, the Board will consider taking temporary action to maintain a fixed price or to prevent material dilution or other unfavorable consequences to Fund shareholders. This temporary action could include withholding dividends, paying dividends out of surplus, realizing gains or losses, or using market valuation to calculate net asset value rather than amortized cost.


HOW WE PAY EARNINGS

There are two ways you can receive payments from a Davis Fund:

o DIVIDENDS. Dividends are distributions to shareholders of net investment income and short-term capital gains on investments.

o CAPITAL GAINS. Capital gains are profits received by a Fund from the sale of securities held for the long term, which are then distributed to shareholders.

If you would like information about when a particular Davis Fund pays dividends and distributes capital gains, if any, please call 1-800-279-0279.

Unless you choose otherwise, each Davis Fund automatically reinvests your dividends and capital gains in additional Fund shares. You can request to have your dividends and capital gains paid to you by check, deposited directly into your bank account, paid to a third party or sent to an address other than your address of record.

We also offer a DIVIDEND DIVERSIFICATION PROGRAM, which allows you to have your dividends and capital gains reinvested in shares of another Davis Fund.

You will receive a statement each year detailing the amount of all dividends and capital gains paid to you during the previous year. To ensure that these distributions are reported properly to the U.S. Treasury, you must certify on your Davis Funds Application Form or on the IRS Form W-9 that your Tax Identification

Number is correct and you are not subject to backup withholding. Backup withholding is required for taxpayers who are subject to back taxes for failure to report all interest and dividends.

If you fail to report a correct Taxpayer Identification Number, under-reported dividend or interest income, or already are subject to backup withholding, Davis Funds are required by law to withhold a portion of any distributions you may receive and send it to the U.S. Treasury.


HOW TO PUT YOUR DIVIDENDS AND CAPITAL GAINS TO WORK

You can have all dividends and capital gains from any Davis Fund automatically invested in the same share class of the same Fund or any other Davis Fund. To be eligible for this DIVIDEND DIVERSIFICATION PROGRAM, all accounts involved must be registered under the same name, the same class of shares, and have a minimum initial value of $250. Shares are purchased at the chosen Fund's net asset value on the dividend payment date. You can make changes to your selection or withdraw from the program with 10 days' notice. To participate in this program, fill out the cross-reinvest information in the appropriate section of the Application Form. Once your account has been opened and you wish to establish this program, call for more information.


HOW YOUR DIVIDENDS AND CAPITAL GAINS ARE TAXED

o If you invest in a fund that pays dividends, the dividends are taxable to shareholders as ordinary income. Dividends include both net investment income and short-term capital gains.

o If you invest in a fund that pays net capital gains, they generally will be taxed as a long-term capital gain distribution.

o Davis Government Money Market Fund, as a money market fund, intends to pay only ordinary income dividends and no capital gain distributions.

These payments may be taxed at different rates, depending on the length of time the Fund holds its assets. More information is provided in the instructions that come with your tax return.

Investment earnings (dividends and capital gains), whether received in cash or reinvested in shares, are taxable in the year in which they are declared, not the year they are paid.

Also, keep in mind that when you sell or exchange shares of any mutual fund, it may result in a taxable gain or loss.

We recommend that you consult with a tax adviser about dividends and capital gains you receive from any Davis Fund.


PRIVACY NOTICE

We collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our funds, to open an account for you, or to process a transaction. In order to service your account and effect your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We also may provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations or individuals except in furtherance of our business relationship with you, or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.


HOW TO CHOOSE A SHARE CLASS

Before you can buy any shares in any Davis Fund, you need to decide which class of shares best suits your needs. Davis Funds offer four classes of shares: A, B, C and Y. Class Y shares, which are offered through a separate prospectus, are available only to qualified institutional investors. Each class is subject to different expenses and sales charges.

You may choose to buy one class of shares rather than another, depending on the amount of the purchase and the expected length of time of investment. Long-term shareholders of Class B or C shares may pay more than the maximum front-end sales charge allowed by the National Association of Securities Dealers.

SPECIAL NOTE: Institutions buying $5 million or more of any Davis Fund may be eligible to buy Class Y shares offered through a separate prospectus. With Class Y shares, you pay no sales charges or distribution fees. To find out more about Class Y shares, contact your sales representative or our distributor, Davis Distributors.

DISTRIBUTION AND SERVICE FEES. The Davis Funds have adopted plans under Rule 12b-1 that allow the Funds to pay for distribution of shares and for services provided to shareholders. The plans allow each of the Classes to pay up to 0.25% of average annual net assets for services provided to shareholders. The maximum annual fees that may be paid under the Rule 12b-1 plans (distribution and service fees combined) is 0.25% for Class A shares and up to 1.00% for Class B and C shares. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


CLASS A SHARES

Class A shares may be best for you if you are a long-term investor who is willing to pay the entire sales charge at the time of purchase. In return, you pay a lower distribution fee than the two other share classes:

o You buy Class A shares at their net asset value per share plus a sales charge, which is 4.75% for any investment below $100,000 (see chart following). The term "offering price" includes the front-end sales charge.

o    There is no limit on how much you can invest in this share class.

o Davis Funds (other than Davis Government Money Market Fund) pay a distribution fee--up to 0.25% of the average daily net assets--each year you hold the shares. This fee is lower than the fee you pay for the other two classes of shares. Lower expenses translate into higher annual return on net asset value.

Investors who buy Class A shares of Davis Government Money Market Fund do not pay front-end sales charges.

                             CLASS A SALES CHARGES
        (FOR ALL DAVIS FUNDS EXCEPT DAVIS GOVERNMENT MONEY MARKET FUND)

         AMOUNT OF PURCHASE                SALES CHARGE      SALES CHARGE (PERCENTAGE     AMOUNT OF SALES CHARGE
                                          (PERCENTAGE OF      OF NET AMOUNT INVESTED)     RETAINED BY THE DEALER
                                         OFFERING PRICE)                                 (PERCENTAGE OF OFFERING
                                                                                                  PRICE)
-------------------------------------- --------------------- -------------------------- ---------------------------
Under $100,000                                4.75%                    5.0%                        4.0%
-------------------------------------- --------------------- -------------------------- ---------------------------
-------------------------------------- --------------------- -------------------------- ---------------------------
$100,000 - $250,000                            3.5%                    3.6%                        3.0%
-------------------------------------- --------------------- -------------------------- ---------------------------
-------------------------------------- --------------------- -------------------------- ---------------------------
$250,000 -$500,000                             2.5%                    2.6%                        2.0%
-------------------------------------- --------------------- -------------------------- ---------------------------
-------------------------------------- --------------------- -------------------------- ---------------------------
$500,000 - $750,000                            2.0%                    2.0%                       1.75%
-------------------------------------- --------------------- -------------------------- ---------------------------
-------------------------------------- --------------------- -------------------------- ---------------------------
$750,000 - $1 million                          1.0%                    1.0%                       0.75%
-------------------------------------- --------------------- -------------------------- ---------------------------
-------------------------------------- --------------------- -------------------------- ---------------------------
$1 million or more*                            None                    None                        None
-------------------------------------- --------------------- -------------------------- ---------------------------

* You pay no front-end sales charge on purchases of $1 million or more, but if you sell those shares (in any Davis Fund other than Davis Government Money Market Fund) within the first year, you may pay a deferred sales charge of 0.75%. Davis Distributors may pay the dealer a commission during the first year after purchase at the following rates:

         PURCHASE AMOUNT                     COMMISSION
--------------------------------- --------------------------------
        First $3 million                       0.75%
--------------------------------- --------------------------------
         Next $2 million                       0.50%
--------------------------------- --------------------------------
         Over $5 million                       0.25%
--------------------------------- --------------------------------

If a commission is paid for purchases of $1 million or more the dealer will be paid with distribution fees received from that Fund. If distribution fee limits already have been reached for the year, Davis Distributors itself will pay the commissions.

As the chart above shows, the sales charge gets smaller as your purchase amount increases. There are several ways you may combine purchases to qualify for a lower sales charge:

YOU CAN COMBINE PURCHASES OF CLASS A SHARES:

o WITH OTHER FAMILY MEMBERS. If you buy shares for yourself, your spouse and any children under the age of 21, all the shares you buy will be counted as a single purchase.

o WITH CERTAIN GROUPS. If you buy shares through a group organized for a purpose other than to buy mutual fund shares, the purchases will be treated as a single purchase.

o THROUGH EMPLOYEE BENEFIT PLANS. If you buy shares through trust or fiduciary accounts and Individual Retirement Accounts (IRAs) of a single employer, the purchases will be treated as a single purchase.

o UNDER A STATEMENT OF INTENTION. If you enter a Statement of Intention and agree to buy Class A shares of $100,000 or more over a 13-month period, all of the shares you buy during that period will be counted as a single purchase, with the exception of purchases into Davis Government Money Market Fund. Before entering a Statement of Intention, please read the terms and conditions in the Statement of Additional Information. Under a Statement of Intention, you agree to permit our service provider, State Street Bank and Trust, to hold fund shares in escrow to guarantee payment of any sales charges that may be due if you ultimately invest less than you agreed to invest over the covered 13-month period.

o UNDER RIGHTS OF ACCUMULATION. If you notify your dealer or our distributor, Davis Distributors, you can include the Class A, B and C shares you already own when calculating the price for your current purchase.

o WITH CLASS A SHARES OF OTHER DAVIS FUNDS. If you buy Class A shares of this or any other Davis Fund, all of the shares you buy will be counted as a single purchase. This includes shares purchased under a Statement of Intention or Rights of Accumulation.

CLASS A SHARES FRONT-END SALES CHARGE WAIVERS

We do not impose a sales charge on purchases of Class A shares for:

o    Investments in Davis Government Money Market Fund.

o Shareholders making purchases with dividends or capital gains that are automatically reinvested.

o Purchases by directors, officers and employees of any Davis Fund, the investment adviser of any Davis Fund or its affiliates and their immediate families.

o Purchases by employees and people affiliated with broker-dealer firms offering shares in any Davis Fund.

o Financial institutions acting as fiduciaries making single purchases of $250,000 or more.

o Employee benefit plans making purchases through a single account covering at least 250 participants.

o Wrap accounts offered by securities firms, fee-based investment advisers or financial planners.

o    State and local governments.

o Shareholders making purchases in certain accounts offered by securities firms that have entered into contracts with the Fund and that charge fees based upon assets in the account.

Wrap accounts are investment programs offered by broker-dealers who place a client's funds with one or more investment advisers and charge a fee for their services.


CLASS B SHARES

Class B shares may be best for you if you are willing to pay a higher distribution fee than Class A shares for eight years in order to avoid paying a front-end sales charge:

o    You buy the shares at net asset value (no initial sales charge).

o    You can invest up to $250,000 in Class B shares.

o If you sell Class B shares in any of the Davis Funds (other than Davis Government Money Market Fund) within six years of purchase, you must pay a deferred sales charge. This charge decreases over time as you own the shares (see chart following). At redemption, the deferred sales charge will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

o After you hold Class B shares for eight years, they are automatically converted into Class A shares without paying a front-end sales charge. Investors in Class A shares pay a lower distribution fee.

o    Investors in Class B shares (other than Davis Government Money Market
     Fund) pay a distribution fee of 1% of the average daily net asset value each year you hold the shares. Higher expenses translate into lower annual return on net asset value.

Investors who buy Class B shares of Davis Government Money Market Fund will not pay deferred sales charges.

                     CLASS B SHARES DEFERRED SALES CHARGES
        (FOR ALL DAVIS FUNDS EXCEPT DAVIS GOVERNMENT MONEY MARKET FUND)

              SALES MADE AFTER PURCHASE                          AMOUNT OF DEFERRED SALES CHARGE
------------------------------------------------------ -----------------------------------------------------
                       Year 1                                                   4%
------------------------------------------------------ -----------------------------------------------------
                      Years 2-3                                                 3%
------------------------------------------------------ -----------------------------------------------------
                      Years 4-5                                                 2%
------------------------------------------------------ -----------------------------------------------------
                       Year 6                                                   1%
------------------------------------------------------ -----------------------------------------------------
                      Years 7-8                                                None
------------------------------------------------------ -----------------------------------------------------


CLASS C SHARES

Class C shares may be best for you if you are willing to pay a higher distribution fee than Class A shares pay in order to avoid paying a front-end sales charge:

o    You buy the shares at net asset value (no initial sales charge).

o    You cannot invest more than $1 million in Class C shares.

o If you sell Class C shares in any of the Davis Funds (other than Davis Government Money Market Fund) within one year of purchase, you must pay a deferred sales charge of 1%. At redemption, the deferred sales charge will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

o    Investors in Class C shares (other than Davis Government Money Market
     Fund) pay a distribution fee of 1% of the average daily net asset value each year you hold the shares. Higher expenses translate into lower annual return on net asset value.

Investors who buy Class C shares of Davis Government Money Market Fund will not pay deferred sales charges.

DEFERRED SALES CHARGE

As an investor in any Davis Fund (other than Davis Government Money Market
Fund), you may pay a deferred sales charge as a percentage of the net asset value of the shares you sell or the total cost of the shares, whichever is lower. At redemption, the deferred sales charge will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. Davis Funds investors pay a deferred sales charge in the following cases:

o As a Class A shareholder, only if you buy shares valued at $1 million or more without a sales charge and sell the shares within one year of purchase.

o As a Class B shareholder, if you sell shares within six years of purchase. The percentage decreases over the six-year period.

o    As a Class C shareholder, if you sell shares within one year of purchase.

To keep deferred sales charges as low as possible, we first will sell shares in your account that are not subject to deferred sales charges (if any). We do not impose a deferred sales charge on the amount of your account value represented by an increase in net asset value over the initial purchase price, or on shares acquired through dividend reinvestments or capital gain distributions.

To determine whether the deferred sales charge applies to a redemption, the Funds redeem shares in the following order:

o Shares acquired by reinvestment of dividends and capital gain distributions.

o    Shares that no longer are subject to the deferred sales charge.

o    Shares that have increased in value beyond their original cost.

o    Shares held the longest, but still subject to the deferred sales charge.


DEFERRED SALES CHARGE WAIVERS

We will waive deferred sales charges on sales of Class A, B and C shares of any Davis Fund if:

o You sell Class A shares that were not subject to a commission at the time of purchase (the amount of purchase totaled $1 million or more and the shares were held for more than a year).

o You (or a registered joint owner) die or have been determined to be totally disabled after the purchase of shares.

o You sell shares under the Automatic Withdrawal Plan if the aggregate value of the redeemed shares does not exceed 12% of the account's value.*

o You sell shares under a qualified retirement plan or IRA that constitute a tax-free return of contributions to avoid a penalty.

o Your Fund sells the remaining shares in your account under an Involuntary Redemption.

o You qualify for an exception relating to defined contribution plans. These exceptions are described in the Statement of Additional Information.

o You are a director, officer or employee of Davis Selected Advisers or one of its affiliates (or a family member of a director, officer or employee).

If the net asset value of the shares that you sell has increased since you purchased them, any deferred sales charge will be based on the original cost of the shares.

* An Automatic Withdrawal Plan may be established as either a percentage or a fixed-dollar amount. The shares that may be redeemed without a sales charge are recalculated as a percentage of the current market value of the account as of the date of each withdrawal. If established as a percentage, no sales charge will be incurred regardless of market fluctuations. If established as a fixed-dollar amount, a sales charge may be incurred if the market value of the account decreases. If you redeem shares in addition to those redeemed pursuant to the Automatic Withdrawal Plan, a deferred sales charge may be imposed on those shares and on any subsequent redemptions within a 12-month period, regardless of whether such redemptions are pursuant to an Automatic Withdrawal Plan.

If you have any additional questions about choosing a share class, please call us toll-free at 1-800-279-0279 during business hours, 9 a.m. to 6 p.m. Eastern Standard Time. If you still are not sure about which class is best for you, contact your financial adviser.

HOW TO OPEN AN ACCOUNT

You can open an account if you invest at least:

o    $1,000 for a non-retirement plan account.

o    $250 for a retirement plan account.


THREE WAYS YOU CAN OPEN AN ACCOUNT

1. BY MAIL. Fill out the Application Form and mail it to our service provider, State Street Bank and Trust. You must sign the Application Form. Include a check made payable to DAVIS FUNDS or, in the case of a retirement account, the custodian or trustee. All purchases by check should be in U.S. dollars. DAVIS FUNDS WILL NOT ACCEPT THIRD-PARTY CHECKS.

2. BY DEALER. You may have your dealer order and pay for the shares. In this case, you must pay your dealer directly. Your dealer will then order the shares from our distributor, Davis Distributors. Please note that your dealer may charge a service fee or commission for buying these shares.

3. BY WIRE. You may wire federal funds directly to our service provider, State Street Bank and Trust. Before you wire an initial investment, you must call Davis Distributors and obtain an account number and Application Form. A customer service representative will assist you with your initial investment by wire. After the initial wire purchase is made, you will need to return the Application Form to State Street Bank and Trust. To ensure that the purchase is credited properly, follow these wire instructions:

                                    State Street Bank and Trust Company
                                    Boston, MA 02210
                                    Attn.: Mutual Fund Services
                                    [NAME OF DAVIS FUND THAT YOU ARE BUYING]
                                    Shareholder Name
                                    Shareholder Account Number
                                    Federal Routing Number 011000028
                                    DDA Number 9904-606-2


RETIREMENT PLAN ACCOUNTS

You can invest in Davis Funds using any of these types of retirement plan accounts:

o       Deductible IRAs
o       Non-deductible IRAs
o       Roth IRAs
o       Educational IRAs
o       Simple IRAs
o       Simplified Employee Pension (SEP) IRAs
o       403(b) Plans

State Street Bank and Trust acts as custodian (service provider) for the retirement plans and charges the participant a $10 maintenance fee each year regardless of the number of plans established per Social Security Number. These fees are automatically deducted from each account, unless you elect to pay the fee directly. To open a retirement plan account, you must fill out a special application form. You can request this form by calling Davis Distributors.

HOW TO BUY, SELL AND EXCHANGE SHARES

Once you have established an account with Davis Funds, you can add to--or withdraw from--your investment. This section provides an overview of the types of transactions you can perform as a Davis Funds shareholder. This includes how to initiate these transactions and the charges that you may incur (if any) when buying, selling and exchanging shares.

An exchange occurs when you sell shares in one Davis Fund to buy shares in another Davis Fund in the same class of shares in response to changes in your goals or in market conditions.


THREE WAYS TO BUY, SELL AND EXCHANGE SHARES

1. BY TELEPHONE. Call 1-800-279-0279. You can speak directly with a Davis Funds representative during our business hours (9 a.m. to 6 p.m. Eastern Standard Time) or use our automated telephone system anytime, day or night.

2. BY MAIL. Send the request to our service provider, State Street Bank and Trust.

         Regular Mail
         State Street Bank and Trust Company
         c/o Davis Funds
         P.O. Box 8406
         Boston, MA 02266-8406

         Overnight Mail
         State Street Bank and Trust Company
         c/o Davis Funds
         66 Brooks Drive
         Braintree, MA 02184

3. BY DEALER. Contact a dealer, who will then make the transaction through our distributor, Davis Distributors. Please note that your dealer may charge a service fee or commission for each transaction.

The Davis Funds do not issue certificates for any Class of shares. Instead, shares purchased are automatically credited to an account maintained for you on the books of the Davis Funds by State Street Bank and Trust. You will receive a statement showing the details of the transaction and any other transactions you had during the current year each time you add to or withdraw from your account.


WHEN YOUR TRANSACTIONS ARE PROCESSED

The per-share price for purchases or sales made through our distributor, Davis Distributors, will be processed on the same day if the order is received before 4 p.m. Eastern Standard Time. If State Street Bank and Trust requires additional documents to complete the purchase or sale, the transaction price will be determined at the close of business after all required documents are received.

For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must:

o        Receive your order before 4 p.m. Eastern Standard Time.
o        Promptly transmit the order to State Street Bank and Trust.

BUYING MORE SHARES

You can buy more shares at any time by mail or through a dealer. The minimum purchase amount is $25.

When you purchase shares by mail, send a check made payable to DAVIS FUNDS for the amount of purchase to our service provider, State Street Bank and Trust. If you have the purchase form from your most recent statement, include it with the check. If you do not have a purchase form, include a letter with your check stating the name of the Fund, the class of shares you wish to buy and your account number.

When you buy shares through a dealer, you may be charged a service fee or commission for performing the transaction.


MAKING AUTOMATIC INVESTMENTS

An easy way to increase your investments in this or other Davis Funds is to sign up for the AUTOMATIC INVESTMENT PLAN. Under this plan, you arrange for a set amount of money to be taken from your bank account and invested in shares of a Davis Fund. The minimum amount you can invest each month is $25. The account minimums of $1,000 for non-retirement accounts and $250 for retirement accounts will be waived if you meet the minimum requirement within a year.

Purchases can be processed electronically on any day of the month between the fifth and 28th if the institution that services your bank account is a member of the Automated Clearing House system. After each automatic investment, you will receive a transaction confirmation, and the debit should show up on your next bank statement.

To sign up for the Automatic Investment Plan, fill out the appropriate section of the Application Form. After your account has been opened and you wish to establish this plan, you must submit a letter of instruction signed by the account owner(s). You can stop automatic investments at any time by calling Davis Distributors.

You also can use our Dividend Diversification Program to buy more shares in any Davis Fund. See ONCE YOU INVEST IN DAVIS FUNDS.

The Automated Clearing House system is used by most banks for electronic transfers of money into and out of your bank account--and is regulated by the Federal Reserve.


SELLING SHARES

You may sell back all or part of your shares in any Davis Fund in which you invest (known as a redemption) at any time, at net asset value minus any sales charges that may be due. You can sell the shares by telephone, by mail or through a dealer.

When you sell shares by mail, indicate the number of shares or dollar amount you wish to redeem and send the request to our service provider, State Street Bank and Trust. If more than one person owns the shares you wish to sell, all owners must sign the redemption request. You may be required to have the owners' signatures medallion-guaranteed (see "Medallion Signature Guarantee" following).

When you sell shares through a dealer, you may be charged a service fee or commission for performing the transaction.

Redemption proceeds usually are paid to you in cash within seven days after State Street Bank and Trust receives your proper sale request. If any of the shares redeemed recently were purchased, payment to you will be delayed until your purchase check has cleared, up to a maximum of 15 days from the date of purchase.

CHECK WRITING PRIVILEGE FOR DAVIS GOVERNMENT MONEY MARKET FUND. You can request the ability to use your Davis Government Money Market Fund account as a checking account if:

o       You hold Class A shares.

o       You are not investing through a retirement plan or an IRA.

Davis Government Money Market Fund investors with check writing privileges can write checks for $100 or more from their accounts, subject to some rules prescribed by State Street Bank and Trust.

Writing a check is a way of selling shares and directing the proceeds to a third party. When a Davis Government Money Market Fund check is presented to State Street Bank and Trust for payment, the bank will redeem a sufficient number of shares in your account to cover the amount of the check. If you have had recent activity in your Davis Government Money Market Fund account, funds may not be available to cover your checks. For example: (1) if you have redeemed or exchanged funds out of your Davis Government Money Market Fund account, there may not be sufficient funds remaining to cover your check; (2) if you have recently purchased shares in your Davis Government Money Market Fund account and the funds are still within the 15-day "uncollected" status; or (3) if funds were exchanged into your Davis Government Money Market Fund account from another Davis Fund, and those funds were still within the 15-day uncollected status.

To qualify for CHECK WRITING PRIVILEGES, fill out the appropriate section in your Application Form.

You can find more information about check writing privileges in Davis Series' Statement of Additional Information. Davis Funds and State Street Bank and Trust reserve the right to modify or terminate the check writing service at any time.


WHAT YOU NEED TO KNOW BEFORE YOU SELL YOUR SHARES

o You always will receive cash for sales that total less than $250,000 or 1% of the Fund's net asset value during any 90-day period. Any sales above the cash limit may be paid in securities and would mean you would have to pay brokerage fees if you sold the securities.

o You will need a medallion signature guarantee on a stock power or redemption request for sales paid by check totaling more than $100,000. However, if your address of record has changed in the last 30 days, or if you wish to send redemption proceeds to a third party, you will need a medallion signature guarantee for all sales.

o In the past the Davis Funds issued certificates. If a certificate was issued for the shares you wish to sell, the certificate must be sent by certified mail to State Street Bank and Trust and accompanied by a letter of instruction signed by the owner(s).

o    A sale may produce a gain or loss. Gains may be subject to tax.

o The Securities and Exchange Commission can suspend payment of sales under certain emergency circumstances if the New York Stock Exchange is closed for reasons other than customary closings and holidays.

MEDALLION SIGNATURE GUARANTEE. A written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Eligible guarantors include federally insured financial institutions, registered broker-dealers or participants in a recognized medallion signature guarantee program. Davis Funds cannot accept guarantees from institutions that do not provide reimbursement in cases of fraud. No other form of signature verification can be accepted.

STOCK POWER. A letter of instruction signed by the owner of the shares that gives State Street Bank and Trust permission to transfer ownership of the shares to another person or group. Any transfer of ownership requires that all shareholders have their signatures medallion-guaranteed.


SPECIAL NOTE: When you make a sale or withdrawal, a deferred sales charge may be imposed if:

o You buy $1 million or more of Class A shares and sell them within a year of purchase.

o    You sell Class B shares within six years of purchase.

o    You sell Class C shares within one year of purchase.


IF YOU DECIDE TO BUY BACK SHARES YOU SOLD

If you decide to buy back some or all of the shares you sold in a Davis Fund within 60 days of sale and notify us in writing, you can take advantage of the SUBSEQUENT REPURCHASE PRIVILEGE. With this privilege, which you can use only once, you will not be charged a sales charge, and any deferred sales charge you paid on the original sale will be returned to your account. Shares will be purchased at the current price, into the same Davis Fund and into the same account. You must send a letter to our service provider, State Street Bank and Trust, along with a check for the repurchased shares.


IF YOUR ACCOUNT FALLS BELOW $250

If your account balance falls below $250 as a result of a redemption or exchange, we may sell your remaining shares in this Fund at net asset value. We first will notify you by mail, giving you at least 60 days' notice that an INVOLUNTARY REDEMPTION may take place. If you can increase your account balance to above $250 during the notice period, the Involuntary Redemption will be canceled.


MAKING AUTOMATIC WITHDRAWALS

If your account balance is more than $10,000, you can sell a set dollar or percentage amount each month or quarter. Because withdrawals are sales, they may produce a gain or loss. If you purchase additional shares at the same time that you make a withdrawal, you may have to pay taxes and a sales load. When you participate in this plan, known as the AUTOMATIC WITHDRAWAL PLAN, shares are sold so that you will receive payment by one of three methods:

o You may receive funds at the address of record provided that this address has been unchanged for a period of not less than 30 days. These funds are sent by check on or after the 25th day of the month.

o You also may choose to receive funds by Automated Clearing House (ACH) to the banking institution of your choice. You may elect an ACH draft date between the fifth and the 28th days of the month. You must complete the appropriate section of the Application Form. Once your account has been established, you must submit a letter of instruction with a medallion signature guarantee to execute an Automatic Withdrawal Plan by ACH.

o You may have funds sent by check to a third party at an address other than the address of record. You must complete the appropriate section of the Application Form. Once your account has been established, you must submit a letter of instruction with a medallion signature guarantee to designate a third party payee.

You may stop automatic withdrawals at any time without charge or penalty by calling Davis Distributors or by notifying the service agent in writing.


WIRING SALE PROCEEDS TO YOUR BANK ACCOUNT

You may be eligible to have your redemption proceeds electronically transferred to a commercial bank account by federal funds wire. There is a $5 charge by State Street Bank and Trust for wire service, and receiving banks also may charge for this service. Redemption by federal funds wire is usually credited to your bank account on the next business day after the sale. Alternatively, redemption through Automated Clearing House will usually arrive at your bank two banking days after the sale. To have redemption proceeds sent by federal funds wire to your bank, you must first fill out the "Banking Instruction" section on the account application form and attach a voided check or deposit slip. If the account has already been established, an Account Service Form or letter of instruction must be submitted with a medallion signature guarantee and a copy of a voided check or deposit slip.


EXCHANGING SHARES

You can sell shares of any Davis Fund to buy shares in the same class of any other Davis Fund without having to pay a sales charge. This is known as an exchange. You can exchange shares by telephone, by mail or through a dealer. The initial exchange must be for at least $1,000 for a non-retirement account (unless you are participating in the Automatic Exchange Program). Exchanges normally are performed on the same day of the request if received in proper form (all necessary documents, signatures, etc.) by 4 p.m. Eastern Standard Time.

Shares in different Davis Funds may be exchanged at relative net asset value. However, if any Davis Fund shares being exchanged are subject to a deferred sales charge, Statement of Intention or other limitation, the limitation will continue to apply to the shares received in the exchange. When you exchange shares in a Davis Fund for shares in Davis Government Money Market Fund, the holding period for any deferred sales charge does not continue during the time that you own Davis Government Money Market Fund shares. For example, Class B shares are subject to a declining sales charge for six years. Any period that you are invested in shares of Davis Government Money Market Fund will be added to the six-year declining sales charge period.

When you exchange shares by mail, you must send our service provider, State Street Bank and Trust, a written request for the exchange. In the past the Davis Funds issued certificates. If you wish to exchange shares for which you hold share certificates, these certificates must be sent by certified mail to State Street Bank and Trust accompanied by a letter of instruction signed by the owner(s). If your shares are being sold for cash, this is known as a redemption. Please see the section WHAT YOU NEED TO KNOW BEFORE YOU SELL YOUR SHARES for restrictions that might apply to this type of transaction.

When you exchange shares through a dealer, you may be charged a service fee or commission for performing the transaction.

Before you decide to make an exchange, you must obtain the current prospectus of the desired Fund. For federal income tax purposes, exchanges between Funds are treated as a sale and a purchase. Therefore, there usually will be a recognizable capital gain or loss due to an exchange.

There are limits as to the number of exchanges you can make each year. Currently, four exchanges between Funds are allowed during a 12-month period. You may make an unlimited number of exchanges out of

Davis Government Money Market Fund. Automatic exchanges are excluded from this provision. Davis Distributors must approve any exchanges above the limit in writing.


YOU CAN MAKE EXCHANGES AMONG ANY OF THE DAVIS FUNDS WITHOUT HAVING TO PAY ANY SALES CHARGE:

EQUITY FUNDS
Davis New York Venture Fund
Davis Growth Opportunity Fund
Davis Financial Fund
Davis International Total Return Fund

GROWTH & INCOME FUNDS
Davis Growth & Income Fund
Davis Real Estate Fund
Davis Convertible Securities Fund

GOVERNMENT BOND FUND
Davis Government Bond Fund

GOVERNMENT MONEY MARKET FUND
Davis Government Money Market Fund

For more information about any of the other Davis Funds, including risks, fees and expenses, ask for a prospectus. Read it carefully before investing or sending money.


MAKING AUTOMATIC EXCHANGES

You can elect to make automatic monthly exchanges if all accounts involved are registered under the same name and have a minimum initial value of $250. You must exchange at least $25 to participate in this program, known as the AUTOMATIC EXCHANGE PROGRAM. To sign up for this program, fill out the appropriate section of the Application Form. Once your account has been established, you may contact our customer service department to establish this program.


TELEPHONE TRANSACTIONS

A benefit of investing through Davis Funds is that you can use our automated telephone system to buy, sell or exchange shares. If you do not wish to have this option activated for your account, complete the appropriate section of the Application Form.

When you call Davis Distributors, you can perform a transaction with Davis Funds in two ways:

o Speak directly with a representative during business hours (9 a.m. to 6 p.m. Eastern Standard Time).

o If you have a TouchTone(TM) telephone, you can use the automated telephone system, known AS DAVIS DIRect ACCESS, 24 hours a day, seven days a week.

If you wish to sell shares by telephone and receive a check in the mail:

o    The maximum amount that can be issued is $100,000.

o    The check can be issued only to the registered account owner.

o    The check must be sent to the address on file with Davis Distributors.

o    Your current address must be on file for at least 30 days.

When you buy, sell or exchange shares over the telephone, you agree that Davis Funds are not liable for following telephone instructions believed to be genuine (that is, directed by the account holder or registered representative on file). We use certain procedures to confirm that your instructions are genuine, including a request for personal identification and a tape recording of the conversation. If these procedures are not used, the Fund may be liable for any loss from unauthorized instructions.

Be aware that during unusual market conditions, Davis Funds may not be able to accept all requests by telephone.

INTERNET TRANSACTIONS

You can use our Web site--www.davisfunds.com--to review your account balance and recent transactions. Your account may qualify for the privilege to purchase, sell or exchange shares online through the Internet. You also may request confirmation statements and tax summary information be mailed to the address on file. Please review our Web site for more complete information. If you do not wish to have this option activated for your account, please contact our customer service department.

To access your accounts, you will need the name of the fund in which you are invested, an account number and your Social Security Number. Davis Funds provides written confirmation of your initial access and any time you buy, sell or exchange shares. You also must establish a unique and confidential Personal Identification Number (PIN).
This PIN is required each time you access your Davis account online.

When you buy, sell or exchange shares over the Internet, you agree that Davis Funds are not liable for following telephone instructions believed to be genuine (that is, directed by the account holder or registered representative on file). We use certain procedures to confirm that your instructions are genuine. If these procedures are not used, the Fund may be liable for any loss from unauthorized instructions.


YOU CAN USE DAVIS DIRECT ACCESS TO:

o    GET THE PRICE, TOTAL RETURN, AND FUND DESCRIPTION FOR ANY DAVIS FUND.

o    CHECK YOUR ACCOUNT BALANCE AND OTHER ACCOUNT INFORMATION.

o    BUY, SELL AND EXCHANGE SHARES*.

o    GET THE MAILING ADDRESS AND WIRE INSTRUCTIONS FOR ANY DAVIS FUND.

*    RETIREMENT ACCOUNTS MAY BE SUBJECT TO RESTRICTIONS.

DAVIS FUNDS:
OVER 25 YEARS OF RELIABLE INVESTING(R)

Davis Selected Advisers, investment adviser of Davis Funds, has a history of investing for the long term. Since our founding in 1969, we have been dedicated to delivering superior investment performance and service to our clients.

WE ARE LONG-TERM INVESTORS. We analyze high-quality growth companies that have been overlooked, buy their stock at value prices, and hold the shares for the long term. This strategy was first developed by legendary Wall Street investor Shelby Cullom Davis, a leading financial adviser to governors and presidents.

Our investment approach has been refined for more than 25 years by his son, Shelby M.C. Davis, Senior Research Adviser and Founder of Davis Selected Advisers. The Davis strategy still is followed today by the third generation of family members: Christopher C. Davis and Andrew A. Davis serve as Portfolio Managers for many funds and institutional accounts managed by Davis Selected Advisers.

WE ARE FELLOW SHAREHOLDERS. The Davis family, directors and employees not only manage the company's mutual funds but also invest in them. Together, we have invested more than $2 billion of our own money side by side with our shareholders.

Please take the time to read this prospectus carefully and, if you decide to invest with us, keep it as a reference guide. If you need more information about Davis Funds, please call us or visit our Web site.

ADDRESS AND TELEPHONE GUIDE

OUR TELEPHONE NUMBER:         OUR SERVICE PROVIDER'S REGULAR MAILING ADDRESS:
1-800-279-0279                State Street Bank and Trust Company
                              c/o Davis Funds
                              P.O. Box 8406
                              Boston, MA 02266-8406

OUR MAILING ADDRESS:
Davis Funds
2949 East Elvira Road
Suite 101
Tucson, AZ 85706

OUR INTERNET ADDRESS:         OUR SERVICE PROVIDER'S OVERNIGHT MAILING ADDRESS:
http://www.davisfunds.com     State Street Bank and Trust Company
                              c/o Davis Funds
                              66 Brooks Drive
                              Braintree, MA 02184

OTHER FUND DOCUMENTS

For more information about any Davis Fund, request a free copy of the Statement of Additional Information or the Annual and Semi-Annual Reports. The STATEMENT OF ADDITIONAL INFORMATION provides more detailed information about Davis Series Funds and their management and operations. An ANNUAL REPORT discusses the market conditions and investment strategies that significantly affected Fund performance during the last year. A SEMI-ANNUAL REPORT updates information provided in the Annual Report for the succeeding six months.

Davis Series Funds' Statement of Additional Information and Annual Report have been filed with the Securities and Exchange Commission, are incorporated by reference, and are legally a part of this prospectus.

WHERE YOU CAN GET THESE DOCUMENTS:

o BY TELEPHONE. Call Davis Funds toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Standard Time. You also may call this number for account inquiries.

o    VIA THE INTERNET. Visit the SEC Web site (WWW.SEC.GOV).

o FROM THE SEC. The SEC's Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-942-8090. Additional copies of this information can be obtained, for a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.

o    BY MAIL. Specify the document you are requesting when writing to us.

DAVIS FUNDS
2949 EAST ELVIRA ROAD
SUITE 101
TUCSON, AZ 85706
1-800-279-0279



The Funds' Investment Company Act File Number is 811-2679

DAVIS GROWTH OPPORTUNITY FUND
DAVIS FINANCIAL FUND
DAVIS REAL ESTATE FUND
DAVIS CONVERTIBLE SECURITIES FUND
DAVIS GOVERNMENT BOND FUND
DAVIS GOVERNMENT MONEY MARKET FUND
         (PORTFOLIOS OF DAVIS SERIES, INC.)

Prospectus

Class Y shares

May 1, 2001

The Securities and Exchange Commission has not approved or disapproved of these securities. The Securities and Exchange Commission has not determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.



Over 25 Years Of Reliable Investing(R)

                               TABLE OF CONTENTS


Overview of each Davis Series Fund
         Davis Growth Opportunity Fund
         Davis Financial Fund
         Davis Real Estate Fund
         Davis Convertible Securities Fund
         Davis Government Bond Fund
         Davis Government Money Market Fund

                  Investment Objective and Strategy
                  Determining if this Fund is Right for You
                  Principal Risks
                  Past Performance
                  Fees and Expenses of the Fund
                  Financial Highlights

Who Is Responsible for Your Davis Account

How We Manage Davis Series Funds

Once You Invest in Davis Funds

Privacy Notice

How to Open an Account

How to Buy, Sell and Exchange Shares

Davis Funds: Over 25 Years of Reliable Investing(R)

Other Fund Documents

OVERVIEW OF DAVIS GROWTH OPPORTUNITY FUND

INVESTMENT OBJECTIVE AND STRATEGY

Davis Growth Opportunity Fund's investment objective is growth of capital. Under normal circumstances the Fund invests principally in common stock and other equity securities of companies with small and medium market capitalizations of less than $20 billion.

Our portfolio managers apply the Davis investment philosophy--searching for high-quality, well-managed, growing companies that can be purchased at reasonable prices, and holding them for the long term--to the small and mid-capitalization stock arena. We consider selling a company if the company no longer exhibits the characteristics that we believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns.


DETERMINING IF THIS FUND IS RIGHT FOR YOU

YOU SHOULD CONSIDER INVESTING IN THIS FUND IF:
o       You are seeking long-term growth of capital.
o       You prefer to invest in small and medium capitalization companies.
o You are willing to accept higher risk for the opportunity to pursue higher returns.
o       You are investing for the long term.

YOU SHOULD NOT INVEST IN THIS FUND IF:
o You are worried about the possibility of sharp price swings and dramatic market declines.
o       You are interested in earning current income.
o       You prefer to invest in larger, more established companies.
o       You are investing for the short term (less than five years).


PRINCIPAL RISKS

If you buy shares of Davis Growth Opportunity Fund, you may lose some or all of the money that you invest. This section describes what we think are the two most significant factors that can cause the Fund's performance to suffer.

o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

o COMPANY RISK. The price of a common stock varies with the success or failure of the company issuing the stock. As a result, the success of the companies in which the Fund invests largely determines the Fund's performance. Investing in small and medium capitalization companies may be more risky than investing in large capitalization companies. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Shares of Davis Growth Opportunity Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

PAST PERFORMANCE

The bar chart and the table that follow provide an indication of the risks of investing in Davis Growth Opportunity Fund by showing changes in the Fund's year-to-year performance and by showing how the Fund's average annual returns for one year and since inception compare to those of the S&P 500(R), a widely recognized unmanaged index of stock performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                         DAVIS GROWTH OPPORTUNITY FUND
                            TOTAL RETURN SINCE 1998
                       (As of December 31st of Each Year)
                                 CLASS Y SHARES

     1998       2.18%
     1999      32.16%
     2000      11.83%

During the period shown above, the highest quarterly return was 26.63% for the fourth quarter of 1999, and the worst quarterly return was (20.22)% for the third quarter of 1998.

Year-to-date performance as of the first quarter of 2001 (not annualized) was (8.98)%.


                         DAVIS GROWTH OPPORTUNITY FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                   (For the periods ended December 31, 2000)

                                     ONE YEAR                LIFE OF FUND
---------------------------- ------------------------- -------------------------
      Class Y Shares                  11.83%                     9.41%
---------------------------- ------------------------- -------------------------
      S&P 500(R)Index                 (9.10)%                    12.20%
---------------------------- ------------------------- -------------------------

FEES AND EXPENSES OF THE FUND

FEES YOU MAY PAY AS A DAVIS GROWTH OPPORTUNITY FUND SHAREHOLDER
(Paid Directly From Your Investment)

--------------------------------------------------------------- --------------------------------
                                                                           CLASS Y
--------------------------------------------------------------- --------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                          None
--------------------------------------------------------------- --------------------------------
Maximum Deferred Sales Charge (Load)                                         None
--------------------------------------------------------------- --------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                  None
--------------------------------------------------------------- --------------------------------
Exchange Fee                                                                 None
--------------------------------------------------------------- --------------------------------


DAVIS GROWTH OPPORTUNITY FUND'S ANNUAL FUND OPERATING EXPENSES
(For the year ended December 31, 2000)
(Deducted From Davis Growth Opportunity Fund's Assets)

                                                                           CLASS Y
--------------------------------------------------------------- --------------------------------
Management Fees                                                              0.75%
--------------------------------------------------------------- --------------------------------
Distribution (12b-1) Fees                                                    None
--------------------------------------------------------------- --------------------------------
Other Expenses                                                               0.18%
--------------------------------------------------------------- --------------------------------
Total Annual Operating Expenses                                              0.93%
--------------------------------------------------------------- --------------------------------


EXAMPLE

This example is intended to help you compare the cost of investing in Davis Growth Opportunity Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Davis Growth Opportunity Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that Davis Growth Opportunity Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs--based on these assumptions--would be:

------------------------------- ------------------ --------------------- ------------------- ------------------
IF YOU SELL YOUR                     1 YEAR              3 YEARS              5 YEARS            10 YEARS
------------------------------- ------------------ --------------------- ------------------- ------------------
CLASS Y SHARES                         $95                 $296                 $515              $1,143
------------------------------- ------------------ --------------------- ------------------- ------------------

FINANCIAL HIGHLIGHTS

This table is designed to show you the financial performance of Davis Growth Opportunity Fund Class Y shares since inception, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned (or lost) money on an investment in the Fund.

KPMG LLP has audited the information for fiscal years 2000, 1999 and 1998. KPMG LLP's report, along with the Fund's financial statements, is included in Davis Series' annual report, which is available upon request. Another accounting firm audited the information for the previous fiscal period.

DAVIS GROWTH OPPORTUNITY FUND
CLASS Y SHARES


                                                                                            SEPTEMBER 18, 1997
                                                                                                (INCEPTION
                                                                                                 OF CLASS)
                                                                                                  THROUGH
                                                        YEAR ENDED DECEMBER 31,                DECEMBER 31,
                                              -------------------------------------------  --------------------
                                                2000              1999(4)          1998             1997
                                                ----              -----            ----             ----
Net Asset Value, Beginning of Period.....    $  22.31          $  21.96        $  22.52           $  27.19
                                             --------          --------        --------           --------

Income (Loss) From Investment Operations
   Net Investment Loss...................       (0.04)            (0.03)          (0.14)              -
   Net Realized and Unrealized Gains
       (Losses)..........................        2.24              6.03            0.61              (2.99)
                                             --------          --------        --------           --------
       Total From Investment
         Operations......................        2.20              6.00            0.47              (2.99)
                                             --------          --------        --------           --------

Dividends and Distributions
   Distributions from Realized Gains.....       (5.68)            (5.65)          (1.03)             (1.68)
                                             --------          --------        --------           --------
       Total Distributions...............       (5.68)            (5.65)          (1.03)             (1.68)
                                             --------          --------        --------           --------
Net Asset Value, End of Period...........    $  18.83          $  22.31        $  21.96           $  22.52
                                             ========          ========        ========           ========

Total Return(1) .........................       11.83%            32.16%           2.18%            (10.98)%
Ratios/Supplemental Data
   Net Assets, End of Period
   (000 omitted).........................      $4,176                $5             $73                $94

   Ratio of Expenses to Average
     Net Assets..........................        0.93%             1.06%(2)        1.33%(2)           1.01%*

   Ratio of Net Investment Loss to
     Average Net Assets..................       (0.33)%          (0.26)%          (0.38)%            (0.33)%*
   Portfolio Turnover Rate(3)............       60.06%          100.30%           18.03%             19.33%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.05% and 1.32% for 1999 and 1998, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4) Per share calculations other than distributions were based on average shares outstanding for the period.

*    Annualized

OVERVIEW OF DAVIS FINANCIAL FUND

INVESTMENT OBJECTIVE AND STRATEGY

Davis Financial Fund's investment objective is growth of capital. Under normal circumstances the Fund will invest at least 65% of its total assets in securities issued by companies "principally engaged" in the financial services industry. Beginning July 31, 2002, this percentage will change to 80% of its net assets plus any borrowing for investment purposes.

A company is "principally engaged" in financial services if it owns financial services-related assets that constitute at least 50% of the value of all of its assets, or if it derives at least 50% of its revenues from providing financial services. Companies in the financial services industry include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

Our portfolio managers use the Davis investment philosophy to select common stock of quality, overlooked growth companies at value prices and to hold them for the long term. We look for financial services companies with sustainable growth rates selling at modest price-earnings multiples that we hope will expand as other investors recognize the company's true worth. We believe that if you combine a sustainable growth rate with a gradually expanding multiple, these rates compound and can generate returns that could exceed average returns earned by investing in a portfolio of financial services companies.


DETERMINING IF THIS FUND IS RIGHT FOR YOU

YOU SHOULD CONSIDER INVESTING IN THIS FUND IF:

o    You are seeking long-term growth of capital.

o You believe that the financial services sector offers attractive long-term growth opportunities.

o    You are investing for the long term.


YOU SHOULD NOT INVEST IN THIS FUND IF:

o You are worried about the possibility of sharp price swings and dramatic market declines.

o    You are interested in earning current income.


o You do not wish to invest in a concentrated portfolio of financial services companies.

o    You are investing for the short term (less than five years).

PRINCIPAL RISKS

If you buy shares of Davis Financial Fund, you may lose some or all of the money that you invest. This section describes what we think are the three most significant factors that can cause the Fund's performance to suffer.

o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

o COMPANY RISK. The price of a common stock varies with the success and failure of the company issuing the stock. As a result, the success of the companies in which the Fund invests largely determines the Fund's performance.

o CONCENTRATED FINANCIAL SERVICES PORTFOLIO. Davis Financial Fund invests principally in the financial services industry. Any fund that has a concentrated portfolio is particularly vulnerable to the risks of its target sector. Risks of investing in the financial services industry include:

     o REGULATORY ACTIONS. Financial services companies may suffer a setback if regulators change the rules under which they operate.

     o CHANGES IN INTEREST RATES. Unstable interest rates can have a disproportionate effect on the financial services industry.

     o CONCENTRATION OF LOANS. Financial services companies whose securities Davis Financial Fund purchases may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry.

     o COMPETITION. The financial services industry has become increasingly competitive.

Shares of Davis Financial Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


PAST PERFORMANCE

The bar chart and the table that follow provide an indication of the risks of investing in Davis Financial Fund by showing changes in the Fund's year-to-year performance and by showing how the Fund's average annual returns for one year and since inception compare to those of the S&P 500(R), a widely recognized unmanaged index of stock performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

DAVIS FINANCIAL FUND

                            TOTAL RETURN SINCE 1998
                       (As of December 31st of Each Year)
                                 CLASS Y SHARES

              1998     14.58%
              1999     (0.65)%
              2000     32.42%

During the period shown above, the highest quarterly return was 20.29% for the fourth quarter of 1998, and the worst quarterly return was (15.90)% for the third quarter of 1998.

Year-to-date performance as of the first quarter of 2001 (not annualized) was (10.64)%.


                              DAVIS FINANCIAL FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                   (For the periods ended December 31, 2000)

                                                             LIFE OF FUND
                                     ONE YEAR              (SINCE 03/10/97)
---------------------------- ------------------------- -------------------------
      Class Y Shares                  32.42%                    18.99%
---------------------------- ------------------------- -------------------------
      S&P 500(R)Index                 (9.10)%                   15.22%
---------------------------- ------------------------- -------------------------


FEES AND EXPENSES OF THE FUND

FEES YOU MAY PAY AS A DAVIS FINANCIAL FUND SHAREHOLDER
(Paid Directly from Your Investment)

------------------------------------------------------------ ----------------
                                                             CLASS Y
------------------------------------------------------------ ----------------
Maximum Sales Charge (Load) Imposed on Purchases
     (as a percentage of offering price)                     None
------------------------------------------------------------ ----------------
Maximum Deferred Sales Charge (Load)                         None
------------------------------------------------------------ ----------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends  None
------------------------------------------------------------ ----------------
Exchange Fee                                                 None
------------------------------------------------------------ ----------------


DAVIS FINANCIAL FUND ANNUAL FUND OPERATING EXPENSES
(For the year ended December 31, 2000)
(Deducted From Davis Financial Fund's Assets)

------------------------------------------------------------ -----------------
                                                             CLASS Y
------------------------------------------------------------ -----------------
Management Fees                                              0.63%
------------------------------------------------------------ -----------------
Distribution (12b-1) Fees                                    None
------------------------------------------------------------ -----------------
Other Expenses                                               0.26%
------------------------------------------------------------ -----------------
Total Annual Operating Expenses                              0.89%
------------------------------------------------------------ -----------------

EXAMPLE

This example is intended to help you compare the cost of investing in Davis Financial Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Davis Financial Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that Davis Financial Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs--based on these assumptions--would be:

IF YOU SELL YOUR         1 YEAR       3 YEARS         5 YEARS    10 YEARS
------------------- -------------- ------------- ------------- -------------
CLASS Y SHARES             $91          $284           $493       $1,096
------------------- -------------- ------------- ------------- -------------

FINANCIAL HIGHLIGHTS

This table is designed to show you the financial performance of Davis Financial Fund Class Y shares since inception, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned (or lost) money on an investment in the Fund.

KPMG LLP has audited the information for the fiscal years 2000, 1999 and 1998. KPMG LLP's report, along with the Fund's financial statements, is included in Davis Series' annual report, which is available upon request. Another accounting firm audited the information for the previous period.

DAVIS FINANCIAL FUND
CLASS Y SHARES


                                                                                                MARCH 10, 1999
                                                                                                  (INCEPTION
                                                                                                   OF CLASS)
                                                          YEAR ENDED DECEMBER 31,                   THROUGH
                                                 --------------------------------------          DECEMBER 31,
                                                   2000              1999          1998              1997
                                                   ----              ----          ----              ----
Net Asset Value, Beginning of Period.........     $  29.21         $  29.40      $  25.66          $  20.32
                                                  --------         --------      --------          --------

Income (Loss) From Investment Operations
   Net Investment Income (Loss)..............        (0.01)            0.20          0.14              0.09
   Net Realized and Unrealized Gains (Losses)         9.29            (0.39)         3.60              5.74
                                                  --------         --------      --------          --------
       Total From Investment Operations......         9.28            (0.19)         3.74              5.83
                                                  --------         --------      --------          --------

Dividends and Distributions
   Net Investment Income.....................          -                 -             -              (0.19)
   Distributions from Realized Gains.........        (1.91)              -             -              (0.30)
   Distribution in Excess of Net Realized Gains      (0.02)              -             -                 -
                                                  --------         --------     ---------          --------
       Total Dividend and Distributions......        (1.93)              -             -              (0.49)
                                                  --------         --------     ---------          --------

Net Asset Value, End of Period...............     $  36.56         $  29.21      $  29.40          $  25.66
                                                  ========         ========      ========          ========

Total Return(1)..............................       32.42%           (0.65)%       14.58%             28.66%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)...     $22,394           $8,260       $10,453             $3,805

   Ratio of Expenses to Average Net Assets...        0.89%            0.86%         0.83%(2)           0.79%*
   Ratio of Net Investment Income
     (Loss) to Average Net Assets............       (0.05)%           0.54%         0.58%              1.06%*
   Portfolio Turnover Rate(3)................       34.72%           17.55%        11.37%              6.23%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 0.82% for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

OVERVIEW OF DAVIS REAL ESTATE FUND

INVESTMENT OBJECTIVE AND STRATEGY

Davis Real Estate Fund's investment objective is total return through a combination of growth and income. Under normal circumstances Davis Real Estate Fund will invest at least 65% of its total assets in securities issued by companies "principally engaged" in the real estate industry. Beginning July 31, 2002, this percentage will change to 80% of its net assets plus any borrowing for investment purposes.

A company is "principally engaged" in the real estate industry if it owns real estate or real estate-related assets that constitute at least 50% of the value of all of its assets, or if it derives at least 50% of its revenues or net profits from owning, financing, developing, managing or selling real estate, or from offering products or services that are related to real estate. Issuers of real estate securities include real estate investment trusts (known as "REITs"), brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel, and entertainment companies.

Most of Davis Real Estate Fund's real estate securities are, and likely will continue to be, interests in REITs. REITs pool investors' funds to make real estate-related investments, such as buying interests in income-producing property or making loans to real estate developers.

Davis Real Estate Fund focuses on REITs and other companies with first-class management teams who view real estate as a means of producing steady increases in income and strong returns on capital. We concentrate heavily on valuation, looking for companies that sell at less than the present value of their expected cash flow over the next few years.


DETERMINING IF THIS FUND IS RIGHT FOR YOU

YOU SHOULD CONSIDER INVESTING IN THIS FUND IF:

o    You are seeking total return through a combination of growth and income.

o You believe that the real estate sector offers attractive long-term growth opportunities.

o You want to diversify your traditional stock and bond portfolio with real estate securities.

o    You are investing for the long term.

YOU SHOULD NOT INVEST IN THIS FUND IF:

o You are worried about the possibility of sharp price swings and dramatic market declines.

o You do not wish to invest in a concentrated portfolio of real estate companies.

o    You are investing for the short term (less than five years).

PRINCIPAL RISKS

If you buy shares of Davis Real Estate Fund, you may lose some or all of the money that you invest. This section describes what we think are the three most significant factors that can cause the Fund's performance to suffer.

o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

o COMPANY RISK. The price of a common stock varies with the success and failure of the company issuing the stock. As a result, the success of the companies in which the Fund invests largely determines the Fund's performance. Many real estate companies are small and medium capitalization companies. Investing in small and medium capitalization companies may be more risky than investing in large capitalization companies. Smaller companies typically have more limited markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

o FOCUSED PORTFOLIO RISK. Davis Real Estate Fund is allowed to focus its investments in fewer companies than a fund that is required to diversify its portfolio. Should the portfolio manager determine that it is prudent to focus the Fund's portfolio in a few companies, the portfolio may be subject to greater volatility and risk and the Fund's investment performance, both good and bad, is expected to reflect the economic performance of the few companies the Fund focuses on.

o CONCENTRATED REAL ESTATE PORTFOLIO RISK. Davis Real Estate Fund invests principally in one industry. Any fund that has a concentrated portfolio is particularly vulnerable to the risks of its selected industry. Real estate securities are susceptible to the many risks associated with the direct ownership of real estate, including:

     o Declines in property values--because of changes in the economy of the surrounding area or because a particular region has become less appealing to tenants.

     o Increases in property taxes, operating expenses, interest rates or competition.

     o    Overbuilding.

     o    Changes in zoning laws.

     o    Losses from casualty or condemnation.

Shares of Davis Real Estate Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

PAST PERFORMANCE

The bar chart and the table that follow provide an indication of the risks of investing in Davis Real Estate Fund by showing changes in the Fund's year-to-year performance and by showing how the Fund's average annual returns for one year and since inception compare to those of the S&P 500(R), a widely recognized unmanaged index of stock performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

DAVIS REAL ESTATE FUND

                            TOTAL RETURN SINCE 1997
                       (As of December 31st of Each Year)
                                 CLASS Y SHARES


         1997                 25.29%
         1998                (15.20)%
         1999                (7.21)%
         2000                26.24%

During the period shown above, the highest quarterly return was 13.14% for the third quarter of 1997, and the worst quarterly return was (11.36)% for the third quarter of 1998.

Year-to-date performance as of the first quarter of 2001 (not annualized) was (3.06)%.


                             DAVIS REAL ESTATE FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                   (For the periods ended December 31, 2000)


                                                             LIFE OF FUND
                                     ONE YEAR              (SINCE 10/08/96)
---------------------------- ------------------------- -------------------------
      Class Y shares                  26.24%                     8.54%
---------------------------- ------------------------- -------------------------
   Wilshire Real Estate               30.74%                     8.57%
     Securities Index
---------------------------- ------------------------- -------------------------
      S&P 500(R)Index                 (9.10)%                    17.02%
---------------------------- ------------------------- -------------------------


                             DAVIS REAL ESTATE FUND
                             YIELD, CLASS Y SHARES
                           (As of December 31, 2000)

30-DAY SEC YIELD           4.33%

You can obtain Davis Real Estate Fund's most recent 30-day SEC Yield by calling us toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Standard Time.


FEES AND EXPENSES OF THE FUND

FEES YOU MAY PAY AS A DAVIS REAL ESTATE FUND SHAREHOLDER
(Paid Directly from Your Investment)

                                                                                             CLASS Y
-------------------------------------------------------------------------------------------- ----------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)         None
-------------------------------------------------------------------------------------------- ----------------
Maximum Deferred Sales Charge (Load)                                                         None
-------------------------------------------------------------------------------------------- ----------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                  None
-------------------------------------------------------------------------------------------- ----------------
Exchange Fee                                                                                 None
-------------------------------------------------------------------------------------------- ----------------

DAVIS REAL ESTATE FUND ANNUAL FUND OPERATING EXPENSES
(For the year ended December 31, 2000)
(Deducted From Davis Real Estate Fund's Assets)

                                                               CLASS Y
-------------------------------------------------------------- ----------------
Management Fees                                                0.73%
-------------------------------------------------------------- ----------------
Distribution (12b-1) Fees                                      None
-------------------------------------------------------------- ----------------
Other Expenses                                                 0.16%
-------------------------------------------------------------- ----------------
Total Annual Operating Expenses                                0.89%
-------------------------------------------------------------- ----------------


EXAMPLE

This example is intended to help you compare the cost of investing in Davis Real Estate Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Davis Real Estate Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that Davis Real Estate Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs--based on these assumptions--would be:

IF YOU SELL YOUR SHARES IN...       1 YEAR              3 YEARS              5 YEARS            10 YEARS
------------------------------ ------------------ --------------------- ------------------ -------------------
CLASS Y SHARES                        $91                 $284                $493               $1,096
------------------------------ ------------------ --------------------- ------------------ -------------------


FINANCIAL HIGHLIGHTS

This table is designed to show you the financial performance of Davis Real Estate Fund Class Y shares since inception, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned (or lost) money on an investment in the Fund.

KPMG LLP has audited the information for fiscal years 2000, 1999 and 1998. KPMG LLP's report, along with the Fund's financial statements, is included in Davis Series' annual report, which is available upon request. Another accounting firm audited the information for the previous fiscal years.

DAVIS REAL ESTATE FUND
CLASS Y SHARES

                                                                                             NOVEMBER 8, 1996
                                                                                                (INCEPTION
                                                                                                 OF CLASS)
                                                                                                 THROUGH
                                                          YEAR ENDED DECEMBER 31,              DECEMBER 31,
                                               ------------------------------------------      ------------
                                               2000          1999          1998        1997         1996
                                               ----          ----          ----        ----         ----
Net Asset Value, Beginning of Period......   $  18.38       $  20.86     $  25.56     $  21.37     $  19.29
                                             --------       --------     --------     --------     --------

Income (Loss) From Investment Operations
   Net Investment Income..................       0.83           0.80         0.83         0.79         0.13
   Net Realized and Unrealized Gains
       (Losses)...........................       3.91          (2.28)       (4.67)        4.54         2.35
                                             --------       --------     --------     --------     --------
     Total From Investment Operations.....       4.74          (1.48)       (3.84)        5.33         2.48
                                             --------       --------     --------     --------     --------

Dividends and Distributions
   Net Investment Income..................      (0.83)         (0.86)       (0.83)       (0.79)       (0.13)


                                      15

   Distributions from Realized Gains......       -              -             -          (0.27)       (0.25)
   Return of Capital......................      (0.09)         (0.14)       (0.03)       (0.08)       (0.02)
                                             --------       --------     --------     ---------    --------
       Total Dividends and Distributions..      (0.92)         (1.00)       (0.86)       (1.14)       (0.40)
                                             --------       --------     --------     --------     --------

Net Asset Value, End of Period                 $22.20         $18.38       $20.86       $25.56       $21.37
                                               ======         ======       ======       ======       ======

Total Return(1)...........................      26.24%         (7.21)%     (15.20)%      25.29%       12.89%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)   $ 43,432        $43,136     $ 37,054      $27,147      $18,165
   Ratio of Expenses to Average Net Assets       0.89%          0.85%        0.83%(2)     1.00%        1.18%*
   Ratio of Net Investment Income to
     Average Net Assets..................        4.03%          4.18%        3.79%        3.47%        4.22%*
   Portfolio Turnover Rate(3)............       17.68%         52.22%       19.14%       12.50%       18.60%

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2 Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 0.82% for 1998.

3 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

OVERVIEW OF DAVIS CONVERTIBLE SECURITIES FUND

INVESTMENT OBJECTIVE AND STRATEGY

Davis Convertible Securities Fund's investment objective is total return through a combination of growth and income. Under normal circumstances Davis Convertible Securities Fund will invest at least 65% of its total assets in convertible securities. Beginning July 31, 2002, this percentage will change to 80% of its net assets plus any borrowing for investment purposes. The most common types of convertible securities are bonds and preferred stock that the holder can exchange for common stock of the same issuer.

Convertible securities offer both current income and growth potential. For current income, we buy convertible debt instruments like bonds, notes and debentures that entitle the Fund to receive regular interest payments. Similarly, we buy preferred stock that entitles the Fund to receive regular dividend payments. These interest and dividend payments generally exceed the dividend payments that the issuers of our convertible securities make to holders of their common stock. Convertible securities have growth potential because if the underlying common stock begins to increase in value, the holder of the convertible security can exchange it for common stock and enjoy the benefits of that growth.

Many convertible debt securities are assigned ratings by agencies that evaluate the quality of publicly-offered debt. Our portfolio manager may use up to 35% of Davis Convertible Securities Fund's net assets to buy debt securities with low ratings, known as "high-yield, high-risk debt securities."

Our portfolio managers look for growing companies at value prices. Our goal is to identify those convertible securities, which tend to increase more than decline, given an equal upward or downward move in the price of the underlying stock.

Davis Convertible Securities Fund first attempts to identify well-managed growth companies whose securities are selling at attractive prices. Then we try to identify securities issued by those companies that have the potential to deliver 80% of the amount that the issuer's common stock appreciates when market conditions are favorable, but will not drop in value by more than 50% of the amount that the issuer's common stock declines when market conditions are bad. Of course, there cannot be any guarantee that the convertible securities that we purchase will in fact perform in the manner that our models suggest.


DETERMINING IF THIS FUND IS RIGHT FOR YOU

YOU SHOULD CONSIDER INVESTING IN THIS FUND IF:

o    You are seeking total return through a combination of growth and income.

o    You want to diversify a common stock portfolio.

o You are principally interested in growth-oriented investments, but want current income.

o    You are investing for the long term.

YOU SHOULD NOT INVEST IN THIS FUND IF:

o You are worried about the possibility of sharp price swings and dramatic market declines.

o You do not wish to invest in a portfolio that has some of the characteristics of both common stocks and bonds.

o    You are investing for the short term (less than five years).


PRINCIPAL RISKS

If you buy shares of Davis Convertible Securities Fund, you may lose some or all of the money that you invest. Convertible securities have characteristics of both equity and debt securities, so they present the risks of both common stock ownership as well as the risks of bond ownership. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

EQUITY RISKS

o MARKET RISK. The market value of shares of convertible securities can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

o COMPANY RISK. The price of a convertible security varies with the success and failure of the company issuing the securities. As a result, the success of the companies in which the Fund invests largely determines the Fund's performance. The Fund invests in companies with large, medium and small market capitalizations. Investing in small and medium capitalization companies may be more risky than investing in large capitalization companies. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

DEBT RISKS

o INTEREST RATE SENSITIVITY. If a security pays a fixed interest rate, and market rates increase, the value of the fixed-rate security should decline.

o CHANGES IN DEBT RATING. If a rating agency gives a convertible security a low rating, the value of the security will decline because investors will demand a higher rate of return.

o CREDIT RISK. Like any borrower, the issuer of a convertible debt security may be unable to make its payments. The Fund may invest up to 35% of total assets in high-yield, high-risk debt securities.

HIGH-YIELD, HIGH-RISK DEBT SECURITIES. There are several agencies that evaluate and rate debt securities. Two of the most prominent are Standard & Poor's and Moody's Investors Service.

When they evaluate the quality of a debt instrument, rating agencies look at factors like the issuer's current financial condition and business prospects, the value of any collateral that secures the debt, and the issuer's history of paying other debt. Each agency has its own system for "grading" debt. Standard & Poor's has eleven ratings, ranging from D for securities that are in default to AAA for securities that are almost certain to be repaid. Moody's Investors Service has nine ratings, with C being the lowest and Aaa being the highest.

A debt security is called "investment-grade" if a respected agency assigns it a favorable credit rating. In contrast, a debt security is considered "high-yield, high-risk" if it is rated BB or lower by Standard and Poor's, or Ba or lower by Moody's Investors Service. Securities with these low ratings are also referred to as "junk bonds." Many institutional investors, such as pension plans and municipal governments, are only permitted to buy investment-grade debt.

There are four principal risks of owning high-yield, high-risk debt securities:

     o OVERBURDENED ISSUERS. Many issuers only resort to offering high-yield, high-risk debt securities when they cannot get financing from more traditional sources, such as banks. These issuers are unlikely to have a cushion from which to make their payments when their earnings are poor or when the economy in general is in decline.

     o PRIORITY. Issuers of high-yield, high-risk debt securities are likely to have a substantial amount of other debt. Most, if not all, of this other debt will be "senior" to the high-yield, high-risk debt securities; an issuer must be current on its senior obligations before it can pay bondholders. In addition, some of the other debt may be secured by the issuer's primary operating assets. If the issuer defaults on those obligations, the lenders may seize their collateral--possibly forcing the issuer out of business and into bankruptcy.

     o DIFFICULT TO RESELL. Many investors simply do not want high-yield, high-risk debt securities, and others are prohibited from buying them.

     o VOLATILE PRICES. Prices of high-yield, high-risk debt securities are more volatile than prices of higher-rated securities. In periods of economic difficulty or rising interest rates, prices of high-yield, high-risk debt securities decline more than prices of investment-grade securities.

Shares of Davis Convertible Securities Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


PAST PERFORMANCE

The bar chart and the table that follow provide an indication of the risks of investing in Davis Convertible Securities Fund by showing changes in the Fund's year-to-year performance since inception and by showing how the Fund's average annual returns for one year and since inception compare to those of the S&P 500(R), a widely recognized unmanaged index of stock performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.


DAVIS CONVERTIBLE SECURITIES FUND


                            TOTAL RETURN SINCE 1997
                       (As of December 31st of Each Year)
                                 CLASS Y SHARES

         1997                       28.80%
         1998                       (1.46)%
         1999                       13.30%
         2000                       (0.70)%

During the period shown above, the highest quarterly return was 14.39% for the third quarter of 1997, and the worst quarterly return was (9.09)% for the third quarter of 1998.

Year-to-date performance as of the first quarter of 2001 (not annualized) was (5.36)%.

                       DAVIS CONVERTIBLE SECURITIES FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                   (For the periods ended December 31, 2000)

                                    ONE YEAR                LIFE OF FUND
--------------------------- ------------------------- -------------------------
      Class Y Shares                (0.70)%                    10.81%
--------------------------- ------------------------- -------------------------
      S&P 500(R)Index                (9.10)%                    17.10%
--------------------------- ------------------------- -------------------------


                       DAVIS CONVERTIBLE SECURITIES FUND
                             YIELD, CLASS Y SHARES
                           (As of December 31, 2000)

30-DAY SEC YIELD           3.08%

You can obtain Davis Convertible Securities Fund's most recent 30-day SEC Yield by calling us toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Standard Time.


FEES AND EXPENSES OF THE FUND

FEES YOU MAY PAY AS A DAVIS CONVERTIBLE SECURITIES FUND SHAREHOLDER (Paid Directly from Your Investment)

------------------------------------------------------------ -------------------
                                                             CLASS Y
------------------------------------------------------------ -------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                          None
------------------------------------------------------------ -------------------
Maximum Deferred Sales Charge (Load)                         None
------------------------------------------------------------ -------------------
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                                        None
------------------------------------------------------------ -------------------
Exchange Fee                                                 None
------------------------------------------------------------ -------------------

DAVIS CONVERTIBLE SECURITIES FUND ANNUAL FUND OPERATING EXPENSES
(For the year ended December 31, 2000)
(Deducted From Davis Convertible Securities Fund's Assets)

                                                    CLASS Y
--------------------------------------------------- -----------------
Management Fees                                     0.75%
--------------------------------------------------- -----------------
Distribution (12b-1) Fees                           None
--------------------------------------------------- -----------------
Other Expenses                                      0.13%
--------------------------------------------------- -----------------
Total Annual Operating Expenses                     0.88%
--------------------------------------------------- -----------------


EXAMPLE

This example is intended to help you compare the cost of investing in Davis Convertible Securities Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Davis Convertible Securities Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that Davis Convertible Securities Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs--based on these assumptions--would be:

IF YOU SELL YOUR SHARES IN...        1 YEAR              3 YEARS              5 YEARS            10 YEARS
------------------------------- ------------------ --------------------- ------------------- ------------------
CLASS Y SHARES                         $90                 $281                 $488              $1,084


FINANCIAL HIGHLIGHTS

This table is designed to show you the financial performance of Davis Convertible Securities Fund Class Y shares since inception, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned (or lost) money on an investment in the Fund.

KPMG LLP has audited the information for fiscal years 2000, 1999 and 1998. KPMG LLP's report, along with the Fund's financial statements, is included in Davis Series' annual report, which is available upon request. Another accounting firm audited the information for the previous fiscal years.

DAVIS CONVERTIBLE SECURITIES FUND
CLASS Y SHARES


                                                                                         NOVEMBER 13, 1996
                                                                                            (INCEPTION
                                                                                             OF CLASS)
                                                                                              THROUGH
                                                YEAR ENDED DECEMBER 31,                    DECEMBER 31,
                                    ----------------------------------------------         ------------
                                     2000            1999        1998         1997             1996
                                     ----            ----        ----         ----             ----
Net Asset Value,
   Beginning of Period...........  $  25.29         $  23.84    $  25.34    $  21.29          $  21.39
                                   --------         --------    --------    --------          --------

Income (Loss) From Investment
     Operations
   Net Investment Income.........      0.86             0.82        0.89        0.69              0.07
   Net Realized and Unrealized
     Gains (Losses)..............     (1.00)            2.25       (1.27)       5.35              1.44
                                   --------         --------    --------    --------          --------
       Total From Investment
         Operations..............     (0.14)            3.07       (0.38)       6.04              1.51
                                   --------         --------    --------    --------          --------

                                      21




Dividends and Distributions
   Net Investment Income.........     (0.89)           (0.84)      (0.85)      (0.69)            (0.06)
   Distributions from Realized
     Gains.......................     (0.19)           (0.77)      (0.27)      (1.22)            (1.54)
   Return of Capital.............     (0.02)           (0.01)       -          (0.08)            (0.01)
                                   --------         --------    -------     --------           -------
       Total Dividend and
          Distributions..........     (1.10)           (1.62)      (1.12)      (1.99)            (1.61)
                                   --------         --------    --------    --------           -------

Net Asset Value, End of Period...  $  24.05         $  25.29    $  23.84    $  25.34           $ 21.29
                                   ========         ========    ========    ========           =======

Total Return(1)..................     (0.70)%          13.30%     (1.46)%      28.80%             7.01%

Ratios/Supplemental Data
   Net Assets, End of Period
     (000 omitted)...............  $ 28,865          $33,221     $30,536     $36,543           $33,006
   Ratio of Expenses to
     Average Net Assets..........      0.88%(2)         0.87%       0.86%(2)    0.95%             0.98%*
   Ratio of Net Investment Income
     to Average Net Assets.......      3.22%            3.24%       3.57%       3.09%             3.11%*
   Portfolio Turnover Rate(3)....     24.50%           32.99%      14.43%      23.68%            43.16%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 0.87% and 0.85% for 2000 and 1998, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

OVERVIEW OF DAVIS GOVERNMENT BOND FUND

INVESTMENT OBJECTIVE AND STRATEGY

Davis Government Bond Fund's investment objective is current income. Under normal circumstances Davis Government Bond Fund will invest exclusively in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities.

There are two basic types of U.S. Government Securities: direct obligations of the U.S. Treasury, and obligations issued or guaranteed by an agency or instrumentality of the U.S. Government. U.S. Government Securities all represent debt obligations (unlike equity securities, which represent ownership of the issuer). Obligations that the U.S. Treasury issues or guarantees are generally considered to offer the highest credit quality available in any security. Many securities issued by government agencies are not fully guaranteed by the U.S. Government, and in unusual circumstances may present credit risk.

U.S. Government Securities include mortgage-related securities issued by an agency or instrumentality of the U.S. Government. At times, a significant portion of Davis Government Bond Fund's securities are mortgage-backed securities and collateralized mortgage obligations. A "mortgage-backed security" represents ownership of a pool of mortgage loans. As the mortgages are paid off, a portion of the principal and interest payments are passed through to the owners of the securities. Davis Government Bond Fund only buys mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. A "collateralized mortgage obligation" is a debt security that is secured by a pool of mortgages, mortgage-backed securities, U.S. Government Securities or corporate debt obligations. Davis Government Bond Fund only invests in collateralized mortgage obligations that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Davis Government Bond Fund does not attempt to deliver the highest possible current yield to its investors. Instead, the portfolio manager tries to deliver competitive results with less risk or volatility than our competitors.

DETERMINING IF THIS FUND IS RIGHT FOR YOU

YOU SHOULD CONSIDER INVESTING IN THIS FUND IF:

o    You are seeking current income.

o    You are most comfortable investing in high-quality U.S. Government
     Securities.

o    You want to diversify a common stock portfolio.

o    You are investing for the long term.

YOU SHOULD NOT INVEST IN THIS FUND IF:

o       You cannot accept even moderate price swings or market declines.

o       You are investing for the short term (less than three years).


PRINCIPAL RISKS

If you buy shares of Davis Government Bond Fund, you may lose some of the money that you invest. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

INTEREST RATE RISKS. There are two principal ways that changes in interest rates affect the U.S. Government Securities in which the Fund invests:

o PRICE VOLATILITY RISK. Most of the Fund's U.S. Government Securities pay a fixed interest rate. When market rates increase, the value (and price) of the U.S. Government Securities usually decline. When interest rates are falling, the value (and price) of the U.S. Government Securities usually increase. As a result, an increase in market rates should reduce the value of the Fund's portfolio and a decrease in rates should have the opposite effect.

o EXTENSION AND PREPAYMENT RISK. Market prices of the mortgage-backed securities and collateralized mortgage obligations that Davis Government Bond Fund owns are affected by how quickly borrowers elect to prepay the mortgages underlying the securities. Changes in market interest rates affect borrowers' decisions about whether to prepay their mortgages. Rising interest rates lead to "extension risk," which occurs when borrowers maintain their existing mortgages until they come due instead of choosing to prepay them. Falling interest rates lead to "prepayment risk," which occurs when borrowers prepay their mortgages more quickly than usual so that they can refinance at a lower rate. A government agency that has the right to "call" (prepay) a fixed-rate security may respond the same way. The pace at which borrowers prepay affects the yield and the cash flow to holders of securities and the market value of those securities.

Because, under normal circumstances, Davis Government Bond Fund invests principally in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities, it incurs a minimum risk of loss due to credit risk. U.S. Government Securities are among the safest investments you can make, and are an excellent means of preserving principal. Some of the agency-issued securities in the Fund's portfolio are not fully guaranteed by the U.S. Government, and in unusual circumstances may present credit risk. There is always some risk, even for U.S. Government Securities, that the issuer of a security held by the Fund will fail to make a payment when it is due.

Shares of Davis Government Bond Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


PAST PERFORMANCE

The bar chart and the table that follow provide an indication of the risks of investing in Davis Government Bond Fund by showing changes in the Fund's performance and by showing how the Fund's average annual returns for one year and since inception compare to those of the Lehman Brothers Intermediate Term U.S. Treasury Securities Index, a widely recognized unmanaged index of Government Bond performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

DAVIS GOVERNMENT BOND FUND

                            TOTAL RETURN SINCE 1999
                       (As of December 31st of Each Year)
                                 CLASS Y SHARES

                         1999     (2.73)%
                         2000     10.08%

During the period shown above, the highest quarterly return was 4.36% for the fourth quarter of 2000, and the worst quarterly return was (1.24)% for the second quarter of 1999.

Year-to-date performance as of the first quarter of 2001 (not annualized) was 2.25%.

                           DAVIS GOVERNMENT BOND FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                   (For the periods ended December 31, 2000)



                                   ONE YEAR                LIFE OF FUND
-------------------------------------------------------------------------------
      Class Y Shares                10.08%                     3.66%
-------------------------------------------------------------------------------
      Lehman Brothers
      Intermediate Term
      U.S. Treasury
      Securities Index              10.18%                     5.62%
-------------------------------------------------------------------------------


                           DAVIS GOVERNMENT BOND FUND
                             YIELD, CLASS Y SHARES
                           (As of December 31, 2000)

30-DAY SEC YIELD           5.51%

You can obtain Davis Government Bond Fund's most recent 30-day SEC Yield by calling us toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Standard Time.

FEES AND EXPENSES OF THE FUND

FEES YOU MAY PAY AS A DAVIS GOVERNMENT BOND FUND SHAREHOLDER
(Paid Directly from Your Investment)

                                                                                             CLASS Y
-------------------------------------------------------------------------------------------- ----------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)         None
-------------------------------------------------------------------------------------------- ----------------
Maximum Deferred Sales Charge (Load)                                                         None
-------------------------------------------------------------------------------------------- ----------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                  None
-------------------------------------------------------------------------------------------- ----------------
Exchange Fee                                                                                 None
-------------------------------------------------------------------------------------------- ----------------


DAVIS GOVERNMENT BOND FUND ANNUAL FUND OPERATING EXPENSES
(For the period ended December 31, 2000)
(Deducted From Davis Government Bond Fund's Assets)

----------------------------------------------------------- -----------------
                                                            CLASS Y
----------------------------------------------------------- -----------------
Management Fees                                             0.50%
----------------------------------------------------------- -----------------
Distribution (12b-1) Fees                                   None
----------------------------------------------------------- -----------------
Other Expenses                                              0.52%
----------------------------------------------------------- -----------------
Total Annual Operating Expenses                             1.02%
----------------------------------------------------------- -----------------


EXAMPLE

This example is intended to help you compare the cost of investing in Davis Government Bond Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Davis Government Bond Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that Davis Government Bond Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs--based on these assumptions--would be:

IF YOU SELL YOUR SHARES IN...        1 YEAR              3 YEARS              5 YEARS            10 YEARS
------------------------------- ------------------ --------------------- ------------------- ------------------
CLASS Y SHARES                        $104                 $325                 $563              $1,248
------------------------------- ------------------ --------------------- ------------------- ------------------


FINANCIAL HIGHLIGHTS

This table is designed to show you the financial performance of Davis Government Bond Fund Class Y shares since inception, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned (or lost) money on an investment in the Fund.

KPMG LLP has audited the information for fiscal years 2000 and 1999 and period ended December 31, 1998. KPMG LLP's report, along with the Fund's financial statements, is included in Davis Series' annual report, which is available upon request.

DAVIS GOVERNMENT BOND FUND
CLASS Y SHARES

                                                                                     SEPTEMBER 1, 1998
                                                                                        (INCEPTION
                                                                                         OF CLASS)
                                                                                          THROUGH
                                                           YEAR ENDED DECEMBER 31,      DECEMBER 31,
                                                            2000           19993            1998
                                                            ----           ---------        ----
Net Asset Value, Beginning of Period.............      $   5.42         $   5.92         $   5.92
                                                       --------         --------         --------

Income (Loss) From Investment Operations
   Net Investment Income.........................          0.31             0.24             0.07
   Net Realized and Unrealized Gains (Losses)....          0.22            (0.40)            0.02
                                                       --------         --------         --------
       Total From Investment Operations..........          0.53            (0.16)            0.09
                                                       --------         --------         --------

Dividends and Distributions
   Net Investment Income.........................         (0.31)           (0.30)           (0.07)
   Return of Capital.............................             -(4)         (0.04)           (0.02)
                                                       --------         --------         --------
       Total Dividend and Distributions..........         (0.31)           (0.34)           (0.09)
                                                       --------         --------         --------


Net Asset Value, End of Period...................      $   5.64         $   5.42         $   5.92
                                                       ========         ========         ========

Total Return(1)....................................       10.08%           (2.73)%           1.59%
                                                       ========         ========         ========

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted).......         $117             $17             $352
   Ratio of Expenses to Average Net Assets.......        1.02%            0.92%           1.05%*
   Ratio of Net Investment Income to
       Average Net Assets........................        5.58%            5.35%           5.25%*
   Portfolio Turnover Rate(2)....................        140.66%        150.54%           18.40%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) Per share calculations other than distributions were based on average shares outstanding for the period.

(4)  Less than $0.005 per share.

*    Annualized

OVERVIEW OF DAVIS GOVERNMENT MONEY MARKET FUND


INVESTMENT OBJECTIVE AND STRATEGY

Davis Government Money Market Fund's investment objective is to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity. Under normal circumstances Davis Government Money Market Fund invests exclusively in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities.

There are two basic types of U.S. Government Securities: direct obligations of the U.S. Treasury, and obligations issued or guaranteed by an agency or instrumentality of the U.S. Government. U.S. Government Securities all represent debt obligations (unlike equity securities, which represent ownership of the issuer). A "repurchase agreement" is a type of short-term investment that uses securities as collateral. Like a short-term loan, the borrower sells securities to the lender. The borrower agrees to buy back the securities at a certain time--at a higher price that incorporates an "interest payment."

The Fund maintains liquidity and preserves capital by carefully monitoring the maturity of our investments. Our portfolio has a dollar-weighted average maturity of 90 days or less.


DETERMINING IF THIS FUND IS RIGHT FOR YOU

YOU SHOULD CONSIDER INVESTING IN THIS FUND IF:

o    You are seeking current income.

o    You are most comfortable investing in high quality U.S. Government
     Securities.

o    You want a safe haven in times of market turmoil.

o    You want easy access to your money.

YOU SHOULD NOT INVEST IN THIS FUND IF:

o    You need a high total return to achieve your investment goals.

o    Your primary investment goal is capital growth.


PRINCIPAL RISKS

VARIABLE INCOME. The primary risk of investing in Davis Government Money Market Fund is that the income that it pays to investors is not stable. When interest rates increase the Fund's income distributions should increase.
When interest rates decrease the Fund's income distributions should decrease.

Because under normal circumstances Davis Government Money Market Fund invests exclusively in U.S. Government Securities and repurchase agreement collateralized by U.S. Government Securities, it incurs a minimum risk of loss due to interest rate or credit risk. U.S. Government Securities are among the safest investments you can make, and are an excellent means of preserving principal. Some of the agency-issued securities in the Fund's portfolio are not fully guaranteed by the U.S. Government, and in unusual circumstances may present credit risk. There is always some risk, even for U.S. Government Securities, that the issuer of a security held by the Fund will fail to make a payment when it is due.

Although Davis Government Money Market Fund seeks to preserve the value of your investment at $1.00 per share, investors can lose money. Shares of Davis Government Money Market Fund are not deposits or obligations of any bank, are not guaranteed by the U.S. Government or any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

PAST PERFORMANCE

The bar chart and the table that follow provide an indication of the risks of investing in Davis Government Money Market Fund by showing changes in the Fund's year-to-year performance for the past 10 years and by presenting the Fund's average annual returns for one year, five years and 10 years of Class A shares (not Class Y shares). How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

Davis Government Money Market Fund has not yet issued Class Y shares to the public. The bar chart and table that follow present the returns for Class A shares (not Class Y shares), which are offered to the public in a separate prospectus. Class Y shares and Class A shares would have had substantially similar annual returns because both Classes of shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.


                       DAVIS GOVERNMENT MONEY MARKET FUND
                   TOTAL RETURN OVER THE LAST 10-YEAR PERIOD
                                 CLASS A SHARES
                       (As of December 31st of Each Year)

         1991                               4.78%
         1992                               2.70%
         1993                               2.01%
         1994                               3.48%
         1995                               5.25%
         1996                               4.80%
         1997                               5.02%
         1998                               4.94%
         1999                               4.51%
         2000                               5.91%

During the period shown above, the highest quarterly return was 1.52% for the third quarter of 2000, and the worst quarterly return was 0.47% for the second quarter of 1993.

Year-to-date performance as of the first quarter of 2001 (not annualized) was 1.30%.

                          DAVIS GOVERNMENT MONEY MARKET FUND AVERAGE ANNUAL TOTAL RETURNS
                                     (For the periods ended December 31, 2000)

                                                     PAST 1 YEAR        PAST 5 YEARS      PAST 10 YEARS
------------------------------------------------ -------------------- ----------------- -------------------
CLASS A SHARES                                          5.91%              5.06%              4.34%
------------------------------------------------ -------------------- ----------------- -------------------


               DAVIS GOVERNMENT MONEY MARKET FUND 7-DAY SEC YIELD
                                 CLASS A SHARES
                           (As of December 31, 2000)

7-DAY SEC YIELD   5.86%

You can obtain Davis Government Money Market Fund's most recent 7-day SEC Yield by calling us toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Standard Time.

FEES AND EXPENSES OF THE FUND

FEES YOU MAY PAY AS A DAVIS GOVERNMENT MONEY MARKET FUND SHAREHOLDER (Paid Directly From Your Investment)

                                                               CLASS Y
-------------------------------------------------------------- ----------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                           None
-------------------------------------------------------------- ----------------
Maximum Deferred Sales Charge (Load)                           None
-------------------------------------------------------------- ----------------
Maximum Sales Charge (Load) Imposed on Reinvested Dividends    None
-------------------------------------------------------------- ----------------
Exchange Fee                                                   None
-------------------------------------------------------------- ----------------


DAVIS GOVERNMENT MONEY MARKET FUND ANNUAL FUND OPERATING EXPENSES* (For the year ended December 31, 2000)
(Deducted From Davis Government Money Market Fund's Assets)

                                                                CLASS Y
--------------------------------------------------------------- ---------------
Management Fees                                                 0.47%
--------------------------------------------------------------- ---------------
Distribution (12b-1) Fees                                       None
--------------------------------------------------------------- ---------------
Other Expenses                                                  0.12%
--------------------------------------------------------------- ---------------
Total Annual Operating Expenses                                 0.59%
--------------------------------------------------------------- ---------------

* As of December 31, 2000, Davis Government Money Market Fund did not have any outstanding Class Y shares. Therefore, annual Fund operating expenses were estimated.

EXAMPLE

This example is intended to help you compare the cost of investing in Davis Government Money Market Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Davis Government Money Market Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that Davis Government Money Market Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs--based on these assumptions--would be:

IF YOU SELL YOUR SHARES IN...        1 YEAR              3 YEARS              5 YEARS            10 YEARS
------------------------------- ------------------ --------------------- ------------------- ------------------
CLASS Y SHARES                         $60                 $189                 $329               $738
------------------------------- ------------------ --------------------- ------------------- ------------------


FINANCIAL HIGHLIGHTS

Because Davis Government Money Market Fund did not have any Class Y shares outstanding as of December 31, 2000, no financial highlights table has been produced.

WHO IS RESPONSIBLE FOR YOUR DAVIS ACCOUNT

A number of entities provide services to Davis Series Funds. This section describes how each Fund is organized, the entities that perform these services, and how these entities are compensated. Additional information on the organization of each Fund is provided in Davis Series Funds' Statement of Additional Information. For information on how to receive the Statement of Additional Information, see the back cover of this prospectus.


INVESTMENT ADVISER

DAVIS SELECTED ADVISERS, L.P.
Referred to throughout this prospectus as "Davis Selected Advisers" 2949 East Elvira Road, Suite 101 Tucson, AZ 85706

o    Serves as investment adviser for all of the Davis Funds.

o    Manages the Davis Funds' business affairs.

o    Has served as investment adviser for various clients since 1969.

o Annual Adviser Fee for the year ended December 31, 2000 (based on average net assets):

                  Davis Growth Opportunity Fund:              0.75%
                  Davis Financial Fund:                       0.63%
                  Davis Real Estate Fund:                     0.73%
                  Davis Convertible Securities Fund:          0.75%
                  Davis Government Bond Fund:                 0.50%
                  Davis Government Money Market Fund:         0.47%

INVESTMENT SUB-ADVISER

DAVIS SELECTED ADVISERS - NY, INC.
609 Fifth Avenue
New York, NY  10017

o    Serves as a sub-adviser for all of the Davis Funds.

o    Has served as investment sub-adviser for various clients since 1996.

o    Wholly owned subsidiary of Davis Selected Advisers.

o Davis Selected Advisers pays for Davis Selected Advisers - NY, Inc.'s sub-advisory services. The Fund does not pay for these services. As a wholly owned subsidiary, sub-advisory fees are based upon expenses and not upon the Fund assets.

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
Referred to throughout this prospectus as "State Street Bank and Trust" P.O. Box 8406
Boston, MA  02266-8406

o    Prices the Davis Funds daily.

o    Holds share certificates and other assets of the Davis Funds.

o    Maintains records of shareholders.

o    Receives and cancels outstanding share certificates.

o    Supervises the payment of dividends.

BOARD OF DIRECTORS

Davis Funds' board of directors has general supervisory responsibilities for Davis Funds. The directors monitor and supervise the performance of the investment adviser, sub-advisers and other service providers, monitors Davis Funds' business and investment activities, and determines whether to renew agreements with the adviser, sub-adviser, and distributor.

DISTRIBUTOR

DAVIS DISTRIBUTORS, LLC
Referred to throughout this prospectus as "Davis Distributors" 2949 East Elvira Road, Suite 101 Tucson, AZ 85706

o Oversees purchases of shares and promotional activities for Davis Funds and other mutual funds managed by Davis Selected Advisers.

o    Wholly owned subsidiary of Davis Selected Advisers.

SENIOR RESEARCH ADVISER AND FOUNDER OF THE ADVISER

SHELBY M.C. DAVIS
Responsibilities:

o    Senior Research Adviser of Davis Selected Advisers.

o    Founder of Davis Selected Advisers.

Other Experience:

o Served as a Portfolio Manager of Davis New York Venture Fund from its inception in February 1969 until February 1997.

o Served as a Portfolio Manager of a growth and income fund managed by Davis Selected Advisers from May 1993 until February 1997.


PORTFOLIO MANAGERS

FOR DAVIS GROWTH OPPORTUNITY FUND
INVESTMENT TEAM

o The Fund is managed by a team of senior portfolio managers and research analysts from the research department of Davis Selected Advisers who share ideas and responsibility for managing the Fund's investments.

FOR DAVIS FINANCIAL FUND
CHRISTOPHER C. DAVIS
Responsibilities:

o    A Portfolio Manager of Davis Financial Fund since inception in May 1991.

o    Also manages other equity funds advised by Davis Selected Advisers.

Other Experience:

o Assistant portfolio manager and research analyst working with Shelby M.C. Davis from September 1989 to September 1995.

KENNETH CHARLES FEINBERG
Responsibilities:

o    A Portfolio Manager of Davis Financial Fund since May 1997.

o    Also manages other equity funds advised by Davis Selected Advisers.

Other Experience:

o    Research analyst at Davis Selected Advisers since December 1994.

FOR DAVIS REAL ESTATE FUND
ANDREW A. DAVIS
Responsibilities:

o    Portfolio Manager of Davis Real Estate Fund from its inception in January
     1994.

o    Also manages other Davis equity funds.

Other Experience:
  Vice President of convertible securities research at PaineWebber, Incorporated from May 1986 through February 1993.

FOR DAVIS CONVERTIBLE SECURITIES FUND
ANDREW A. DAVIS
Responsibilities:

o    A Portfolio Manager of Davis Convertible Securities Fund since February
     1993.

o    Also manages other Davis equity funds.

Other Experience:
Vice President of convertible securities research at PaineWebber, Incorporated from May 1986 through February 1993.

JASON VOSS
Responsibilities:

o A Portfolio Manager of Davis Convertible Securities Fund since September 20, 2000.

Other Experience:

o    Research analyst at Davis Selected Advisers since May 1998.

o From May 1997 to May 1998 worked as a research analyst for Portfolio Management Consultants and earned a Master's Degree in Business Administration at the University of Colorado.

o From February 1995 to August 1996 worked as a customer services representative at Resources Trust Company.

FOR DAVIS GOVERNMENT BOND FUND AND DAVIS GOVERNMENT MONEY MARKET FUND CRESTON KING, CFA
Responsibilities:

o Portfolio Manager of Davis Government Bond Fund and Davis Government Money Market Fund since August 1999.

o Also manages other bond funds and money market funds advised by Davis Selected Advisers.

Other Experience:

o From August 1993 until he joined Davis Selected Advisers in June 1999, Mr. King was a trader, analyst and portfolio manager for U.S. Global Investors, Inc., where he managed various money market funds and bond funds.


OUR CODE OF ETHICS

We allow the officers and employees of Davis Funds and their affiliates to buy and sell securities for their own personal accounts. However, in order to do so, they must agree to a number of restrictions listed in our Code of Ethics.


HOW WE MANAGE DAVIS SERIES FUNDS

EQUITY FUNDS: DAVIS INVESTMENT PHILOSOPHY

Each of the Davis Series Funds that invest principally in equity securities (Davis Growth Opportunity Fund, Davis Financial Fund, Davis Real Estate Fund and Davis Convertible Securities Fund) is managed using the Davis investment philosophy. The Davis investment philosophy stresses a back-to-basics approach:
We use extensive research to buy growing companies at value prices and hold on to them for the long term. Over the years, Davis Selected Advisers has developed a list of 10 characteristics that we believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. While very few companies have all 10, we search for those possessing several of the characteristics that are listed in the following chart.

The Davis Funds that invest principally in equity securities typically invest most of their assets in U.S. companies, but they also may invest in foreign companies. Investments in foreign companies are used principally as a way of providing additional opportunities to invest in quality, overlooked growth companies. Investment in foreign companies also can offer the Fund the potential for geographic diversification.

GOVERNMENT FUNDS: CONSERVATIVE INVESTING

Davis Government Bond Fund and Davis Government Money Market Fund invest exclusively in U.S. Government Securities. The Funds will also own other assets (such as cash and receivables) that are not investments. The Funds do not attempt to deliver the highest possible current yield to their investors. Instead, the portfolio manager tries to deliver competitive results with less risk or volatility than our competitors.

U.S. Government Securities may include bonds and notes issued by the U.S. Treasury and also government agencies such as the Federal Home Loan Bank, Government National Mortgage Association (GNMA or "Ginnie Mae"), Federal National Mortgage Association (FNMA or "Fannie Mae") and Student Loan Marketing Association (SLMA or "Sallie Mae"). Treasury issues and Ginnie Maes are backed by the full faith and credit of the U.S. Government while securities issued by the other government agencies are not fully guaranteed by the U.S. Government, and in unusual circumstances may present credit risk.

                         WHAT WE LOOK FOR IN A COMPANY

1. FIRST-CLASS MANAGEMENT. We believe that great companies are created by great managers. In visiting companies, we look for managers with a record of doing what they say they are going to do.

2. MANAGEMENT OWNERSHIP. Just as we invest heavily in our own funds, we look for companies where individual managers own a significant stake.

3. STRONG RETURNS ON CAPITAL. We want companies that invest their capital wisely and reap superior returns on those investments.

4. LEAN EXPENSE STRUCTURE. Companies that can keep costs low are able to compete better, especially in difficult times. A low cost structure sharply reduces the risk of owning a company's shares.

5. DOMINANT OR GROWING MARKET SHARE IN A GROWING MARKET. A company that is increasing its share of a growing market has the best of both worlds.

6. PROVEN RECORD AS AN ACQUIRER. When an industry or market downturn occurs, it is a good idea to own companies that can take advantage of attractive prices to expand operations through inexpensive acquisitions.

7. STRONG BALANCE SHEET. Strong finances give a company staying power to weather difficult economic cycles.

8. COMPETITIVE PRODUCTS OR SERVICES. We invest in companies with products that are not vulnerable to obsolescence.

9. SUCCESSFUL INTERNATIONAL OPERATIONS. A proven ability to expand internationally reduces the risk of being tied too closely to the U.S. economic cycle.

10. INNOVATION. The savvy use of technology in any business, from a food company to an investment bank, can help reduce costs and increase sales.


OTHER SECURITIES AND INVESTMENT STRATEGIES

There are other securities in which Davis Series Funds may invest, and investment strategies that the Funds may employ, but they are not principal investment strategies. These securities and investment strategies, and others, are discussed in the Statement of Additional Information.

Each of the Funds uses short-term investments to earn interest and maintain flexibility while we evaluate long-term opportunities. We also may use short-term investments for temporary defensive purposes. In the event our portfolio managers anticipate a market decline, we may reduce our risk by investing in short-term securities until market conditions improve. Unlike common stocks or longer-term U.S. Government Securities, these investments will not appreciate in value when the market advances. In such a circumstance, the short-term investments will not contribute to the capital growth component of a Fund's investment objective.


RISK SPECTRUM

Davis Selected Advisers manages nine retail mutual funds in the Davis family. Each Fund has a distinct investment objective and strategy. The following graph shows how these Funds compare to each other in terms of risk.

-------------------------------------------- ---------- -------- ---------
DAVIS FUNDS
                                               LOW        MED      HIGH
-------------------------------------------- ---------- -------- ---------
   DAVIS GROWTH OPPORTUNITY FUND                                  o
-------------------------------------------- ---------- -------- ---------
   DAVIS INTERNATIONAL TOTAL RETURN FUND                          o
-------------------------------------------- ---------- -------- ---------
   DAVIS FINANCIAL FUND                                           o
-------------------------------------------- ---------- -------- ---------
   DAVIS REAL ESTATE FUND                               o
-------------------------------------------- ---------- -------- ---------
   DAVIS NEW YORK VENTURE FUND                          o
-------------------------------------------- ---------- -------- ---------
   DAVIS GROWTH & INCOME FUND                           o
-------------------------------------------- ---------- -------- ---------
   DAVIS CONVERTIBLE SECURITIES FUND                    o
-------------------------------------------- ---------- -------- ---------
   DAVIS GOVERNMENT BOND FUND                 o
-------------------------------------------- ---------- -------- ---------
   DAVIS GOVERNMENT MONEY MARKET FUND         o
-------------------------------------------- ---------- -------- ---------


For more information about any of the other Davis Funds, including risks, charges and expenses, ask for a prospectus. Read it carefully before investing or sending money.


ONCE YOU INVEST IN DAVIS FUNDS

This section describes how your investment is valued, how you earn money on your investment, and how the government may tax these earnings.

HOW YOUR SHARES ARE VALUED

Once you open an account in any Davis Fund, you are entitled to buy and sell shares on any business day. The share price of your investment changes depending on the total value of the Fund's investments.

Each business day, we determine the value of fund shares by adding up the total value of investments plus other assets (such as cash), subtracting liabilities, and dividing the result by the total number of shares outstanding. This share figure is known as the net asset value.

Net asset values for all Davis Funds are determined each business day. A business day is any day the New York Stock Exchange is open for trading. We calculate net asset value either at the close of the Exchange or at 4 p.m. Eastern Standard Time, whichever comes first.

The net asset values of all Davis Funds shares are published daily in the business section of most major newspapers. If you have access to the Internet, you can also check net asset value on our Web site (WWW.DAVISFUNDS.COM).


HOW SECURITIES IN THE PORTFOLIO ARE VALUED

We use current market valuations to price the securities in each Davis Fund:

o Securities that trade on an organized exchange are valued at the last published sales price on the exchange. If no sales are recorded, the securities are valued at the average of the closing bid and asked prices on the exchange.

o Over-the-counter securities are valued at the average of closing bid and asked prices.

o Debt securities may be valued by an independent pricing service. In particular, the Fund relies on a professional pricing service that has experience in valuing securities with limited resale markets so as to obtain prices that reflect the market as accurately as possible.

o Discount securities purchased with a maturity of 60 days or less usually are valued at amortized cost. Davis Government Money Market Fund typically values all of its investments at amortized cost.

o Securities with unavailable market quotations and other assets are valued at "fair value," which is determined by the Board of Directors.

If any of the Funds' securities are traded in markets that close at different times, events affecting portfolio values that occur after the time that their prices are determined and the time the Fund's shares are priced will generally not be reflected in the Funds' share price. The net asset value of the Funds' shares may change on days when shareholders will not be able to purchase or redeem the Funds' shares.

The value of securities denominated in foreign currencies and traded in foreign markets will have their value converted into the U.S. dollar equivalents at the prevailing market rate as computed by State Street Bank and Trust. Fluctuation in the value of foreign currencies in relation to the U.S. dollar may affect the net asset value of the Funds' shares even if there has not been any change in the foreign currency price of the Funds' investments.

Normally, the share price of Davis Government Money Market Fund does not fluctuate. However, if there are unusually rapid changes in interest rates that the Fund's Board of Directors believes will cause a material deviation between the amortized cost of the Fund's debt securities and the market value of those securities, the Board will consider taking temporary action to maintain a fixed price or to prevent material dilution or other unfavorable consequences to Fund shareholders. This temporary action could include withholding dividends, paying dividends out of surplus, realizing gains or losses, or using market valuation to calculate net asset value rather than amortized cost.


HOW WE PAY EARNINGS

There are two ways you can receive payments from a Davis Fund:

o DIVIDENDS. Dividends are distributions to shareholders of net investment income and short-term capital gains on investments.

o CAPITAL GAINS. Capital gains are profits received by a Fund from the sale of securities held for the long term, which are then distributed to shareholders.

If you would like information about when a particular Davis Fund pays dividends and distributes capital gains, if any, please call 1-800-279-0279.

Unless you choose otherwise, each Davis Fund automatically reinvests your dividends and capital gains in additional Fund shares. You can request to have your dividends and capital gains paid to you by check, deposited directly into your bank account, paid to a third party or sent to an address other than your address of record.

We also offer a DIVIDEND DIVERSIFICATION PROGRAM, which allows you to have your dividends and capital gains reinvested in shares of another Davis Fund.

You will receive a statement each year detailing the amount of all dividends and capital gains paid to you during the previous year. To ensure that these distributions are reported properly to the U.S. Treasury, you must certify on your Davis Funds Application Form or on the IRS Form W-9 that your Tax Identification Number is correct and you are not subject to backup withholding. Backup withholding is required for taxpayers who are subject to back taxes for failure to report all interest and dividends.

If you fail to report a correct Taxpayer Identification Number, under-report dividend or interest income, or already are subject to backup withholding, Davis Funds are required by law to withhold a portion of any distributions you may receive and send it to the U.S. Treasury.

HOW TO PUT YOUR DIVIDENDS AND CAPITAL GAINS TO WORK

You can have all dividends and capital gains automatically invested in the same share class of this or other Davis Funds. To be eligible for this DIVIDEND DIVERSIFICATION PROGRAM, all accounts involved must be registered under the same name and the same class of shares. Shares are purchased at the chosen Fund's net asset value on the dividend payment date. You can make changes to your selection or withdraw from the program with 10 days' notice. To participate in this program, fill out the cross-reinvest information in the appropriate section of the Application Form. Once your account has been opened and you wish to establish this program, call for more information.


HOW YOUR DIVIDENDS AND CAPITAL GAINS ARE TAXED

o If you invest in a fund that pays dividends, the dividends are taxable to shareholders as ordinary income. Dividends include both net investment income and short-term capital gains.

o If you invest in a fund that pays net capital gains, they generally will be taxed as a long-term capital gain distribution.

o Davis Government Money Market Fund, as a money market fund, intends to pay only ordinary income dividends and no capital gain distributions.

These payments may be taxed at different rates, depending on the length of time the Fund holds its assets. More information is provided in the instructions that come with your tax return.

Investment earnings (dividends and capital gains), whether received in cash or reinvested in shares, are taxable in the year in which they are declared, not the year they are paid.

Also, keep in mind that when you sell or exchange shares of any mutual fund, it may result in a taxable gain or loss.

We recommend that you consult with a tax adviser about dividends and capital gains you receive from any Davis Fund.


PRIVACY NOTICE

We collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our funds, to open an account for you or to process a transaction. In order to service your account and effect your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We also may provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations or individuals except in furtherance of our business relationship with you, or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

HOW TO OPEN AN ACCOUNT

You can open an account if you invest:

o At least $5 million for an institution (trust company, bank trust, endowment, pension plan, foundation) acting on behalf of its own account or one or more clients.

o At least $5 million for a government entity (a state, county, city, department, authority or similar government agency).

o With an account established under a "wrap account" or other fee-based program that is sponsored and maintained by a registered broker-dealer approved by our distributor, Davis Distributors.

Generally, the Fund does not issue share certificates for purchases. Each time you add to or withdraw from your account, you will receive a statement showing the details of the transaction--along with any other transactions you made during the current year.


THREE WAYS YOU CAN OPEN AN ACCOUNT

1. BY MAIL. Fill out the Application Form and mail it to our service provider, State Street Bank and Trust. You must sign the Application Form. Include a check made payable to DAVIS FUNDS or, in the case of a retirement account, the custodian or trustee. All purchases by check should be in U.S. dollars. DAVIS FUNDS WILL NOT ACCEPT THIRD-PARTY CHECKS.

2. BY DEALER. You may have your dealer order and pay for the shares. In this case, you must pay your dealer directly. Your dealer will then order the shares from our distributor, Davis Distributors. Please note that your dealer may charge a service fee or commission for buying these shares.

3. BY WIRE. You may wire federal funds directly to our service provider, State Street Bank and Trust. Before you wire an initial investment, you must call Davis Distributors and obtain an account number and Application Form. A customer service representative will assist you with your initial investment by wire. After the initial wire purchase is made, you will need to return the Application Form to State Street Bank and Trust. To ensure that the purchase is credited properly, follow these wire instructions:

     State Street Bank and Trust Company
     Boston, MA  02210
     Attn: Mutual Fund Services
     [NAME OF DAVIS FUND THAT YOU ARE BUYING]
     Shareholder Name
     Shareholder Account Number
     Federal Routing Number 011000028
     DDA Number 9904-606-2


HOW TO BUY, SELL AND EXCHANGE SHARES

Once you have established an account with Davis Funds, you can add to--or withdraw from--your investment. This section provides an overview of the types of transactions you can perform as a Davis Funds shareholder. This includes how to initiate these transactions, and the charges that you may incur (if any) when buying, selling and exchanging shares.

An exchange occurs when you sell shares in one Davis Fund to buy shares in another Davis Fund in the same class of shares in response to changes in your goals or in market conditions.


THREE WAYS TO BUY, SELL AND EXCHANGE SHARES

1. BY TELEPHONE. Call 1-800-279-0279. You can speak directly with a Davis Funds representative during our business hours (9 a.m. to 6 p.m. Eastern Standard
Time) or use our automated telephone system anytime, day or night.

2. BY MAIL. Send the request to our service provider, State Street Bank and Trust.

         Regular Mail
         State Street Bank and Trust Company
         c/o Davis Funds
         P.O. Box 8406
         Boston, MA  02266-8406

         Overnight Mail
         State Street Bank and Trust Company
         c/o Davis Funds
         66 Brooks Drive
         Braintree, MA  02184

3. BY DEALER. Contact a dealer, who will then make the transaction through our distributor, Davis Distributors. Please note that your dealer may charge a service fee or commission for each transaction.

The Davis Funds do not issue certificates for any Class of shares. Instead, shares purchased are automatically credited to an account maintained for you on the books of the Davis Funds by State Street Bank and Trust. You will receive a statement showing the details of the transaction and any other transactions you had during the current year each time you add to or withdraw from your account.


WHEN YOUR TRANSACTIONS ARE PROCESSED

The per-share price for purchases or sales made through our distributor, Davis Distributors, will be processed on the same day if the order is received before 4 p.m. Eastern Standard Time. If State Street Bank and Trust requires additional documents to complete the purchase or sale, the transaction price will be determined at the close of business after all required documents are received.

For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must:

o        Receive your order before 4 p.m. Eastern Standard Time.
o        Promptly transmit the order to State Street Bank and Trust.


BUYING MORE SHARES

When you purchase shares by mail, send a check made payable to DAVIS FUNDS for the amount of purchase to our service provider, State Street Bank and Trust. If you have the purchase form from your most recent statement, include it with the check. If you do not have a purchase form, include a letter with your check stating the name of the Fund, your account number and that the investment should be made in Class Y shares.

When you buy shares through a dealer, you may be charged a service fee or commission for performing the transaction.


SELLING SHARES

You may sell back all or part of your shares in any Davis Fund in which you invest (known as a redemption) at any time, at net asset value. You can sell the shares by telephone, by mail or through a dealer.

When you sell shares by mail, indicate the number of shares or dollar amount you wish to redeem and send the request to our service provider, State Street Bank and Trust. If more than one person owns the shares you wish to sell, all owners must sign the redemption request. You may be required to have the owners' signatures medallion-guaranteed (see "Medallion Signature Guarantee" following).

When you sell shares through a dealer, you may be charged a service fee or commission for performing the transaction.

Redemption proceeds are usually paid to you in cash within seven days after State Street Bank and Trust receives your proper sale request. If any of the shares redeemed were recently purchased, payment to you will be delayed until your purchase check has cleared, up to a maximum of 15 days from the date of purchase.


WHAT YOU NEED TO KNOW BEFORE YOU SELL YOUR SHARES

o You always will receive cash for sales that total less than $250,000 or 1% of the Fund's net asset value during any 90-day period. Any sales above the cash limit may be paid in securities and would mean you would have to pay brokerage fees if you sold the securities.

o You will need a medallion signature guarantee on a stock power or redemption request for sales paid by check totaling more than $100,000. However, if your address of record has changed in the last 30 days, or if you wish to send redemption proceeds to a third party, you will need a medallion signature guarantee for all sales.

o    A sale may produce a gain or loss. Gains may be subject to tax.

o The Securities and Exchange Commission can suspend payment of sales under certain emergency circumstances if the New York Stock Exchange is closed for reasons other than customary closings and holidays.

MEDALLION SIGNATURE GUARANTEE. A written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Eligible guarantors include federally insured financial institutions, registered broker-dealers or participants in a recognized medallion signature guarantee program. Davis Funds cannot accept guarantees from institutions that do not provide reimbursement in cases of fraud. No other form of signature verification can be accepted.

STOCK POWER. A letter of instruction signed by the owner of the shares that gives State Street Bank and Trust permission to transfer ownership of the shares to another person or group. Any transfer of ownership requires that all shareholders have their signatures medallion-guaranteed.

WIRING SALE PROCEEDS TO YOUR BANK ACCOUNT

You may be eligible to have your redemption proceeds electronically transferred to a commercial bank account by federal funds wire. There is a $5 charge by State Street Bank and Trust for wire service, and receiving banks also may charge for this service. Redemption by federal funds wire is usually credited to your bank account on the next business day after the sale. Alternatively, redemption through Automated Clearing House will usually arrive at your bank two banking days after the sale. To have redemption proceeds sent by federal funds wire to your bank, you must first fill out the "Banking Instruction" section on the account application form and attach a voided check or deposit slip. If the account has already been established, an Account Service Form or letter of instruction must be submitted with a medallion signature guarantee and a copy of a voided check or deposit slip.


EXCHANGING SHARES

You can sell Class Y shares of any Davis Fund to buy Class Y shares in any other Davis Fund. This is known as an exchange. You can exchange shares by telephone, by mail or through a dealer. The initial exchange must be for at least $5 million for institutions or government entities or minimums set by wrap program sponsors. Class A shareholders who are eligible to buy Class Y shares also may exchange their shares for Class Y shares of the Fund. Exchanges are normally performed on the same day of the request if received in proper form (all necessary documents, signatures, etc.) by 4 p.m. Eastern Standard Time.

When you exchange shares by mail, you must send our service provider, State Street Bank and Trust, a written request for the exchange. No medallion signature guarantee is required unless shares also are being sold for cash, which is known as a redemption. Please see the section WHAT YOU NEED TO KNOW BEFORE YOU SELL YOUR SHARES for restrictions that might apply to this type of transaction.

When you exchange shares through a dealer, you may be charged a service fee or commission for performing the transaction.

Before you decide to make an exchange, you must obtain the current prospectus of the desired Fund. For federal income tax purposes, exchanges between Funds are treated as a sale and a purchase. Therefore, there usually will be a recognizable capital gain or loss due to an exchange.

There are limits as to the number of exchanges you can make each year. Currently, four exchanges are allowed during a 12-month period. Davis Distributors must approve any exchanges above the limit in writing.


YOU CAN MAKE EXCHANGES AMONG ANY OF THE DAVIS FUNDS WITHOUT HAVING TO PAY ANY SALES CHARGE:

EQUITY FUNDS
Davis New York Venture Fund
Davis Growth Opportunity Fund
Davis Financial Fund
Davis International Total Return Fund

GROWTH & INCOME FUNDS
Davis Growth & Income Fund
Davis Real Estate Fund
Davis Convertible Securities Fund

GOVERNMENT BOND FUND
Davis Government Bond Fund

GOVERNMENT MONEY MARKET FUND
Davis Government Money Market Fund

For more information about any of the other Davis Funds, including risks, fees and expenses, ask for a prospectus. Read it carefully before investing or sending money.


TELEPHONE TRANSACTIONS

A benefit of investing through Davis Funds is that you can use our telephone system to buy, sell or exchange shares. If you do not wish to have this option activated for your account, complete the appropriate section of the Application Form.

When you call Davis Distributors, you can perform a transaction with Davis Funds in two ways:

o Speak directly with a representative during business hours (9 a.m. to 6 p.m. Eastern Standard Time).

o If you have a TouchTone(TM) telephone, you can use the automated telephone system, known AS DAVIS DIRect ACCESS, 24 hours a day, seven days a week.

When you buy, sell or exchange shares over the telephone, you agree that Davis Funds are not liable for following telephone instructions believed to be genuine (that is, directed by the account holder or registered representative on file). We use certain procedures to confirm that your instructions are genuine, including a request for personal identification and a tape recording of the conversation. If these procedures are not used, the Fund may be liable for any loss from unauthorized instructions.

Be aware that during unusual market conditions, Davis Funds may not be able to accept all requests by telephone.


INTERNET TRANSACTIONS

You can use our Web site--www.davisfunds.com--to review your account balance and recent transactions. Your account may qualify for the privilege to purchase, sell or exchange shares online through the Internet. You also may request confirmation statements and tax summary information be mailed to the address on file. Please review our Website for more complete information. If you do not wish to have this option activated for your account, please contact our customer service department.

To access your accounts, you will need the name of the fund in which you are invested, an account number and your Social Security Number. Davis Funds provides written confirmation of your initial access and any time you buy, sell or exchange shares. You also must establish a unique and confidential Personal Identification Number (PIN).
This PIN is required each time you access your Davis account online.

When you buy, sell or exchange shares over the Internet, you agree that Davis Funds are not liable for following telephone instructions believed to be genuine (that is, directed by the account holder or registered representative on file). We use certain procedures to confirm that your instructions are genuine. If these procedures are not used, the Fund may be liable for any loss from unauthorized instructions.

YOU CAN USE DAVIS DIRECT ACCESS TO:

o    GET THE PRICE, TOTAL RETURN AND FUND DESCRIPTION FOR ANY DAVIS FUND.

o    CHECK YOUR ACCOUNT BALANCE AND OTHER ACCOUNT INFORMATION.

o    BUY, SELL AND EXCHANGE SHARES*.

o    GET THE MAILING ADDRESS AND WIRE INSTRUCTIONS FOR ANY DAVIS FUND.

*    RETIREMENT ACCOUNTS MAY BE SUBJECT TO RESTRICTIONS.

DAVIS FUNDS:
OVER 25 YEARS OF RELIABLE INVESTING(R)

Davis Selected Advisers, investment adviser of Davis Funds, has a history of investing for the long term. Since our founding in 1969, we have been dedicated to delivering superior investment performance and service to our clients.

WE ARE LONG-TERM INVESTORS. We analyze high-quality growth companies that have been overlooked, buy their stock at value prices, and hold the shares for the long term. This strategy was first developed by legendary Wall Street investor Shelby Cullom Davis, a leading financial adviser to governors and presidents.

Our investment approach has been refined for more than 25 years by his son, Shelby M.C. Davis, Senior Research Adviser and Founder of Davis Selected Advisers. The Davis strategy still is followed today by the third generation of family members: Christopher C. Davis and Andrew A. Davis serve as Portfolio Managers for many funds and institutional accounts managed by Davis Selected Advisers.

WE ARE FELLOW SHAREHOLDERS. The Davis family, directors and employees not only manage the company's mutual funds but also invest in them. Together, we have invested more than $2 billion of our own money side by side with our shareholders.

Please take the time to read this prospectus carefully and, if you decide to invest with us, keep it as a reference guide. If you need more information about Davis Funds, please call us or visit our Web site.

                          ADDRESS AND TELEPHONE GUIDE

OUR TELEPHONE NUMBER:          OUR SERVICE PROVIDER'S REGULAR MAILING ADDRESS:
1-800-279-0279                 State Street Bank and Trust Company
                               c/o Davis Funds
                               P.O. Box 8406
                               Boston, MA 02266-8406

OUR MAILING ADDRESS:
Davis Funds
2949 East Elvira Road
Suite 101
Tucson, AZ  85706

OUR INTERNET ADDRESS:          OUR SERVICE PROVIDER'S OVERNIGHT MAILING ADDRESS:
http://www.davisfunds.com      State Street Bank and Trust Company
                               c/o Davis Funds
                               66 Brooks Drive
                               Braintree, MA 02184

OTHER FUND DOCUMENTS

For more information about any Davis Fund, request a free copy of the Statement of Additional Information or the Annual and Semi-Annual Reports. The STATEMENT OF ADDITIONAL INFORMATION provides more detailed information about Davis Series Funds and their management and operations. An ANNUAL REPORT discusses the market conditions and investment strategies that significantly affected Fund performance during the last year. A SEMI-ANNUAL REPORT updates information provided in the Annual Report for the succeeding six months.

Davis Series Funds' Statement of Additional Information and Annual Report have been filed with the Securities and Exchange Commission, are incorporated by reference, and are legally a part of this prospectus.

WHERE YOU CAN GET THESE DOCUMENTS:

o BY TELEPHONE. Call Davis Funds toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Standard Time. You also may call this number for account inquiries.

o    VIA THE INTERNET. Visit the SEC Web site (WWW.SEC.GOV).

o FROM THE SEC. The SEC's Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-942-8090. Additional copies of this information can be obtained, for a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.

o    BY MAIL. Specify the document you are requesting when writing to us.

DAVIS FUNDS
2949 EAST ELVIRA ROAD
SUITE 101
TUCSON, AZ  85706
1-800-279-0279



The Funds' Investment Company Act File Number is  811-2679

                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 1, 2001

                         DAVIS GROWTH OPPORTUNITY FUND
                              DAVIS FINANCIAL FUND
                             DAVIS REAL ESTATE FUND
                       DAVIS CONVERTIBLE SECURITIES FUND
                           DAVIS GOVERNMENT BOND FUND
                       DAVIS GOVERNMENT MONEY MARKET FUND


                                    PART OF
                               DAVIS SERIES, INC.
                        2949 EAST ELVIRA ROAD, SUITE 101
                             TUCSON, ARIZONA 85706
                                 1-800-279-0279

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE CLASS A, CLASS B AND CLASS C PROSPECTUS DATED MAY 1, 2001, AND THE CLASS Y PROSPECTUS DATED MAY 1, 2001. THE PROSPECTUSES MAY BE OBTAINED FROM THE FUND.

EACH FUND'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS ARE SEPARATE DOCUMENTS SUPPLIED WITH THIS STATEMENT OF ADDITIONAL INFORMATION. THE ANNUAL REPORT, ACCOMPANYING NOTES AND REPORT OF INDEPENDENT AUDITORS APPEARING IN THE ANNUAL REPORT ARE INCORPORATED BY REFERENCE IN THIS STATEMENT OF ADDITIONAL INFORMATION.

                               TABLE OF CONTENTS


                                                                       PAGE

SECTION I: INVESTMENT STRATEGIES AND RESTRICTIONS.........................3

     Investment Objectives and Policies...................................3
     Portfolio Securities.................................................4
     Other Investment Policies...........................................11
     Portfolio Transactions..............................................16
     Investment Restrictions.............................................19


SECTION II: KEY PERSONS..................................................24

     Organization of the Funds...........................................24
     Directors and Officers..............................................25
     Directors...........................................................25
     Directors' Compensation Schedule....................................26
     Officers............................................................26
     Certain Shareholders of the Funds...................................27
     Investment Advisory Services........................................32
     Distribution of Fund Shares.........................................34
     Other Important Service Providers...................................37


SECTION III: CLASSES OF SHARES, PURCHASES, EXCHANGES AND REDEMPTIONS.....39

     Selecting the Appropriate Class of Shares...........................39
     How to Purchase Shares..............................................44
     Special Services....................................................45
     Exchange of Shares..................................................46
     Redemption of Shares................................................47


SECTION IV: GENERAL INFORMATION..........................................51

     Determining the Price of Shares.....................................51
     Dividends and Distributions.........................................52
     Federal Income Taxes................................................53
     Performance Data....................................................53


APPENDIX A: QUALITY RATINGS OF DEBT SECURITIES...........................59

APPENDIX B: TERM AND CONDITIONS FOR A STATEMENT OF INTENTION.............62

SECTION I: INVESTMENT STRATEGIES AND RESTRICTIONS

                       INVESTMENT OBJECTIVES AND POLICIES

Each of the Davis Funds is managed by Davis Selected Advisers, L.P. ("Adviser") and sub-advised by Davis Selected Advisers - NY, Inc. ("Sub-Adviser"). The Adviser pays all of the Sub-Advisor's fees.

DAVIS GROWTH OPPORTUNITY FUND. The investment objective of Davis Growth Opportunity Fund is growth of capital. Under normal circumstances, Davis Growth Opportunity Fund invests principally in common stock and other equity securities of companies with small and medium market capitalizations. The Fund's principal risks are the risk of price fluctuations reflecting both market evaluations of the businesses involved and general changes in the equity markets. While not a principal investment strategy, the Fund may engage in active and frequent trading to achieve its investment objective, including participation in initial public offerings. The Fund invests principally in U.S. companies but may also invest in foreign securities and may attempt to reduce currency fluctuation risks by engaging in related hedging transactions.

DAVIS FINANCIAL FUND. The investment objective of Davis Financial Fund is growth of capital. Under normal circumstances, Davis Financial Fund will invest at least 65% of its total assets in securities issued by companies in the financial services sector. Beginning July 31, 2002, this percentage will change to 80% of its net assets plus any borrowing for investment purposes. The Fund's principal risks are market risk, company risk and concentration risk. While not a principal investment strategy, the Fund may invest in small capitalization companies and in foreign securities and may attempt to reduce currency fluctuation risks by engaging in related hedging transactions.

DAVIS REAL ESTATE FUND. The investment objective of Davis Real Estate Fund is total return through a combination of growth and income. Under normal circumstances, Davis Real Estate Fund will invest at least 65% of its total assets in securities issued by companies in the real estate industry. Beginning July 31, 2002, this percentage will change to 80% of its net assets plus any borrowing for investment purposes. The Fund's principal risks are market risk, company risk, focused (undiversified portfolio) risk and concentration risk. The Fund may invest in small capitalization companies and in foreign securities, and may attempt to reduce currency fluctuation risk by engaging in related hedging transactions and high-yield, high-risk debt securities.

DAVIS CONVERTIBLE SECURITIES FUND. The investment objective of Davis Convertible Securities Fund is total return through a combination of growth and income. Under normal circumstances, Davis Convertible Securities Fund will invest at least 65% of its total assets in convertible securities. Beginning July 31, 2002, this percentage will change to 80% of its net assets plus any borrowing for investment purposes. The Fund's principal risks are those of equity securities (market and company risk) and fixed income risk (credit risk and interest rate risk). Convertible securities have characteristics of both equity and debt, so they present the risks of common stock ownership as well as the risks that traditional lenders face. The Fund may invest in small capitalization companies, high-yield, high-risk debt securities and foreign securities, and may attempt to reduce currency fluctuation risk by engaging in related hedging transactions.

DAVIS GOVERNMENT BOND FUND. The investment objective of Davis Government Bond Fund is current income. Under normal circumstances, Davis Government Bond Fund invests exclusively in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities. The Fund's principal risk is changes in interest rates. Investments held by Davis Government Bond Fund generally reflect market fluctuations. In particular, the value of the Fund's investments usually changes inversely to interest rate changes. Mortgage-related securities (including collateralized mortgage obligations) may constitute a large or the largest portion of the Fund's investments. Changes in the level of interest rates may affect extension risk and prepayment risk of mortgage-related securities.

DAVIS GOVERNMENT MONEY MARKET FUND. The investment objective of Davis Government Money Market Fund is to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity. Under normal circumstances, Davis Government Money Market Fund invests exclusively in U.S. Government Securities and repurchase agreements involving such securities.

Davis Government Money Market Fund's principal risk is variable income. Davis Government Money Market Fund normally has a stable net asset value with yield fluctuating with short-term interest rates. There is no assurance that the Fund will be able to maintain a stable net asset value of $1 per share.

An investment in the Funds may not be appropriate for all investors, and short-term investing is discouraged.

                              PORTFOLIO SECURITIES

The principal securities in which the Funds invest are described below.

EQUITY SECURITIES. Davis Growth Opportunity Fund, Davis Financial Fund, Davis Real Estate Fund and Davis Convertible Securities Fund ("Davis Equity Funds") invest principally in equity securities. Equity securities represent an ownership position in a company. These securities may include, without limitation, common stocks, preferred stocks, and securities with equity conversion or purchase rights. Davis Equity Funds (other than Davis Convertible Securities Fund) usually purchase common stock. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The Funds' results will be related to the overall market for these securities. There is no limit on the percentage of its assets that the Funds may invest in equity securities.

Davis Growth Opportunity Fund and Davis Real Estate Fund invest principally in mid-cap and small-cap companies. The equity of mid-cap and small-cap companies is subject to additional risks. Smaller companies are usually less established and less diversified than larger companies, and have fewer resources available to take advantage of opportunities or overcome challenges.

Primary Risks. Events that have a negative impact on a business will probably be reflected in a decline in their equity securities. Furthermore, when the stock market declines, most equity securities, even those issued by strong companies, are likely to decline in value.

FINANCIAL SERVICES SECTOR. Under normal circumstances, Davis Financial Fund concentrates its investments in obligations of domestic and foreign companies in the financial services sector. The other Davis Equity Funds may also invest a significant portion of their assets in the financial services sector if the Adviser believes that such investments will contribute to the Fund's investment objectives.

 A company is "principally engaged" in financial services if it owns financial services related assets constituting at least 50% of the total value of its assets, or if at least 50% of its revenues are derived from its provision of financial services. The financial services sector consists of several different industries that behave differently in different economic and market environments; for example, banking, insurance and securities brokerage houses. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

Primary Risks. Due to the wide variety of companies in the financial services sector, they may react in different ways to changes in economic and market conditions.

Banking. Commercial banks (including "money center" regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or "junk" bond holdings) and failures of reinsurance carriers.

Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance companies also apply to financial services companies. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

Other Considerations. Regulations of the Securities and Exchange Commission ("SEC") impose limits on: (1) investments in the securities of companies that derive more than 15% of their gross revenues from the securities or investment management business. Although there are exceptions, a Fund is prohibited from investing more than 5% of its total assets in a single company which derives more than 15% of its gross revenues from the securities or investment management business; and (2) investments in insurance companies. A Fund is prohibited from owning more than 10% of the outstanding voting securities of an insurance company.


REAL ESTATE SECURITIES, INCLUDING REITS. Under normal circumstances, Davis Real Estate Fund concentrates its investments in real estate securities, including REITs. The other Davis Equity Funds may also invest a portion of their assets in real estate securities, including REITs, if the Adviser believes that such investments will contribute to the Funds' investment objectives.

Real estate securities are issued by companies that have at least 50% of the value of their assets, gross income or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry. None of the Funds invests directly in real estate. Real estate companies include real estate investment trusts ("REITs") or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. REITs pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income, and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid to a Fund, there will be a layering of fees which would increase expenses and decrease returns.

Primary Risks. Real estate securities, including REITs, are subject to risks associated with the direct ownership of real estate. The Funds also could be subject to such risks by reason of direct ownership as a result of a default on a debt security it may own. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, may not be diversified, and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code, and failing to maintain exemption from registration under the Investment Company Act of 1940 ("1940 Act"). Changes in interest rates may also affect the value of the debt securities in the Fund's portfolio. By investing in REITs indirectly through either of the Funds, a shareholder will bear not only his or her proportionate share of the expense of the Fund, but also, indirectly, similar expenses of the REITs, including compensation of management. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid to a Fund, there will be a layering of fees which would increase expenses and decrease returns. Some real estate securities may be rated less than investment grade by rating services. Such securities may be subject to the risks of high-yield, high-risk securities discussed below.

CONVERTIBLE SECURITIES. Under normal circumstances, Davis Convertible Securities Fund concentrates its investments in convertible securities. The other Davis Equity Funds may also invest a portion of their assets in convertible securities if the Adviser believes that such investments will contribute to the Funds' investment objectives.

Generally, convertible securities are bonds, debentures, notes, preferred stocks, warrants or other securities that convert or are exchangeable into shares of the underlying common stock at a stated exchange ratio. Usually, the conversion or exchange is solely at the option of the holder. However, some convertible securities may be convertible or exchangeable at the option of the issuer or are automatically converted or exchanged at a time certain, or upon the occurrence of certain events, or have a combination of these characteristics. Usually a convertible security provides a long-term call on the issuer's common stock and therefore tends to appreciate in value as the underlying common stock appreciates in value. A convertible security may also be subject to redemption by the issuer after a certain date and under certain circumstances (including a specified price) established on issue. If a convertible security held by one of the Funds is called for redemption, that Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it.

Primary Risks. Convertible bonds, debentures and notes are varieties of debt securities, and as such are subject to many of the same risks, including interest rate sensitivity, changes in debt rating, and credit risk. In addition, convertible securities are often viewed by the issuer as future common stock subordinated to other debt and carry a lower rating than the issuer's non-convertible debt obligations. Thus, convertible securities are subject to many of the same risks as high-yield, high-risk securities. A more complete discussion of these risks is provided below in the sections entitled "Bonds and Other Debt Securities" and "High-Yield, High-Risk Debt Securities."

Due to its conversion feature, the price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock. A convertible security will normally also provide a higher yield than the underlying common stock (but generally lower than comparable non-convertible securities). Due to their higher yield, convertible securities generally sell above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because the yield acts as a price support. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase, but will generally not increase to the same extent as the underlying common stocks.

Fixed-income securities are generally considered to be interest rate-sensitive. The market value of convertible securities will change in response to changes in interest rates. During periods of falling interest rates, the value of convertible bonds generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Changes by recognized rating services in their ratings of debt securities, and changes in the ability of an issuer to make payments of interest and principal will also affect the value of these investments.

FOREIGN SECURITIES. Each of the Davis Equity Funds may invest in foreign securities. Foreign securities are: (1) issued by companies organized under the laws of a foreign country; (2) principally traded in securities markets outside of the United States; (3) issued by companies earning at least 50% of their revenues or profits outside of the United States; or (4) issued by companies having at least 50% of their assets outside of the United States ("foreign securities"). At this time the Funds do not intend to make material investments in emerging markets. Foreign securities include equity securities, real estate securities, convertible securities and bonds. Investments in foreign securities may be made through the purchase of individual securities on recognized exchanges and developed over-the-counter markets, through American Depository Receipts ("ADRs") or Global Depository Receipts ("GDRs") covering such securities, and through U.S.-registered investment companies investing primarily in foreign securities. To the extent that the management fees paid to an investment company are for the same or similar services as the management fees paid to a Fund, there will be a layering of fees which would increase expenses and decrease returns. When the Funds invest in foreign securities, their operating expenses are likely to be higher than that of an investment company investing exclusively in U.S. securities, since the custodial and certain other expenses are expected to be higher.

Primary Risks. Investments in foreign securities may involve a higher degree of risk than investments in domestic issuers. Foreign securities are often denominated in foreign currencies, which means that their value will be affected by changes in exchange rates, as well as other factors that affect securities prices. There is generally less information publicly available about foreign securities and securities markets, and there may be less government regulation and supervision of foreign issuers and securities markets. Foreign securities and markets may also be affected by political and economic instabilities, and may be more volatile and less liquid than domestic securities and markets. Investment risks may include expropriation or nationalization of assets, confiscatory taxation, exchange controls and limitations on the use or transfer of assets and significant withholding taxes. Foreign economies may differ from the United States favorably or unfavorably with respect to inflation rates, balance of payments, capital reinvestment, gross national product expansion and other relevant indicators. The Funds may attempt to reduce exposure to market and currency fluctuations by trading in currency futures contracts or options on futures contracts for hedging purposes only.

BONDS AND OTHER DEBT SECURITIES. Bonds and other debt securities may be purchased by each of the Funds to increase current income or to diversify their investment portfolios. The U.S. government, corporations and other issuers sell bonds and other debt securities to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate, depending on such factors as interest rates, credit quality and maturity.

Primary Risks. Bonds and other debt securities are generally subject to credit risk and interest rate risk. While debt securities issued by the U.S. Treasury are generally considered free of credit risk, debt issued by agencies and corporations all entail some level of credit risk. Investment grade debt securities have less credit risk than do high-yield, high-risk debt securities. Credit risk is described more fully in the section entitled "High-Yield, High-Risk Debt Securities."

Bonds and other debt securities are generally interest rate-sensitive. During periods of falling interest rates, the value of debt securities held by the Funds generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal will also affect the value of these investments.

GOVERNMENT SECURITIES. U.S. Government Securities are debt securities that are obligations of or guaranteed by the U.S. government, its agencies or instrumentalities. Under normal circumstances, Davis Government Bond Fund and Davis Government Money Market Fund invest exclusively in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities. Each of the other Funds may also invest a portion of its assets in U.S. Government Securities if the Adviser believes that such investments will contribute to the Funds' investment objectives.

There are two basic types of U.S. Government Securities: (1) direct obligations of the U.S. Treasury; and (2) obligations issued or guaranteed by an agency or instrumentality of the U.S. government. Agencies and instrumentalities include the Federal Farm Credit System ("FFCS"), Student Loan Marketing Association ("SLMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Loan Banks ("FHLB"), Federal National Mortgage Association ("FNMA") and Government National Mortgage Association ("GNMA"). Some obligations issued or guaranteed by agencies or instrumentalities, such as those issued by GNMA, are fully guaranteed by the U.S. government. Others, such as FNMA bonds, rely on the assets and credit of the instrumentality with limited rights to borrow from the U.S. Treasury. Still other securities, such as obligations of the FHLB, are supported by more extensive rights to borrow from the U.S. Treasury.

U.S. Government Securities include mortgage-related securities issued by an agency or instrumentality of the U.S. government. When the Adviser deems that higher yields are obtainable through investments in mortgage-related securities and that the yield advantage offsets the uncertainties of the timing of principal payments, Davis Government Bond Fund may be significantly invested in mortgage-related securities. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the Certificate. Upon receipt, principal payments will be used by Davis Government Bond Fund to purchase additional GNMA Certificates or other U.S. Government Securities.

Davis Government Bond Fund may also invest in pools of mortgages that are issued or guaranteed by other agencies of the U.S. government. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened or lengthened by unscheduled or early payment, or by slower than expected prepayment of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.

Davis Government Bond Fund may also invest in a collateralized mortgage obligation ("CMO"). A CMO is a debt security issued by a corporation, trust or custodian, or by a U.S. government agency or instrumentality that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, U.S. Government Securities or corporate debt obligations. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. Davis Government Bond Fund invests only in CMOs that are obligations of, or guaranteed by the U.S. government, its agencies or instrumentalities such as the FNMA or the FHLMC.

CMOs are most often issued in two or more classes (each of which is a separate security) with varying maturities and stated rates of interest. Interest and principal payments from the underlying collateral (generally a pool of mortgages) are not necessarily passed directly through to the holders of the CMOs; these payments are typically used to pay interest on all CMO classes and to retire successive class maturities in a sequence. Thus, the issuance of CMO classes with varying maturities and interest rates may result in greater predictability of maturity with one class and less predictability of maturity with another class than a direct investment in a mortgage-backed pass-through security (such as a GNMA Certificate). Classes with shorter maturities typically have lower volatility and lower yield while those with longer maturities typically have higher volatility and higher yield. Thus, investments in CMOs provide greater or lesser control over the investment characteristics than mortgage pass-through securities and offer more defensive or aggressive investment alternatives.

Investment by the Funds in mortgage-related U.S. Government Securities, such as GNMA Certificates, and CMOs also involves other risks. The yield on a pass-through security is typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium; the opposite is true for pass-throughs purchased at a discount. During periods of declining interest rates, prepayment of mortgages underlying pass-through certificates can be expected to accelerate. When the mortgage obligations are prepaid, the Funds reinvest the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Funds' ability to maintain a portfolio of high-yielding, mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities that have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages that underlie securities purchased at a premium could result in capital losses. Investment in such securities could also subject the Funds to "maturity extension risk," which is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered a short or intermediate-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

In selecting CMOs, the Adviser seeks a favorable yield relative to risk and considers purchase price, interest rates, total rates of return, prepayment rates, average life, duration and volatility, and compares these with the same characteristics of other mortgage-backed investments and U.S. Government Securities.

The guarantees of the U.S. government, its agencies and instrumentalities are guarantees of the timely payment of principal and interest on the obligations purchased. The value of the shares issued by the Funds is not guaranteed and will fluctuate with the value of the Funds' portfolios. Generally when the level of interest rates rise, the value of a Fund's portfolio is likely to decline and, when the level of interest rates decline, the value of a Fund's portfolio is likely to rise.

The Funds may engage in portfolio trading primarily to take advantage of yield disparities. Such trading strategies may result in minor temporary increases or decreases in a Fund's current income, and in its holding of debt securities that sell at substantial premiums or discounts from face value. If expectations of changes in interest rates or the price of the securities prove to be incorrect, a Fund's potential income and capital gain will be reduced or its potential loss will be increased.

HIGH-YIELD, HIGH-RISK DEBT SECURITIES. The real estate securities, convertible securities, bonds and other debt securities in which the Funds may invest may include high-yield, high-risk debt securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investors Service ("Moody's") or unrated securities. Securities rated BB or lower by S&P and Ba or lower by Moody's are referred to in the financial community as "junk bonds" and may include D-rated securities of issuers in default. See Appendix A for a more detailed description of the rating system. Ratings assigned by credit agencies do not evaluate market risks. The Adviser considers the ratings assigned by S&P or Moody's as one of several factors in its independent credit analysis of issuers. A brief description of the quality ratings of these two services is contained in the section entitled "Quality Ratings of Debt Securities."

Davis Real Estate Fund will not purchase securities rated BB or Ba or lower if the debt securities are in default at the time of purchase, or if such purchase would then cause 30% or more of the Fund's net assets to be invested in such lower-rated debt securities. Davis Convertible Securities Fund will not purchase debt securities rated BB or Ba or lower if the debt securities are in default at the time of purchase, or if such purchase would then cause more than 35% of the Fund's net assets to be invested in such lower-rated debt securities. Davis Growth Opportunity Fund and Davis Financial Fund generally restrict investments in high-yield, high-risk debt securities to 5% of the Fund's net assets or less. Some preferred stocks are assigned credit ratings by Standard & Poor's, Moody's and other third-party rating services. For the purposes of these investment limitations, only debt securities are considered. If market action should cause high-yield, high-risk debt securities to represent more than the above stated limit of a Fund's net assets, then the Fund's portfolio manager will take advantage of market opportunities to reduce the Fund's investment in high-yield, high-risk debt securities in an orderly fashion until they represent less than or equal to the stated limit of the Fund's net assets. The Fund's portfolio manager will not be required to dump high-yield, high-risk securities on the market at fire sale prices.

Primary Risks. While likely to have some quality and protective characteristics, high-yield, high-risk debt securities, whether or not convertible into common stock, usually involve increased risk as to payment of principal and interest. Issuers of such securities may be highly leveraged and may not have available to them traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high-yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their principal and interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

High-yield, high-risk debt securities are subject to greater price volatility than higher-rated securities, tend to decline in price more steeply than higher-rated securities in periods of economic difficulty or accelerating interest rates, and are subject to greater risk of non-payment in adverse economic times. There may be a thin trading market for such securities. This may have an adverse impact on market price and the ability of the Funds to dispose of particular issues and may cause the Funds to incur special securities registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Unexpected net redemptions may force the Funds to sell high-yield, high-risk debt securities without regard to investment merit, thereby possibly reducing return rates. Such securities may be subject to redemptions or call provisions, which, if exercised when investment rates are declining, could result in the replacement of such securities with lower-yielding securities, resulting in a decreased return. To the extent that the Funds invest in bonds that are original issue discount, zero coupon, pay-in-kind or deferred interest bonds, the Funds may have taxable interest income in excess of the cash actually received on these issues. In order to avoid taxation to the Funds, the Funds may have to sell portfolio securities to meet taxable distribution requirements.

The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic and industry conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis regarding individual lower-rated bonds, and the high-yield, high-risk market may depress the prices for such securities. If the negative factors such as the aforementioned adversely impact the market value of high-yield, high-risk securities, net asset value will be adversely affected.

The Funds may have difficulty disposing of certain high-yield, high-risk bonds because there may be a thin trading market for such bonds. Because not all dealers maintain markets in all high-yield, high-risk bonds, the Funds anticipate that such bonds could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on market price and the ability to dispose of particular issues, and may also make it more difficult to obtain accurate market quotations or valuations for purposes of valuing the Funds' assets. Market quotations generally are available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bid prices of such dealers or prices for actual sales. In addition, adverse publicity and investor perceptions may decrease the values and liquidity of high-yield, high-risk bonds regardless of a fundamental analysis of the investment merits of such bonds. To the extent that the Funds purchase illiquid or restricted bonds, they may incur special securities registration responsibilities, liabilities and costs, and liquidity and valuation difficulties relating to such bonds.

Bonds may be subject to redemption or call provisions. If an issuer exercises these provisions when investment rates are declining, the Funds will be likely to replace such bonds with lower-yielding bonds, resulting in a decreased return. Zero coupon, pay-in-kind and deferred interest bonds involve additional special considerations. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amount or par value. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically, and are likely to respond to changes in interest rates to a greater degree than do securities paying interest currently, having similar maturities and credit quality. Pay-in-kind bonds pay interest in the form of other securities rather than cash. Deferred interest bonds defer the payment of interest to a later date. Zero coupon, pay-in-kind or deferred interest bonds carry additional risk in that, unlike bonds that pay interest in cash throughout the period to maturity, the Funds will realize no cash until the cash payment date unless a portion of such securities are sold. There is no assurance of the value or the liquidity of securities received from pay-in-kind bonds. If the issuer defaults, the Funds may obtain no return at all on their investment. To the extent that the Funds invest in bonds that are original issue discount, zero coupon, pay-in-kind or deferred interest bonds, the Funds may have taxable interest income in excess of the cash actually received on these issues. In order to distribute such income to avoid taxation, the Funds may have to sell portfolio securities to meet its taxable distribution requirements under circumstances that could be adverse.

Federal tax legislation limits the tax advantages of issuing certain high-yield, high-risk bonds. This could have a materially adverse effect on the market for high-yield, high-risk bonds.

A description of each bond quality category is set forth in the Appendix. The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no assurance that a rating assigned initially will not change. The Fund may retain a security whose rating has changed or has become unrated.

                           OTHER INVESTMENT POLICIES

The composition of the Funds' portfolios and the techniques and strategies that the Adviser uses in selecting portfolio securities will vary over time. The Funds are not required to use all of the investment techniques and strategies described below in seeking their investment objectives. They may use some of the investment techniques and strategies at some times or not at all.

CASH MANAGEMENT. For defensive purposes or to accommodate inflows of cash awaiting more permanent investment, the Funds may temporarily and without limitation hold high-grade short-term money market instruments, cash and cash equivalents, including repurchase agreements. The Funds (other than Davis Government Money Market Fund) may also invest in other investment companies (or companies exempted under Section 3(c)(7) of the 1940 Act) that themselves primarily invest in temporary defensive investments. To the extent that the management fees paid to the other investment company are for the same or similar services as the management fees paid to a Fund, there will be a layering of fees which would increase expenses and decrease returns. Investments in other investment companies are limited by the 1940 Act.

REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements. Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original owner at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount, which is unrelated to the coupon rate or maturity of the purchased security. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Funds could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Funds seek to enforce their rights thereto; (b) possible loss of all or a part of the income during this period; and (c) expenses of enforcing their rights.

The Funds will enter into repurchase agreements only when the seller agrees that the value of the underlying securities, including accrued interest (if any), will at all times be equal to or exceed the value of the repurchase agreement. The Funds may enter into tri-party repurchase agreements in which a third-party custodian bank ensures the timely and accurate exchange of cash and collateral. The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to seven days of the purchase. The Funds normally will not enter into repurchase agreements maturing in more than seven days and would treat any such repurchase agreements as illiquid securities.

HEDGING FOREIGN CURRENCY RISKS. Davis Equity Funds may invest a portion of their assets in foreign securities. To attempt to reduce exposure to currency fluctuations, the Davis Equity Funds may trade in forward foreign currency exchange contracts (forward contracts), currency futures contracts and options thereon and securities indexed to foreign securities. These techniques are not always effective and their use may expose the Funds to other risks, such as liquidity and counterparty risk. The Adviser or Sub-Adviser exercises its professional judgement as to whether the reduction in currency risk justifies the expense and exposure to liquidity and counterparty risk. In past years, the Adviser and Sub-Adviser have typically not used these techniques to any significant extent. These techniques may be used to lock in an exchange rate in connection with transactions in securities denominated or traded in foreign currencies, to hedge the currency risk in foreign securities held by the Davis Equity Funds and to hedge a currency risk involved in an anticipated purchase of foreign securities. Cross-hedging may also be utilized; that is, entering into a hedge transaction with respect to a foreign currency different from the one in which a trade is to be made or in which a portfolio security is principally traded. There is no limitation on the amount of assets that may be committed to currency hedging. However, no Davis Equity Fund will engage in a futures transaction if it would cause the aggregate of initial margin deposits and premiums paid on outstanding options on futures contracts to exceed 5% of the value of its total assets (excluding in calculating such 5% any in-the-money amount of any option). Currency hedging transactions may be utilized as a tool to reduce currency fluctuation risks due to a current or anticipated position in foreign securities. The successful use of currency hedging transactions usually depends on the Adviser's or the Sub-Adviser's ability to forecast interest rate and currency exchange rate movements. Should interest or exchange rates move in an unexpected manner, the anticipated benefits of futures contracts, options or forward contracts may not be achieved, or losses may be realized, and thus the Davis Equity Funds could be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. Unanticipated changes in currency prices may result in poorer overall performance for the Davis Equity Funds than if they had not entered into such contracts. When taking a position in an anticipatory hedge (when the Davis Equity Funds purchase a futures contract or other similar instrument to gain market exposure in anticipation of purchasing the underlying securities at a later date), the Davis Equity Funds are required to set aside cash or high-grade liquid securities to fully secure the obligation.

A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers. Such a contract gives the Davis Equity Funds a position in a negotiated, currently non-regulated market. A Davis Equity Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, when the Adviser or Sub-Adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. When the Adviser or Sub-Adviser believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a Fund may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount in anticipation of purchasing foreign traded securities ("position hedge"). In this situation the Davis Equity Funds may, in the alternative, enter into a forward contract with respect to a different foreign currency for a fixed U.S. dollar amount ("cross hedge"). This may be done, for example, where the Adviser or Sub-Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Funds are denominated.

The Davis Equity Funds may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Davis Equity Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Davis Equity Funds are traded on U.S. and foreign exchanges or over the counter. Currently, a significant portion or all of the value of an over-the-counter option may be treated as an illiquid investment and subject to the restriction on such investments as long as the SEC requires that over-the-counter options be treated as illiquid. Generally, the Davis Equity Funds would utilize options traded on exchanges where the options are standardized.

The Davis Equity Funds may enter into contracts for the purchase or sale for future delivery of foreign currencies ("currency futures contracts") and may purchase and write put and call options to buy or sell currency futures contracts. A "sale" of a currency futures contract means the acquisition of a contractual obligation to deliver the foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a currency futures contract means the incurring of a contractual obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. Options on currency futures contracts to be purchased by the Davis Equity Funds will be traded on U.S. or foreign exchanges or over the counter.

The Davis Equity Funds may also purchase securities (debt securities or deposits) that have their coupon rate or value at maturity determined by reference to the value of one or more foreign currencies. These strategies will be used for hedging purposes only. The Davis Equity Funds will hold securities or other options or futures positions whose values are expected to offset their obligations under the hedge strategies. None of the Funds will enter into a currency hedging position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities, options or futures positions, or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Davis Equity Funds will comply with requirements established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if so required, will set aside liquid securities in a segregated account with their custodian bank in the amount prescribed. The Davis Equity Funds' custodian will maintain the value of such segregated account equal to the prescribed amount by adding or removing additional liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities.

The Davis Equity Funds' ability to dispose of their positions in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to currencies are still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Davis Equity Funds over the counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Davis Equity Funds would have to be exercised in order for the Funds to realize any profit, and (ii) the Davis Equity Funds may not be able to sell currencies covering an option written by the Funds until the option expires or Davis Equity Funds deliver the underlying futures currency upon exercise. Therefore, no assurance can be given that the Davis Equity Funds will be able to utilize these instruments effectively for the purposes set forth above. The Davis Equity Funds' ability to engage in currency hedging transactions may be limited by tax considerations.

The Funds' transactions in forward contracts, options on foreign currencies and currency futures contracts will be subject to special tax rules under the Internal Revenue Code that, among other things, may affect the character of any gains or losses of the Funds as ordinary or capital and the timing and amount of any income or loss to the Funds. This in turn could affect the character, timing and amount of distributions by the Funds to shareholders. The Funds may be limited in their foreign currency transactions by tax considerations. Certain foreign currency exchange contracts in which the Davis Equity Funds may invest are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, the Internal Revenue

Code treats gains or losses relating to Section 1256 contracts as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Funds at the end of each taxable year are "marked-to-market" and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by a Fund to exempt those transactions from this marked-to-market treatment.

Certain forward contracts the Davis Equity Funds may enter into might result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by a Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gains in the offsetting positions and making up the straddle. A disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of a Fund's investment income available for distribution to its shareholders.

RESTRICTED AND ILLIQUID SECURITIES. The Funds may invest in restricted securities that are subject to contractual restrictions on resale. The Funds' policy is to not purchase or hold illiquid securities (which may include restricted securities) if more than 15% of the Funds' net assets (10% of Davis Government Money Market Fund) would then be illiquid.

The restricted securities that the Funds may purchase include securities that have not been registered under the 1933 Act but are eligible for purchase or sale pursuant to Rule 144A ("Rule 144A Securities"). This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser or Sub-Adviser, under criteria established by the Funds' Board of Directors, will consider whether Rule 144A Securities being purchased or held by the Funds are illiquid and thus subject to the Funds' policy limiting investments in illiquid securities. In making this determination, the Adviser or Sub-Adviser will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, and the nature of the security and the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities will also be monitored by the Adviser and Sub-Adviser and if, as a result of changed conditions it is determined that a Rule 144A Security is no longer liquid, the Funds' holding of illiquid securities will be reviewed to determine what, if any, action is required in light of the policy limiting investments in such securities. Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

BORROWING. The Funds may borrow money for temporary or emergency purposes. No Fund will borrow money with the intent of leveraging its investments. Borrowing activities are strictly limited as described in the section entitled "Investment Restrictions." Borrowing may be useful in a number of situations, such as to meet unanticipated redemptions without selling portfolio securities at disadvantageous prices. However, borrowing money to meet redemptions or other purposes would have the effect of temporarily leveraging a Fund's assets and potentially exposing the Fund to leveraged losses.

LENDING PORTFOLIO SECURITIES. The Funds may lend their portfolio securities to certain types of eligible borrowers approved by the Board of Directors. The Funds may engage in securities lending to earn additional income. The Funds must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. The collateral must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which a Fund is permitted to invest.

Lending activities are strictly limited as described in the section entitled "Investment Restrictions." Lending money or securities involves the risk that a Fund may suffer a loss if a borrower does not repay a loan when due. To manage this risk, the Funds deal only with counterparties they believe to be creditworthy and require that the counterparty deposit collateral with the Funds.

When they loan securities, the Funds still own the securities, receive amounts equal to the dividends or interest on loaned securities, and are subject to gains or losses on those securities. The Funds also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and/or (c) interest on any short-term debt instruments purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund also may pay reasonable finder's, custodian and administrative fees in connection with these loans. The terms of the Funds' loans must meet applicable tests under the Internal Revenue Code and must permit the Funds to reacquire loaned securities on five days' notice or in time to vote on any important matter.

CALL OPTIONS. For income or hedging purposes, the Davis Equity Funds may write covered call options on their portfolio securities and purchase call options in closing transactions. The Funds may suffer an opportunity loss if the value of the underlying security should rise above the strike price of the call option before the option expires.

A covered call option gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time until the option expires, generally within three to nine months, in return for the payment to the writer upon the issuance of the option of an amount called the "premium." A commission may be charged in connection with the writing of the option. The premium received for writing a call option is determined by the option markets. The premium paid, plus the exercise price, will always be greater than the market price of the underlying securities at the time the option is written. By writing a covered call option, a Fund foregoes, in exchange for the premium, the opportunity to profit from an increase in the market value of the underlying security above the exercise price, if the option is exercised. The call obligation is terminated upon exercise of the call option, expiration of the call, or when the Fund effects a closing purchase transaction. A closing purchase transaction is one in which the writer purchases another call option in the same underlying security (identical as to exercise price, expiration date and number of shares). The first writer thereby terminates its obligation and substitutes the second writer as the obligor to the original option purchaser. A closing purchase transaction would normally involve payment of a brokerage commission. During the remaining term of the option, if a Fund cannot enter into a closing purchase transaction, that Fund would lose the opportunity for realizing any gain over and above the premium through sale of the underlying security and, if the security is declining in price, that Fund would continue to experience such decline.

INITIAL PUBLIC OFFERINGS ("IPOS"). Each of the Davis Equity Funds may participate in IPOs. While not a principal investment strategy for any of the Funds, each may participate in IPOs if the Adviser or Sub-Adviser determines that doing so is consistent with their investment strategy and will contribute to achieving their investment objectives. IPOs can have dramatic impact on Fund performance and assumptions about future performance based upon that impact may not be warranted. Due to its principal focus on mid and small capitalization companies, only Davis Growth Opportunity Fund invests in IPOs on a regular basis. It is not anticipated, given the current market environment, that the other Davis Series Funds will invest in IPOs on a regular basis. Investing in IPOs involves risks. Many of the companies issuing IPOs are small, unseasoned companies. These are companies that have been in operation for a short period of time. Small company securities, including IPOs, are subject to greater volatility in their prices than are securities issued by more established prices. If the Fund does not intend to make a long-term investment in the IPO (it is sometimes possible to immediately sell an IPO at a profit), the Adviser may not perform the same detailed research on the company that it does for core holdings.

WHEN-ISSUED SECURITIES. Fixed-income securities may at times be purchased or sold on a delayed delivery basis or on a when-issued basis. These transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future. No payment is made until delivery, which may be up to 60 days after purchase. If delivery of the obligation does not take place, no purchase will result and the transaction will be terminated. Such transactions are considered to involve more risk than immediate cash transactions. As a matter of non-fundamental policy, any investment on a when-issued or delayed delivery basis will not be made if such investment would cause more than 5% of the value of a Fund's total assets to be invested in when-issued securities.

When purchasing when-issued securities a Fund will segregate liquid high-grade assets with its custodian to the extent that the Fund's obligations are not otherwise "covered" as that term is understood under the 1940 Act. In general, an amount of cash or liquid high-grade securities at least equal to the current amount of the obligation must either be identified as being restricted in the Fund's accounting records or physically segregated in a separate account at the Fund's custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For the purpose of determining the adequacy of the liquid securities that have been restricted, the securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be restricted on a daily basis so that the value of the restricted cash or liquid securities, when added to the amount deposited with the broker as margin, equals the amount of such commitments by the Fund.

AVERAGE MATURITIES. Davis Government Money Market Fund limits the average maturity of its investment portfolio to 90 days or less. Davis Government Bond Fund is not limited as to the maturities of its portfolio investments and may take full advantage of the entire range of maturities available in U.S. Government Securities. The Adviser may adjust the average maturity of Davis Government Money Market Fund's portfolio and Davis Government Bond Fund's portfolio from time to time, depending on the Adviser's assessment of the relative yields available on securities of different maturities, and its assessment of future interest rate patterns and market risk. Thus, at various times, the average maturity of the portfolio may be relatively short (as short as one day for Davis Government Money Market Fund and one year to five years for Davis Government Bond Fund), and at other times may be relatively long (up to 90 days for Davis Government Money Market Fund and more than 10 years and up to 30 years for Davis Government Bond Fund). Davis Government Money Market Fund strives to maintain a constant net asset value per share of $1. There is no guarantee that the Fund will be successful. Davis Government Bond Fund does not attempt to maintain a fixed net asset value per share. Fluctuations in portfolio values and therefore fluctuations in the net asset value of its shares are more likely to be greater when Davis Government Bond Fund's average portfolio maturity is longer. The portfolio is likely to be principally invested in securities with short-term maturities in periods when the Adviser deems a more defensive position is advisable. For temporary periods, for defensive purposes, or to accommodate inflows of cash awaiting more permanent investment, it may also invest in short-term money market instruments, including repurchase agreements.

                             PORTFOLIO TRANSACTIONS

The Adviser and Sub-Adviser are responsible for the placement of portfolio transactions, subject to the supervision of the Board of Directors. Davis Funds have adopted a policy of seeking to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable price. Subject to this policy, research services, payment of bona fide Fund expenses, and placement of orders by securities firms for Funds' shares may be taken into account as a factor in placement of portfolio transactions. In seeking the Funds' investment objectives, the Funds may trade to some degree in securities for the short term if the Adviser or Sub-Adviser believes that such trading is advisable.

The Adviser and Sub-Adviser seek to place portfolio transactions with brokers-dealers who will execute transactions as efficiently as possible and at the most favorable net price. In placing executions and paying brokerage commissions or dealer markups, the Adviser and Sub-Adviser consider the financial responsibility and reputation of the broker-dealer, the range and quality of the services made available to clients (including the Funds), research services, the payment of bona fide Fund expenses (e.g., sub-transfer agency or sub-accounting fees) that the Funds would otherwise have to pay in cash, and the sale of fund shares. The Funds are legally allowed to pay a higher price to receive research services.

The Funds have approved a policy that allows them to use commissions to purchase research. The Funds will not use markups to purchase research. In accordance with this policy, brokerage transactions may not be executed solely on the basis of the lowest commission rate available for a particular transaction. Research services provided to the Adviser or Sub-Adviser by or through brokers who effect portfolio transactions for the Funds may be used in servicing other accounts managed by the Adviser and, likewise, research services provided by brokers used for transactions of other accounts may be utilized by the Adviser or Sub-Adviser in performing services for the Funds. Subject to the requirements of best execution, the placement of orders by securities firms for shares of the Funds may be taken into account as a factor in the placement of portfolio transactions.

The Adviser and Sub-Adviser believe that research from brokers and dealers is desirable, although not essential, in carrying out their functions, in that such outside research supplements the efforts of the Adviser and Sub-Adviser by corroborating data and enabling the Adviser and Sub-Adviser to consider the views, information and analyses of other research staffs. Such views, information and analyses include such matters as communicating with persons having special expertise on certain companies, industries, areas of the economy and/or securities prices, obtaining written materials on these or other areas that might affect the economy and/or securities prices, obtaining quotations on securities prices and obtaining information on the activities of other institutional investors. The Adviser and Sub-Adviser research, at their own expense, each security included in, or being considered for inclusion in, the Funds' portfolios. The Board of Directors (or its Committee on Brokerage), in considering the reasonableness of the commissions paid by the Funds, does not attempt to allocate, or require the Adviser or Sub-Adviser to allocate, the relative costs or benefits of research.

The Adviser and Sub-Adviser consider many factors when allocating securities among their clients, including the client's investment style, applicable restrictions, availability of securities, available cash and other current holdings. The Adviser and Sub-Adviser attempt to allocate investment opportunities among clients in a fair and equitable manner. However, clients are not ensured of participating equally or at all in particular investment allocations due to the factors noted above.

The Adviser's and Sub-Adviser's trading desk prioritizes incoming orders of similar purchases and sales of securities between institutional and managed accounts/wrap orders. The Adviser's and Sub-Adviser's trading desk typically executes orders for institutional clients, including mutual funds, private accounts, sub-advised accounts and others. Program sponsors typically execute orders for wrap accounts. The Adviser's and Sub-Adviser's trading desk coordinates the timing of orders to prevent the Adviser and Sub-Adviser from "bidding against" themselves on such orders.

The Adviser and Sub-Adviser serve as investment advisers for a number of clients, whose portfolios are patterned after model portfolios or designated mutual funds managed by the Adviser. The portfolio holdings and transactions of these clients are similar to, but not exactly the same as, the model portfolios or designated mutual funds. The Adviser and Sub-Adviser may not purchase or sell a given security on behalf of all clients (even clients managed in a similar style), and it may not execute a purchase of securities or a sell of securities in all participating clients at the same time.

The Adviser and Sub-Adviser frequently follow the practice of aggregating orders of various institutional clients (including mutual funds) for execution, if the Adviser and Sub-Adviser believe that this will result in the best net price and most favorable execution. In such event, the allocation will be made by the Adviser and Sub-Adviser in the manner considered to be most equitable and consistent with its fiduciary obligations to all such clients. In certain cases where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price and commission rate paid or received with respect to the total order placed on that day. In some instances, this procedure could adversely affect a given client, but the Registrant believes that any disadvantage in the procedure would be outweighed by the increased selection available and the increased opportunity to engage in volume transactions.

There are occasions when the Adviser and Sub-Adviser depart from the trading procedures described above. The factors that the Adviser and Sub-Adviser consider in exercising their judgment include, but are not limited to, the need for confidentiality of the purchase or sale, market liquidity of the securities in issue, the particular events or circumstances that prompt the purchase or sale of the securities, and operational efficiencies. Even when transactions are executed on the same day, clients may not receive the same transaction prices as the model portfolios or designated mutual funds they are patterned after if the transactions are not aggregated; such prices may be better or worse.

The Funds paid the following brokerage commissions:

                                                                   FISCAL YEAR ENDED
DECEMBER 31,
                                                     2000              1999             1998
                                                     ----              ----     -------------
DAVIS GROWTH OPPORTUNITY FUND
Brokerage commissions paid:                         $133,840            $259,496          $60,286
Amount paid to brokers providing research:            88.80%              93.61%           83.43%
Brokerage commissions paid
to Shelby Cullom Davis & Co.: (1)                    $11,750            $19,527               N/A

DAVIS FINANCIAL FUND
Brokerage commissions paid:                         $787,780            $559,039         $628,635
Amount paid to brokers providing research:            86.56%              88.46%           90.50%
Brokerage commissions paid
to Shelby Cullom Davis & Co.: (1)                    $46,160             $16,260          $53,340

DAVIS REAL ESTATE FUND
Brokerage commissions paid:                         $366,193          $1,157,987         $675,385
Amount paid to brokers providing research:            90.79%              93.84%           99.09%
Brokerage commissions paid
to Shelby Cullom Davis & Co.: (1)                        N/A                 N/A          $14,382

DAVIS CONVERTIBLE SECURITIES FUND
Brokerage commissions paid:                          $60,119            $175,717         $119,151
Amount paid to brokers providing research:            82.32%             100.00%           98.49%
Brokerage commissions paid
to Shelby Cullom Davis & Co.: (1)                        N/A                 N/A           $4,032

(1) Shelby Cullom Davis & Co. is a broker-dealer who may be considered an affiliated person of the Adviser. During the fiscal year ended December 31, 2000, Shelby Cullom Davis & Co. executed the following percentages of the Funds' total transactions involving commissions:

                                      % of Total    % of Aggregate Transactions
                                     Commissions       Involving Commissions
                                     -----------       ---------------------

Davis Growth Opportunity Fund            8.78%                   8.15%
Davis Financial Fund                     5.86%                   8.34%
Davis Real Estate Fund                     N/A                     N/A
Davis Convertible Securities Fund          N/A                     N/A

Portfolio Turnover. Because of the Funds' investment policies, portfolio turnover rate will vary. At times it could be high, which could require the payment of larger amounts in brokerage commissions. The Adviser and Sub-Adviser are authorized to place portfolio transactions with Shelby Cullom Davis & Co., a member of the New York Stock Exchange, which may be deemed to be an affiliate of the Adviser, if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms for similar services. The Funds anticipate that, during normal market conditions, their annual portfolio turnover rate will be less than 100%.

During 1999 the Adviser restructured Davis Growth Opportunity Fund's investment portfolio after the former sub-adviser resigned and the Adviser assumed responsibility for daily management. This restructuring resulted in a portfolio turnover rate which was higher than the Fund's historical average. In 2000 the portfolio turnover rate was again higher than the Fund's historical average as a result of unusually volatile market conditions, which the Adviser responded to by trading the Fund more actively.

During 1999 and again in 2000 Davis Government Bond Fund's portfolio turnover rate was higher than the Fund's historical average. The higher portfolio turnover rates were due to the Adviser's more active response to changes in interest rates and economic conditions, and due to purchases and sales of the Fund's shares.

When the Adviser deems it to be appropriate, each of the Funds may engage in active and frequent trading to achieve its investment objective. Active trading may include participation in initial public offerings. Active trading may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase shareholder tax liability. Frequent trading also increases transaction costs, which could detract from the Fund's performance.

Davis Government Bond Fund and Davis Government Money Market Fund have not paid brokerage commissions during any of these fiscal years. Generally, securities of these two Funds are purchased from and sold to securities dealers on a principal basis without commissions. Such transactions may involve profit to the dealer involved.

Investments in Certain Broker-Dealers. As of December 31, 2000, excluding repurchase agreements, the Funds did not own any securities issued by any of the 10 broker-dealers with whom it transacted the most business during the fiscal year ended December 31, 2000.


                            INVESTMENT RESTRICTIONS

The Funds operate in accordance with the investment objectives, policies and restrictions described in its prospectuses and this Statement of Additional Information.

The Funds have adopted the fundamental investment policies set forth below, which may not be changed without a shareholder vote. Where necessary, an explanation beneath a fundamental policy describes the Funds' practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Funds' practices may change accordingly without a shareholder vote.

The fundamental investment restrictions set forth below may not be changed without the approval of the holders of the lesser of (i) 67% of the eligible votes, if the holders of more than 50% of the eligible votes are represented, or (ii) more than 50% of the eligible votes. All percentage limitations set forth in these restrictions apply as of the time of an investment without regard to later increases or decreases in the value of securities or total or net assets.

Except for the fundamental investment policies regarding illiquid securities and borrowing, all percentage restrictions apply as of the time of an investment without regard to any later fluctuations in the value of portfolio securities or other assets. All references to the assets of a Fund are in terms of current market value.

(1) DIVERSIFICATION (ALL FUNDS EXCEPT DAVIS REAL ESTATE FUND). The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

Further Explanation of Diversification Policy. To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities.

DIVERSIFICATION (DAVIS REAL ESTATE FUND). The Fund is not required to diversify its investments.

Further Explanation of Diversification Policy. The Fund intends to remain classified as a regulated investment company under the Internal Revenue Code. This requires the Fund to conform to the following: at the end of each quarter of the taxable year, at least 50% of the value of the Fund's total assets must be represented by: cash and cash items; U.S. government securities; securities of other regulated investment companies and "other securities." For this purpose, "other securities" does not include investments in the securities of any one issuer that represent more than 5% of the value of the Fund's total assets or more than 10% of the issuer's outstanding voting securities.

(2) CONCENTRATION (DAVIS GROWTH OPPORTUNITY FUND, DAVIS CONVERTIBLE SECURITIES FUND, DAVIS GOVERNMENT BOND FUND, AND DAVIS GOVERNMENT MONEY MARKET FUND). The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry.

Further Explanation of Concentration Policy. The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

CONCENTRATION (DAVIS FINANCIAL FUND). The Fund concentrates its investments in the financial services industry.

Further Explanation of Concentration Policy. During normal market conditions, the Fund is required to invest 25% or more of its total assets in companies "principally engaged" in financial services. Under normal circumstances, the Fund will invest at least 65% of its total assets in securities issued by companies in the financial services sector. Beginning July 31, 2002, this percentage will change to 80% of its net assets plus any borrowing.

A company is "principally engaged" in financial services if it owns financial services related assets constituting at least 50% of the total value of its assets, or if at least 50% of its revenues are derived from its provision of financial services. The financial services sector consists of several different industries that behave differently in different economic and market environments; for example, banking, insurance and securities brokerage houses. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than issuers in the financial services sector or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

CONCENTRATION. (Davis Real Estate Fund) the Fund concentrates its investments in real estate securities.

Further Explanation of Concentration Policy. During normal market conditions, the Fund is required to invest 25% or more of its total assets in real estate securities. Under normal circumstances, Davis Real Estate Fund will invest at least 65% of its total assets in securities issued by companies in the real estate industry. Beginning July 31, 2002, this percentage will change to 80% of its net assets plus any borrowing for investment purposes.

Real estate securities are issued by companies that have at least 50% of the value of their assets, gross income, or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry. Real estate companies include real estate investment trusts or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies.

The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than real estate securities or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Industry Classification for Concentration Policies. (For all Davis Series Funds) The Funds generally use BLP Equity Economic Sectors ("BLP Code") as published by Bloomberg L.P. to determine industry classification. The Adviser may re-classify a company if it believes that the BLP Code on a specific company does not accurately describe the company.

(3) ISSUING SENIOR SECURITIES. The Fund may not issue senior securities, except as permitted under applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Issuing Senior Securities. The Fund may not issue senior securities nor sell short more than 5% of its total assets, except as provided by the 1940 Act and any rules, regulations or orders issued thereunder. This limitation does not apply to selling short against the box. The 1940 Act defines a "Senior Security" as any bond, debenture, note or similar obligation constituting a security and evidencing indebtedness.

(4) BORROWING. The Fund may not borrow money, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Borrowing Policy. The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The Fund may also borrow up to an additional 5% of its total assets from banks or others. The Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act to remedy the situation as promptly as possible (normally within three business days), although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result.

(5) UNDERWRITING. The Fund may not underwrite securities of other issuers except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Underwriting Policy. The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

(6) INVESTMENTS IN COMMODITIES AND REAL ESTATE. The Fund may not purchase or sell commodities or real estate, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Policy Restricting Investments in Commodities and Real Estate. The Fund may purchase or sell financial futures contracts, options on financial futures contracts, currency contracts and options on currency contracts as described in its prospectus and Statement of Additional Information. The Fund may not purchase or sell real estate, except that the Fund may invest in securities that are directly or indirectly secured by real estate, or securities issued by issuers that invest in real estate.

(7) MAKING LOANS. The Fund may not make loans to other persons, except as allowed by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Lending Policy. The acquisition of investment securities or other investment instruments is not deemed to be the making of a loan.

To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions that the Adviser believes to be creditworthy in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest-bearing cash equivalents. The Fund is still subject to gains or losses due to changes in the market value of securities that it has lent.

When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

NON-FUNDAMENTAL RESTRICTIONS

In addition to the foregoing restrictions, the Funds have each adopted the following non-fundamental policies that may be changed without shareholder approval:

Illiquid Securities. The Fund may not purchase illiquid securities if more than 15% of the value of the Fund's total assets would be invested in such securities. Davis Government Money Market Fund may not purchase illiquid securities if more than 10% of the value of the Fund's total assets would be invested in such securities.

High-Yield, High-Risk Securities. The Fund will not purchase debt securities rated BB or Ba or lower if the securities are in default at the time of purchase or if such purchase would then cause more than 35% of the Fund's net assets to be invested in such lower-rated securities.

Options. The Fund will not purchase an option if the purchase would cause the total premiums (at market) of all options then owned to exceed 5% of the Fund's total assets. The Fund will not sell covered calls if the transaction would cause the total premiums (at market) of all covered calls then written to exceed 25% of the Fund's total assets.

Futures Contracts. The Fund will not engage in a futures transaction if the transaction would cause the nominal value of futures contracts then purchased or sold to exceed 25% of the Fund's total assets.

Borrowing. Pursuant to the fundamental policy stated above, the Fund is allowed to borrow in an amount up to 33 1/3% of its total assets, taken at market value. The board of directors will be notified in the event borrowings exceed 10% of the Fund's total assets.

Short Selling. The Fund will not sell any security short if it would cause more than 5% of its total assets, taken at market value, to be sold short.

Investing For Control. The Fund does not invest for the purpose of exercising control or management of other companies.

Name Policy (All Funds Except Davis Growth Opportunity Fund). Under normal circumstances, Davis Financial Fund will invest at least 65% of its total assets in securities issued by companies in the financial services sector; Davis Real Estate Fund will invest at least 65% of its total assets in securities issued by companies in the real estate industry; and Davis Convertible Securities Fund will invest at least 65% of its total assets in convertible securities.

Beginning July 31, 2002, the Name Policy for each of these Funds will change from 65% of total assets to 80% of net assets plus any borrowing for investment purposes. Each Fund will comply with the Name Policy as of the time an investment is made. In the event that market fluctuations or shareholder actions cause a Fund's investments to fall below the Name policy limits, the Fund would act to remedy the situation as promptly as possible, normally within three business days. No Fund will be required to dispose of portfolio holdings or purchase additional investments immediately if the Adviser believes such action would subject the Fund to losses or unreasonable risks of loss.

Under normal circumstances, Davis Government Bond Fund and Davis Government Money Market Fund invest exclusively in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities. The Funds will also own other assets that are not investments.

The Funds comply with the Name Policy under normal circumstances. However, each Fund may depart from the Name Policy from time to time. For example, a Fund may depart from the Name Policy in response to unusually large cash inflows or redemptions, or to avoid losses in response to adverse market, economic, political, or other conditions.

Beginning July 31, 2002, Davis Financial Fund, Davis Real Estate Fund, Davis Convertible Securities Fund, Davis Government Bond Fund and Davis Government Money Market Fund will provide the Funds' shareholders with at least 60 days' prior notice before changing their Name Policies such that they would invest, under normal circumstances, less than 80% of their net assets plus any borrowing for investment purposes in financial companies, real estate companies, convertible securities and U.S. Government Securities and repurchase agreements collateralized with U.S. Government Securities (both Davis Government Bond Fund and Davis Government Money Market Fund), respectively.

SECTION II: KEY PERSONS

                           ORGANIZATION OF THE FUNDS

THE FUNDS. Davis Series, Inc., is an open-end, diversified management investment company incorporated in Maryland in 1976 and registered under the 1940 Act. Davis Series, Inc., is a series investment company that may issue multiple series, each of which would represent an interest in its separate portfolio. Davis Series, Inc., currently offers six series, Davis Growth Opportunity Fund, Davis Financial Fund, Davis Real Estate Fund, Davis Convertible Securities Fund, Davis Government Bond Fund and Davis Government Money Market Fund (a "Fund" or the "Funds"). On November 1, 1995, Davis Series, Inc., changed its name from Retirement Planning Funds of America, Inc., to Davis Series, Inc.

FUND SHARES. The Funds may issue shares in different classes. The Funds' shares are currently divided into four classes, Class A, Class B, Class C and Class Y shares. The Board of Directors may offer additional series or classes in the future and may at any time discontinue the offering of any series or class of shares. Each share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable. Each of the Funds' shares represents an interest in the assets of the Fund issuing the share and has identical voting, dividend, liquidation and other rights and the same terms and conditions as any other shares except that: (i) each dollar of net asset value per share is entitled to one vote, (ii) the expenses related to a particular class, such as those related to the distribution of each class and the transfer agency expenses of each class are borne solely by each such class, and (iii) each class of shares votes separately with respect to provisions of the Rule 12b-1 Distribution Plan that pertains to a particular class and other matters for which separate class voting is appropriate under applicable law. Each fractional share has the same rights, in proportion, as a full share. Shares do not have cumulative voting rights; therefore, the holders of more than 50% of the voting power of Davis Series, Inc., can elect all of the Directors of Davis Series, Inc. Due to the differing expenses of the classes, dividends of Class B and Class C shares are likely to be lower than for Class A shares, and are likely to be higher for Class Y shares than for any other class of shares. For more information about Class Y shares, call the Distributor at 1-800-279-0279 to obtain the Class Y prospectus.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the shareholders of the outstanding voting securities of an investment company, such as Davis Series, Inc., will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

In accordance with Maryland law and Davis Series Inc.'s bylaws, Davis Series, Inc., does not hold regular annual shareholder meetings. Shareholder meetings are held when they are required under the 1940 Act or when otherwise necessitated. Special shareholder meetings may be called upon the written request of shareholders of at least 25% of the voting power that could be cast at the meeting. The Funds will provide assistance in calling and holding such special meeting, in accordance with Maryland statutes and SEC rules and regulations then in effect.

                             DIRECTORS AND OFFICERS

The Board of Directors supervises the business and management of the Funds. The Board approves all significant agreements between the Funds and those companies that furnish services to the Funds. The names and addresses of the Directors and officers are set forth below, together with their principal business affiliations and occupations for the last five years. As indicated below, Directors and officers hold similar positions with the following Funds that are managed by the Adviser: Davis New York Venture Fund, Inc., Davis Series, Inc., Davis International Series, Inc., and Davis Variable Account Fund, Inc. (collectively the "Davis Funds"). As indicated below, certain Directors and officers may also hold similar positions with the following funds that are managed by the Adviser: Selected American Shares, Inc., Selected Special Shares, Inc., and Selected Capital Preservation Trust (collectively the "Selected Funds").


                                   DIRECTORS

WESLEY E. BASS, JR. (8/21/31), 710 WALDEN ROAD, WINNETKA, IL 60093. Director of each of the Davis Funds; President, Bass & Associates (a financial consulting firm); formerly First Deputy City Treasurer, City of Chicago, and Executive Vice President, Chicago Title and Trust Company.

JEREMY H. BIGGS (8/16/35),* TWO WORLD TRADE CENTER, 94TH FLOOR, NEW YORK, NY 10048. Director and Chairman of each of the Davis Funds; Director of the Van Eck Chubb Funds; Consultant to the Adviser; Vice Chairman, Head of Equity Research Department; Chairman of the U.S. Investment Policy Committee, and Member of the International Investment Committee of Fiduciary Trust Company International.

MARC P. BLUM (9/9/42), 233 EAST REDWOOD STREET, BALTIMORE, MD 21202. Director of each of the Davis Funds; Chief Executive Officer, World Total Return Fund, LLP; Counsel to Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (attorneys); Director, Mid-Atlantic Realty Trust and Legg Mason Trust, fsb (a federal savings bank organized under the laws of the United States).

ANDREW A. DAVIS (6/25/63),* 124 EAST MARCY STREET, SANTA FE, NM 87501. Director of each of the Davis Funds and Selected Funds; President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

CHRISTOPHER C. DAVIS (7/13/65),* 609 FIFTH AVENUE, NEW YORK, NY 10017. Director of each of the Davis Funds and Selected Funds; Chief Executive Officer, President, or Vice President of each Davis Fund and Selected Fund; Chairman and Chief Executive Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser's general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co., a registered broker/dealer; Director, Kings Bay Ltd., an offshore investment management company.

JERRY D. GEIST (5/23/34), 931 SAN PEDRO DRIVE S.E., ALBUQUERQUE, NM 87108. Director of each of the Davis Funds; Chairman, Santa Fe Center Enterprises; Chairman, Energy & Technology Company, Ltd.; Director, CH2M-Hill, Inc.; Member, Investment Committee for Microgeneration Technology Fund, UTECH Funds; Retired Chairman and President, Public Service Company of New Mexico.

D. JAMES GUZY (3/7/36), P.O. BOX 128, GLENBROOK, NV 89413. Director of each of the Davis Funds; Chairman, PLX Technology, Inc. (a manufacturer of semi-conductor circuits); Director, Intel Corp. (a manufacturer of semi-conductor circuits), Cirrus Logic Corp. (a manufacturer of semi-conductor circuits), Alliance Technology Fund (a mutual fund), Micro Component Technology, Inc.; and Novellus Systems, Inc. (a manufacturer of semi-conductor equipment).

G. BERNARD HAMILTON (3/18/37), AVANTI PARTNERS, P.O. BOX 1119, RICHMOND, VA 23218. Director of each of the Davis Funds; Managing General Partner, Avanti Partners, L.P.

LAURENCE W. LEVINE (4/9/31), WALSH & LEVINE, 40 WALL STREET, 24TH FLOOR, NY 10005. Director of each of the Davis Funds; Partner, Bigham, Englar, Jones and Houston (attorneys); United States Counsel to Aerolineas Argentina; Director, various private companies.

THEODORE B. SMITH, JR. (12/23/32), JOHN HASSALL, INC., WESTBURY, LONG ISLAND, NY 11590. Director of each of the Davis Funds; Chairman, President and CEO of John Hassall, Inc.; Managing Director John Hassall, Ltd.; Chairman of John Hassall Japan, Ltd.; Chairman of Cantrock Realty; Chairman of McCallum Die; Trustee, Deputy Mayor and Commissioner of Public Services for the Incorporated Village of Mill Neck.

CHRISTIAN R. SONNE (5/6/36), 207 WEST LAKE ROAD, TUXEDO PARK, NY 10987. Director of each of the Davis Funds; General Partner of Tuxedo Park Associates (a land holding and development firm); President and Chief Executive Officer of Mulford Securities Corporation (a private investment fund) until 1990; formerly Vice President of Goldman Sachs & Co. (investment banker).

MARSHA WILLIAMS (3/28/51), 725 LANDWEHR ROAD, NORTHBROOK, IL 60062. Director of each of the Davis Funds; a Director of each of the Selected Funds; Chief Administrative Officer of Crate & Barrel; Director, Modine Manufacturing, Inc.; Director, Chicago Bridge & Iron Company, M.V.; former Vice President and Treasurer, Amoco Corporation.

* Jeremy H. Biggs, Andrew A. Davis and Christopher C. Davis are considered to be "interested persons" of the Funds, as defined in the Investment Company Act. Andrew A. Davis and Christopher C. Davis are brothers.

                        DIRECTORS' COMPENSATION SCHEDULE

During the fiscal year ended December 31, 2000, the compensation paid to the Directors who are not considered to be interested persons of the Funds was as follows:

                                  AGGREGATE FUND                 TOTAL
                NAME               COMPENSATION         COMPLEX COMPENSATION(1)
                ----               ------------         -----------------------

Wesley E. Bass                      $18,100                    $54,000
Marc P. Blum                         19,250                     57,600
Jerry D. Geist                       18,100                     54,000
D. James Guzy                        18,100                     54,000
G. Bernard Hamilton                  18,100                     59,000
LeRoy E. Hoffberger(2)                7,745                     22,950
Laurence W. Levine                   18,100                     54,000
Theodore B. Smith, Jr.(3)             4,700                     18,500
Christian R. Sonne                   18,100                     54,000
Marsha Williams                      18,685                     86,300

(1) Complex compensation is the aggregate compensation paid for service as a Director by all mutual funds with the same investment adviser. There are seven registered investment companies in the complex.

(2) Mr. Hoffberger retired as a Director as of January 1, 2000, but still serves in a non-voting emeritus status.

(3) Mr. Smith became a Director of all the Davis Funds on December 5, 2000. Prior to that he served only as a director of Davis International Series, Inc.

                                    OFFICERS

KENNETH C. EICH (8/14/53), 2949 EAST ELVIRA ROAD, SUITE 101, TUCSON, AZ 85706. Vice President of each of the Davis Funds and Selected Funds; Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser; former President and Chief

Executive Officer of First of Michigan Corporation; former Executive Vice President and Chief Financial Officer of Oppenheimer Management Corporation.

SHARRA L. REED (9/25/66), 2949 EAST ELVIRA ROAD, SUITE 101, TUCSON, AZ 85706. Vice President, Treasurer and Assistant Secretary of each of the Davis Funds and Selected Funds; Vice President Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

THOMAS D. TAYS (3/7/57), 2949 EAST ELVIRA ROAD, SUITE 101, TUCSON, AZ 85706. Vice President and Secretary of each of the Davis Funds and Selected Funds; Vice President, General Counsel and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

ARTHUR DON (9/24/53), 111 EAST WACKER DRIVE, SUITE 2800, CHICAGO, IL 60601. Assistant Secretary of each of the Davis Funds and Selected Funds; Member, D'Ancona & Pflaum LLC, the Davis Fund's counsel.

The Davis Funds do not pay salaries to any of their officers. The Adviser performs certain services on behalf of the Davis Funds and is reimbursed by them for the costs of providing these services.

                       CERTAIN SHAREHOLDERS OF THE FUNDS

As of April 3, 2001, officers and directors owned the following percentages of each Class of shares issued by the Funds:

                                            Class A           Class B           Class C          Class Y
                                            -------           -------           -------          -------
Davis Growth Opportunity Fund               5.56%                 *                 *                *
Davis Government Bond Fund                  0.56%                 *                 *                *
Davis Government Money Market Fund          1.13%                 *                 *                *
Davis Financial Fund                        3.43%                 *                 *                *
Davis Convertible Securities Fund           1.75%                 *                 *                *
Davis Real Estate Fund                      4.85%                 *                 *                *

* Indicates that officers and directors as a group owned less than 1% of the outstanding shares of the indicated Class of shares.

The following table sets forth as of April 3, 2001, the name and holdings of each person known by Davis Series, Inc., to be a record owner of more than 5% of the outstanding shares of any Class of any of the Funds. Other than as indicated below, the Funds are not aware of any shareholder that beneficially owns in excess of 25% of the Funds' total outstanding shares.


                                                             PERCENT OF CLASS
NAME AND ADDRESS                                                OUTSTANDING

CLASS A SHARES

DAVIS GROWTH OPPORTUNITY FUND

SAC & CO.                                                          7.26%
80452131
12E 49TH Street, 41st Floor
New York, NY 10017

                                                             PERCENT OF CLASS
NAME AND ADDRESS                                                OUTSTANDING
----------------                                                -----------

DAVIS FINANCIAL FUND

Shelby Cullom Davis & Co.                                         16.52%
Investment # 3
609 5th Avenue, 11th Floor
New York, NY  10017-1021

Charles Schwab and Co., Inc.                                      10.87%
101 Montgomery St.
San Francisco, CA 94014-4122

Merrill Lynch Pierce Fenner & Smith                                5.93%
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

DAVIS REAL ESTATE FUND

Charles Schwab and Co., Inc.                                      12.49%
101 Montgomery St.
San Francisco, CA  94101-4122

Merrill Lynch Pierce Fenner & Smith                                6.27%
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

DAVIS CONVERTIBLE SECURITIES FUND

Shelby Cullom Davis & Co.                                         26.35%
Investment # 3
609 5th Avenue, 11th Floor
New York, NY  10017-1021

The Bank of New York, TRS for                                      7.18%
Shelby Cullom Davis
FBO the Bank of New York as Pledgee
One Wall Street
New York, NY 10005-2500

Prudential Securities Inc.                                         5.23%
Special Custody Acct for the Exclusive
Benefit of Customers - PC
Attn: Mutual Funds
One New York Plaza
New York, NY  10004-1901

                                                             PERCENT OF CLASS
NAME AND ADDRESS                                                OUTSTANDING
----------------                                                -----------

DAVIS GOVERNMENT MONEY MARKET FUND

Shelby Cullom Davis & Co.                                         69.23%
Investment # 3
609 5th Avenue, 11th Floor
New York, NY  10017-1021

Davis Selected Advisers, L.P.                                      6.11%
Attn: Ron Moore
124 East Marcy St.
P.O. Box 1688
Santa Fe, NM  87504-1688

CLASS B SHARES

DAVIS GROWTH OPPORTUNITY FUND

Merrill Lynch Pierce Fenner & Smith                               15.25%
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

DAVIS FINANCIAL FUND

Merrill Lynch Pierce Fenner & Smith                               23.52%
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

DAVIS REAL ESTATE FUND

Merrill Lynch Pierce Fenner & Smith                               22.17%
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

DAVIS CONVERTIBLE SECURITIES FUND

Merrill Lynch Pierce Fenner & Smith                               22.31%
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

DAVIS GOVERNMENT BOND FUND

Merrill Lynch Pierce Fenner & Smith                               39.25%
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

                                                             PERCENT OF CLASS
NAME AND ADDRESS                                                OUTSTANDING
----------------                                                -----------

CLASS C SHARES

DAVIS GROWTH OPPORTUNITY FUND

Merrill Lynch Pierce Fenner & Smith                               22.76%
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

DAVIS FINANCIAL FUND
Merrill Lynch Pierce Fenner & Smith                               27.09%
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

DAVIS REAL ESTATE FUND
Merrill Lynch Pierce Fenner & Smith                               12.98%
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

DAVIS CONVERTIBLE SECURITIES FUND
Merrill Lynch Pierce Fenner & Smith                               19.41%
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

Dean Witter FBO                                                    6.26%
Gary Ruben Inc. MP Plan
P.O. Box 250
New York, NY  10008-0250

DAVIS GOVERNMENT MONEY MARKET FUND
Wexford Clearing Service Corp FBO                                  7.11%
Nation Asset Management LTD
Washington Mall West
Reid Street - 4th Floor
Hamilton, HM11, Bermuda

Weiss Peck & Greer LLC                                             5.88%
897-00001-16
1 New York Plaza 31st Floor
Attn: Bruce Boyle
New York, NY 10004

DAVIS GOVERNMENT BOND FUND
Merrill Lynch Pierce Fenner & Smith                               40.75%
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

                                                             PERCENT OF CLASS
NAME AND ADDRESS                                                OUTSTANDING

CLASS Y SHARES

DAVIS GROWTH OPPORTUNITY FUND

Naidot & Co.                                                      90.49%
Bessemer Trust Company
100 Woodbridge Center Drive
Woodbridge, NJ  07095-1125

Merrill Lynch Pierce Fenner & Smith                                7.91%
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

DAVIS FINANCIAL FUND

Merrill Lynch Pierce Fenner & Smith                               74.36%
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

DAVIS REAL ESTATE FUND
Naidot & Co.                                                      57.07%
c/o Bessemer Trust Company
100 Woodbridge Center Drive
Woodbridge, NJ  07095-1125

Philip O. Geier, President                                        16.05%
Armard Hammer United World College
P.O. Box 248
Montezuma, NM  87731-0248

Abilene Christian University Endowment                             9.65%
Attn: Kent Rideout
ACU Box 29120
Abilene, TX  79699-0001

Merrill Lynch Pierce Fenner & Smith                                5.63%
Mutual Fund Operations
4800 Deerlake Drive East, Second Floor
Jacksonville, FL  32246-6484

DAVIS CONVERTIBLE SECURITIES FUND

Naidot & Co.                                                      94.36%
c/o Bessemer Trust Company
100 Woodbridge Center Drive
Woodbridge, NJ  07095-1125

                                                             PERCENT OF CLASS
NAME AND ADDRESS                                                OUTSTANDING

DAVIS GOVERNMENT BOND FUND

Merrill Lynch Pierce Fenner & Smith                               99.94%
Mutual Fund Operations
4800 Deerlake Drive East, 2nd Floor
Jacksonville, FL  32246-6484

                          INVESTMENT ADVISORY SERVICES

Davis Selected Advisers, L.P. (the "Adviser"), whose principal office is at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706, serves as investment adviser for Davis New York Venture Fund, Inc., Davis Series, Inc., Davis International Series, Inc., Davis Variable Account Fund, Inc. (collectively with the Funds, the "Davis Funds"), Selected American Shares, Inc., Selected Special Shares, Inc., and Selected Capital Preservation Trust (collectively the "Selected Funds"). The Adviser also provides advisory or sub-advisory services to other parties including other registered investment companies, private accounts, offshore funds, a hedge fund and managed money/wrap accounts. Davis Investments, LLC, is the Adviser's sole general partner. Christopher C. Davis is Chief Executive Officer of the Adviser and, as the sole member of Davis Investments, LLC, controls the Adviser. Davis Distributors, LLC ("the Distributor"), a subsidiary of the Adviser, serves as the distributor or principal underwriter of the Davis Funds and Selected Funds. Davis Selected Advisers - NY, Inc. ("Sub-Adviser"), a wholly owned subsidiary of the Adviser, performs investment management, research and other services for the Davis Funds and Selected Funds on behalf of the Adviser under sub-advisory agreements with the Adviser.

ADVISORY AGREEMENT. Pursuant to the Advisory Agreement, each Fund pays the Adviser a fee according to the following schedule:

Davis Growth Opportunity Fund, Davis Financial Fund, Davis Real Estate Fund, and Davis Convertible Securities Fund each pay the Adviser a monthly fee at an annual rate based on average net assets, as follows: 0.75% on the first $250 million of average net assets; 0.65% on the next $250 million of average net assets; and 0.55% on average net assets in excess of $500 million.

Davis Government Bond Fund pays the Adviser a fee at the annual rate of 0.50% of average net assets. Davis Government Money Market Fund pays the Adviser 0.50% on the first $250 million of average net assets; 0.45% on the next $250 million of average net assets; and 0.40% on average net assets in excess of $500 million.

These fees may be higher than those of most other mutual funds, but are not necessarily higher than those paid by funds with similar objectives. Under the Sub-Advisory Agreement with the Sub-Advisor, the Adviser pays all of the Sub-Advisor's direct and indirect costs of operations. All of the fees paid to the Sub-Advisor are paid by the Adviser and not the Funds.

Advisory fees are allocated among each Class of shares in proportion to each Class's relative total net assets.

The Funds paid the following aggregate advisory fees to the Adviser:

                                                                FISCAL YEAR ENDED
                                                                   DECEMBER 31,
                                                     2000              1999             1998
                                                     ------            ----             ------
DAVIS GROWTH OPPORTUNITY FUND                        $1,148,892          $806,845         $924,119
DAVIS FINANCIAL FUND                                  6,051,848         6,133,985        5,195,747
DAVIS REAL ESTATE FUND                                2,272,019         2,683,242        2,845,709
DAVIS CONVERTIBLE FUND                                1,847,527         2,003,319        1,960,290
DAVIS GOVERNMENT BOND FUND                              184,535           304,347          216,248
DAVIS GOVERNMENT MONEY MARKET FUND                    2,579,145         2,529,714        2,351,638

The Advisory Agreement also makes provisions for portfolio transactions and brokerage policies of the Funds, which are discussed above under "Portfolio Transactions."

In accordance with the provisions of the 1940 Act, the Advisory Agreement and Sub-Advisory Agreement will terminate automatically upon assignment and are subject to cancellation upon 60 days' written notice by Davis Series Inc.'s Board of Directors, the vote of the holders of a majority of the Funds' outstanding shares, or the Adviser. The continuance of the Advisory Agreement and Sub-Advisory Agreement must be approved at least annually by the Funds' Board of Directors or by the vote of holders of a majority of the outstanding shares of the Funds. In addition, any new agreement or the continuation of the existing agreement must be approved by a majority of Directors who are not parties to the agreement or interested persons of any such party.

Pursuant to the Advisory Agreement, the Adviser, subject to the general supervision of the Funds' Board of Directors, provides management and investment advice, and furnishes statistical, executive and clerical personnel, bookkeeping, office space and equipment necessary to carry out its investment advisory functions and such corporate managerial duties as requested by the Board of Directors of the Funds. The Funds bear all expenses other than those specifically assumed by the Adviser under the Advisory Agreement, including preparation of its tax returns, financial reports to regulatory authorities, dividend determinations, transaction and accounting matters related to its custodian bank, transfer agency, custodial and shareholder services, and qualification of its shares under federal and state securities laws. Each Fund pays or reimburses the Adviser for providing certain services, including accounting and administrative services, qualifying shares for sale with state agencies and shareholder services. Such payments or reimbursements are detailed below:

                                                          FISCAL YEAR ENDED
DECEMBER 31,
                                                 2000        1999        1998
                                                 ----        ----        ----
DAVIS GROWTH OPPORTUNITY FUND
Accounting and Administrative Services           $6,504     $6,504      $6,504
Qualifying Shares for Sale With State Agencies    9,996      9,996       9,996
Shareholder Services                             26,907     23,054      33,840

DAVIS FINANCIAL FUND
Accounting and Administrative Services           14,496     14,496      14,496
Qualifying Shares for Sale With State Agencies    9,996      9,996       9,996
Shareholder Services                            162,062    165,263      70,050

DAVIS REAL ESTATE FUND
Accounting and Administrative Services            9,504      9,504       9,504
Qualifying Shares for Sale With State Agencies    9,996      9,996       9,996
Shareholder Services                             44,238     57,797      75,161

DAVIS CONVERTIBLE SECURITIES FUND
Accounting and Administrative Services            7,500      7,500       7,500
Qualifying Shares for Sale With State Agencies    9,996      9,996       9,996
Shareholder Services                             21,610     25,721      32,827

DAVIS GOVERNMENT BOND FUND
Accounting and Administrative Services            2,496      2,496       2,496
Qualifying Shares for Sale With State Agencies    9,996      9,996       9,996
Shareholder Services                              5,032      7,095       8,135

DAVIS GOVERNMENT MONEY MARKET FUND
Accounting and Administrative Services           37,500     37,500      37,500
Qualifying Shares for Sale With State Agencies    9,996      9,996       9,996
Shareholder Services                             15,472     19,104      20,809


UNIQUE NATURE OF EACH FUND. The Adviser may serve as the investment adviser or sub-adviser to other funds that have investment objectives and principal investment strategies similar to those of the Davis Funds. While the Davis Funds may have many similarities to these other funds, their investment performance may differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

CODE OF ETHICS. The Adviser and the Davis Funds have adopted a Code of Ethics that regulates the personal securities transactions of the Adviser's investment personnel, other employees and affiliates with access to information regarding securities transactions of the Davis Funds. Such employees may invest in securities, including securities that may be purchased or held by the Davis Funds. A copy of the Code of Ethics is on public file with, and available from, the Securities and Exchange Commission.

                          DISTRIBUTION OF FUND SHARES

DISTRIBUTION PLANS. Each of the Davis Funds has adopted Distribution Plans under which Class A, Class B and Class C shares reimburse the Distributor for some of its distribution expenses. The Distribution Plans were approved by the Board of Directors of each Davis Fund in accordance with Rule 12b-1 under the 1940 Act. Rule 12b-1 regulates the manner in which a mutual fund may assume costs of distributing and promoting the sale of its shares. Payments pursuant to a Distribution Plan are included in the operating expenses of the Class.

CLASS A SHARES. Payments under the Class A Distribution Plan may be up to an annual rate of 0.25% of the average daily net asset value of the Class A shares. Such payments are made to reimburse the Distributor for the fees it pays to its salespersons and other firms for selling Class A shares, servicing its shareholders and maintaining its shareholder accounts. Normally, servicing fees are paid at the annual rate of 0.25% of the average net asset value of the accounts serviced and maintained on the books of each Davis Fund. In addition, when the Distributor pays a commission to a broker-dealer for purchases of $1 million or more of Class A shares, the Fund may reimburse the Distributor for this commission. The Fund will not reimburse this commission if the result would be that Class A shares would pay Distribution Plan fees in excess of 0.25% of average assets. Payments under the Class A Distribution Plan also may be used to reimburse the Distributor for other distribution costs (excluding overhead) not covered in any year by any portion of the sales charges the Distributor retains.

CLASS B SHARES. Payments under the Class B Distribution Plan are limited to an annual rate of 1% of the average daily net asset value of the Class B shares. In accordance with current applicable rules, such payments are also limited to 6.25% of gross sales of Class B shares plus interest at 1% over the prime rate on any unpaid amounts. The Distributor pays broker/dealers up to 4% in commissions on new sales of Class B shares. Up to an annual rate of 0.75% of the average daily net assets is used to reimburse the Distributor for these commission payments. Most or all of such commissions are reallowed to salespersons and to firms responsible for such sales. No commissions are paid by the Davis Funds with respect to sales by the Distributor to officers, directors and full-time employees of the Davis Funds, the Distributor, the Adviser, the Adviser's general partner, or the Sub-Adviser. Up to 0.25% of average net assets is used to reimburse the Distributor for the payment of service and maintenance fees to its salespersons and other firms for shareholder servicing and maintenance of its shareholder accounts.

CLASS C SHARES. Payments under the Class C Distribution Plan are also limited to an annual rate of 1% of the average daily net asset value of the Class C shares, and are subject to the same 6.25% and 1% limitations applicable to the Class B Distribution Plan. The entire amount of payments may be used to reimburse the Distributor for the payments of commissions, service and maintenance fees to its salespersons and other firms for selling new Class C shares, shareholder servicing and maintenance of its shareholder accounts.

CARRYOVER PAYMENTS. If, due to the foregoing payment limitations, any Davis Fund is unable to pay the Distributor the 4% commission on new sales of Class B shares, or the 1% commission on new sales of Class C shares, the Distributor intends, but is not obligated, to accept new orders for shares and pay commissions in excess of the payments it receives from the Fund. The Distributor intends to seek full payment from each Davis Fund of any excess amounts with interest at 1% over the prime rate at such future date, when and to the extent such payments on new sales would not be in excess of the limitations. Davis Funds are not obligated to make such payments; the amount (if any), timing and condition of any such payments are solely within the discretion of the Directors who are not interested persons of the Distributor or the Davis Funds, and have no direct or indirect financial interest in the Class B or C Distribution Plans (the "Independent Directors"). If any Davis Fund terminates its Class B share or Class C share Distribution Plan, the Distributor will ask the Independent Directors to take whatever action they deem appropriate with regard to the payment of any excess amounts. As of December 31, 2000, the cumulative totals of these carryover payments were:

CLASS B SHARES
                                         DOLLARS      % OF CLASS NET ASSETS
Davis Growth Opportunity Fund         $2,724,412                4.11%
Davis Financial Fund                  25,816,916                5.77%
Davis Real Estate Fund                12,717,870               14.07%
Davis Convertible Securities Fund      6,765,784                9.42%
Davis Government Bond Fund               886,192                5.11%

DAVIS GOVERNMENT MONEY MARKET FUND. With respect to Davis Government Money Market Fund, the Distribution Plan for each class of shares does not provide for any amounts to be paid by the Fund directly to the Distributor as either compensation or reimbursement for distributing shares of the Fund, but does authorize the use of the advisory fee for distribution to the extent such fee may be considered to be indirectly financing any activity or expense that is primarily intended to result in the sale of Fund shares.

ADDITIONAL INFORMATION CONCERNING THE DISTRIBUTION PLANS. In addition, to the extent that any investment advisory fees paid by the Davis Funds may be deemed to be indirectly financing any activity that is primarily intended to result in the sale of Fund shares within the meaning of Rule 12b-1, the Distribution Plans authorize the payment of such fees.

The Distribution Plans continue annually so long as they are approved in the manner provided by Rule 12b-1 or unless earlier terminated by vote of the majority of the Independent Directors or a majority of a Fund's outstanding Class of shares. The Distributor is required to furnish quarterly written reports to the Board of Directors detailing the amounts expended under the Distribution Plans. The Distribution Plans may be amended provided that all such amendments comply with the applicable requirements then in effect under Rule 12b-1. Currently, Rule 12b-1 provides that as long as the Distribution Plans are in effect, the Davis Funds must commit the selection and nomination of candidates for new Independent Directors to the sole discretion of the existing Independent Directors.

DEALER COMPENSATION. As described herein, dealers or others may receive different levels of compensation depending on which class of shares they sell. The Distributor may make expense reimbursements for special training of a dealer's registered representatives or personnel of dealers and other firms who provide sales or other services with respect to the Davis Funds and/or their shareholders, or to defray the expenses of meetings, advertising or equipment. Any such amounts may be paid by the Distributor from the fees it receives under the Class A, Class B and Class C Distribution Plans.

In addition, the Distributor may, from time to time, pay additional cash compensation or other promotional incentives to authorized dealers or agents who sell shares of the Davis Funds. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the Davis Funds during a specified period of time.

FUND SUPERMARKETS. The Davis Funds participate in various "Fund Supermarkets" in which a supermarket sponsor (usually a registered broker-dealer) offers many mutual funds to the supermarket sponsor's clients without charging the clients a sales charge. The Davis Funds pay the supermarket sponsor a negotiated fee for distributing the shares and for continuing services provided to their shareholders.

A portion of the supermarket sponsor's fee (that portion related to sales, marketing, or distribution of shares) is paid with fees authorized under the Distribution Plans.

A portion of the supermarket sponsor's fee (that portion related to shareholder services such as new account set-up, shareholder accounting, shareholder inquiries, transaction processing, and shareholder confirmations and reporting) is paid as a shareholder servicing fee of each Davis Fund. Each Davis Fund would typically be paying these shareholder servicing fees directly, were it not that the supermarket sponsor holds all customer accounts in a single omnibus account with each Davis Fund. The amount of shareholder servicing fees that a Davis Fund may pay to supermarket sponsors may not exceed the lesser of
(a) one-tenth of 1 percent of net assets held by such supermarket sponsors per year, or (b) the shareholder servicing costs saved by the Fund with the omnibus account (determined in the reasonable judgement of the Adviser).

If the supermarket sponsor's fees exceed the sum available from the Distribution Plans and shareholder servicing fees, then the Adviser pays the remainder out of its profits.

THE DISTRIBUTOR. Davis Distributors, LLC ("the Distributor"), 2949 East Elvira Road, Suite 101, Tucson, AZ 85706, is a wholly owned subsidiary of the Adviser, and pursuant to a Distributing Agreement acts as principal underwriter of the Davis Fund's shares on a continuing basis. By the terms of the Distributing Agreement, the Distributor pays for all expenses in connection with the preparation, printing and distribution of advertising and sales literature for use in offering the Davis Fund's shares to the public, including reports to shareholders to the extent they are used as sales literature. The Distributor also pays for the preparation and printing of prospectuses other than those forwarded to existing shareholders. The continuance and assignment provisions of the Distributing Agreement are the same as those of the Advisory Agreement.

The Distributor received the following amounts in total sales charges (which the Funds do not pay) on the sale of Class A shares:

                                                   FISCAL YEAR ENDED
                                                     DECEMBER 31,
                                            2000          1999          1998
                                            ----          ----          ----
DAVIS GROWTH OPPORTUNITY FUND           $118,884       $57,858      $369,205
     Amount Reallowed to Dealers         100,152        49,677       313,281

DAVIS FINANCIAL FUND                   1,716,842     1,456,334     5,418,760
     Amount Reallowed to Dealers       1,455,884     1,229,832     4,568,459

DAVIS REAL ESTATE FUND                   253,677       357,316     1,888,528
     Amount Reallowed to Dealers         223,647       302,241     1,593,635

DAVIS CONVERTIBLE SECURITIES FUND         95,370       233,781     1,238,727
     Amount Reallowed to Dealers          80,294       200,191     1,049,380

DAVIS GOVERNMENT BOND FUND                15,295        50,142        85,407
     Amount Reallowed to Dealers          12,380        43,129        74,035



Davis Government Money Market Fund does not charge a sales load for any class of shares.

For the year ended December 31, 2000, the Distributor received compensation on redemptions and repurchases of shares in the following amounts:

                                CLASS A SHARES  CLASS B SHARES   CLASS C SHARES
Davis Growth Opportunity Fund        N/A             $143,378        $3,344
Davis Financial Fund                 $269           1,995,396        70,915
Davis Real Estate Fund                295             434,376        16,856
Davis Convertible Fund                460             374,216         6,758
Davis Government Bond Fund         16,372             210,253         3,732


Davis Government Money Market Fund does not receive compensation on redemptions and repurchases.

The Distributor received the following amounts as reimbursements under the Distribution Plans:

FISCAL YEAR ENDED
                                                 DECEMBER 31,
                                      2000           1999             1998
                                      ----         -------         ---------
DAVIS GROWTH OPPORTUNITY FUND
Class A shares                      $141,860        $114,740         $141,000
Class B shares                       622,450         481,629          620,687
Class C shares                        82,645          34,846          38,471

DAVIS FINANCIAL FUND
Class A shares                       888,642         866,206          789,325
Class B shares                     3,662,809       4,177,902        3,305,680
Class C shares                       983,139         957,064          636,742

DAVIS REAL ESTATE FUND
Class A shares                       296,632         392,768          484,050
Class B shares                       862,486       1,198,831        1,477,840
Class C shares                       311,302         337,845          246,679

DAVIS CONVERTIBLE SECURITIES FUND
Class A shares                       156,846         227,169          275,435
Class B shares                       814,131         888,663          769,236
Class C shares                       180,688         225,161          209,203

DAVIS GOVERNMENT BOND FUND
Class A shares                        37,686          51,351           49,428
Class B shares                       188,704         327,123          197,911
Class C shares                        27,391          65,473          29,187


                       OTHER IMPORTANT SERVICE PROVIDERS

CUSTODIAN. State Street Bank and Trust Company ("State Street" or "Custodian"), 66 Brooks Drive, Braintree, MA 02184, serves as custodian of each Davis Fund's assets. The Custodian maintains all of the instruments representing the Davis Fund's investments and all cash. The Custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits the Davis Fund's assets in payment of their expenses, pursuant to instructions of officers or resolutions of the Board of Directors. The Custodian also provides certain fund accounting and transfer agent services.

AUDITORS. KPMG LLP ("KPMG"), 707 17th Street, Suite 2300, Denver, CO 80202, serves as independent auditors for each of the Davis Funds. The auditors consult on financial accounting and reporting matters, and meet with the Audit Committee of the Board of Directors. In addition, KPMG reviews federal and state income tax returns and related forms.

COUNSEL. D'Ancona & Pflaum LLC, 111 East Wacker Drive, Suite 2800, Chicago, IL 60601, serves as counsel to the Davis Funds and also serves as counsel for those members of the Board of Directors who are not affiliated with the Adviser.

SECTION III: CLASSES OF SHARES, PURCHASES, EXCHANGES AND REDEMPTIONS

                   SELECTING THE APPROPRIATE CLASS OF SHARES

Each of the Davis Funds offers four classes of shares. With certain exceptions described below, Class A shares are sold with a front-end sales charge at the time of purchase and are not subject to a sales charge when they are redeemed. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within six years after purchase. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. Class C shares are purchased at their net asset value per share without the imposition of a front-end sales charge but are subject to a 1% deferred sales charge if redeemed within one year after purchase, and do not have a conversion feature. The four classes of Davis Government Money Market Fund shares are available so as to enable investors to facilitate exchanges since, with the exception of exchanges from Class A shares to Class Y shares, shares may be exchanged only for shares of the same class. Davis Government Money Market shares are sold directly without sales charges; however, front-end or deferred sales charges may be imposed, in certain cases, upon their exchange into shares of other Davis Funds (see "Exchange of Shares").Class Y shares are offered to (i) trust companies, bank trusts, pension plans, endowments or foundations acting on behalf of their own account or one or more clients for which such institution acts in a fiduciary capacity and investing at least $5,000,000 at any one time ("Institutions"); (ii) any state, county, city, department, authority or similar agency that invests at least $5,000,000 at any one time ("Governmental Entities"); and (iii) any investor with an account established under a "wrap account" or other similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Distributor ("Wrap Program Investors"). Class Y shares are sold at net asset value without the imposition of Rule 12b-1 charges. Shares of the Davis Government Money Market Fund are offered at net asset value. However, in the case of certain exchanges, the Money Market Fund shares received may be subject to an escrow, pursuant to a Statement of Intention, or a contingent deferred sales load. See "Exchange of Shares."

Depending on the amount of the purchase and the anticipated length of time of the investment, investors may choose to purchase one Class of shares rather than another. Investors who would rather pay the entire cost of distribution, or sales charge, at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B or Class C shares, in which case 100% of the purchase price is invested immediately. The Davis Funds will not accept any purchase of Class B shares in the amount of $250,000 or more per investor. Such purchase must be made in Class A shares. Class C shares may be more appropriate for the short-term investor. The Davis Funds will not accept any purchase of Class C shares when Class A shares may be purchased at net asset value.

CLASS A SHARES. Class A shares of the Davis Funds (other than shares of Davis Government Money Market Fund) are sold at their net asset value plus a sales charge. The amounts of the sales charges are shown in the following table:

                                                                                             CUSTOMARY
                                         SALES CHARGE              CHARGE AS            CONCESSION TO YOUR
                                         AS PERCENTAGE      APPROXIMATE PERCENTAGE     DEALER AS PERCENTAGE
AMOUNT OF PURCHASE                     OF OFFERING PRICE      OF AMOUNT INVESTED         OF OFFERING PRICE
------------------                     -----------------      ------------------         -----------------
$99,999 or less..............................4-3/4%                     5.0%                     4%
$100,000 to $249,999.........................3-1/2%                     3.6%                     3%
$250,000 to $499,999.........................2-1/2%                     2.6%                     2%
$500,000 to $749,999.............................2%                     2.0%                 1-3/4%
$750,000 to $999,999.............................1%                     1.0%              3/4 of 1%
$1,000,000 or more...............................0%                     0.0%                    0%*

* On purchases of $1 million or more, the investor pays no front-end sales charge but a contingent deferred sales charge of 0.75% is imposed if shares purchased at net asset value without a sales load are redeemed within the first year after purchase. The Distributor may pay the financial service firm a commission during the first year after such purchase at an annual rate as follows:

                    PURCHASE AMOUNT                 COMMISSION
                  First   $3,000,000.................  .75%
                  Next    $2,000,000.................  .50%
                  Over    $5,000,000.................  .25%

Where a commission is paid for purchases of $1 million or more, such payment will be made from 12b-1 distribution fees received from the Davis Funds and, in cases where the limits of the distribution plan in any year have been reached, from the Distributor's own resources.

REDUCTION OF CLASS A SALES CHARGE. There are a number of ways to reduce the sales charge imposed on the purchase of the Davis Fund's Class A shares, as described below. These reductions are based upon the fact that there is less sales effort and expense involved with respect to purchases by affiliated persons and purchases made in large quantities. If you claim any reduction of sales charges, you or your dealer must so notify the Distributor (or State Street Bank and Trust if the investment is mailed to State Street Bank and Trust) when the purchase is made. Enough information must be given to verify that you are entitled to such right.

(1) FAMILY OR GROUP PURCHASES. Certain purchases made by or for more than one person may be considered to constitute a single purchase, including (i) purchases for family members, including spouses and children under 21,
     (ii) purchases by trust or other fiduciary accounts and purchases by Individual Retirement Accounts for employees of a single employer, and
     (iii) purchases made by an organized group of persons, whether incorporated or not, if the group has a purpose other than buying shares of mutual funds. For further information on group purchase reductions, contact the Adviser or your dealer.

(2) STATEMENTS OF INTENTION. Another way to reduce the sales charge is by signing a Statement of Intention ("Statement"). See Appendix B: "Terms and Conditions of a Statement of Intention." If you enter into a Statement of Intention you (or any "single purchaser") may state that you intend to invest at least $100,000 in the Funds' Class A shares over a 13-month period. The amount you say you intend to invest may include Class A shares that you already own (except purchases into Davis Government Money Market
     Fund) valued at the offering price, at the end of the period covered by the Statement. A Statement may be backdated up to 90 days to include purchases made during that period, but the total period covered by the Statement may not exceed 13 months.

     Shares having a value of 5% of the amount you state you intend to invest will be held "in escrow" to make sure that any additional sales charges are paid. If any of the Funds' shares are in escrow pursuant to a Statement and such shares are exchanged for shares of another Davis Fund, the escrow will continue with respect to the acquired shares.

     No additional sales charge will be payable if you invest the amount you have indicated. Each purchase under a Statement will be made as if you were buying the total amount indicated at one time. For example, if you indicate that you intend to invest $100,000, you will pay a sales charge of 3-1/2% on each purchase.

     If during the 13-month period you invest less than the amount you have indicated, you will pay an additional sales charge. For example, if you state that you intend to invest $250,000 and actually invest only $100,000, you will, by retroactive adjustment, pay a sales charge of 3-1/2%. The sales charge you actually pay will be the same as if you had purchased the shares in a single purchase.

     A Statement does not bind you to buy, nor does it bind the Adviser or Distributor to sell, the shares covered by the Statement.

(3) RIGHTS OF ACCUMULATION. Another way to reduce the sales charge is under a right of accumulation. This means that the larger purchase entitled to a lower sales charge does not have to be in dollars invested at one time. The larger purchases that you (or any "single purchaser") make at any one time can be determined by adding to the amount of a current purchase the value of Fund shares (at offering price) already owned by you.

     For example, if you owned $100,000 worth (at offering price) of shares (including Class A, B and C shares of all Davis Funds) and invest $5,000 in additional shares, the sales charge on that $5,000 investment would be 3-1/2%, not 4-3/4%.

(4) COMBINED PURCHASES WITH OTHER DAVIS FUNDS. Your ownership or purchase of Class A shares of other Davis Funds also may reduce your sales charges in connection with the purchase of the Funds' Class A shares. This applies to all three situations for reduction of sales charges discussed above.

     If a "single purchaser" decides to buy a Fund's Class A shares as well as Class A shares of any of the other Davis Funds at the same time, these purchases will be considered a single purchase for the purpose of calculating the sales charge. For example, a single purchaser can invest at the same time $100,000 in Davis New York Venture Fund's Class A shares and $150,000 in the Class A shares of Davis Financial Fund and pay a sales charge of 2-1/2%, not 3-1/2%.

     Similarly, a Statement of Intention for the Fund's Class A shares and for the Class A shares of the other Davis Funds may be aggregated. In this connection, the Funds' Class A shares and the Class A shares of the other Davis Funds that you already own, valued at the current offering price at the end of the period covered by your Statement of Intention, may be included in the amount you have stated you intend to invest pursuant to your Statement.

     Lastly, the right of accumulation also applies to the Class A, Class B and Class C shares of the other Davis Funds that you own. Thus, the amount of current purchases of the Fund's Class A shares that you make may be added to the value of the Class A shares of the other Davis Funds (valued at their current offering price) already owned by you in determining the applicable sales charge.

     In all of the above instances where you wish to assert this right of combining the shares you own of the other Davis Funds, you or your dealer must notify the Distributor (or State Street Bank and Trust, if the investment is mailed to State Street Bank and Trust) of the pertinent facts. Enough information must be given to permit verification as to whether you are entitled to a reduction in sales charges.

(5) PURCHASES FOR EMPLOYEE BENEFIT PLANS. Trustees or other fiduciary accounts and Individual Retirement Accounts ("IRA") of a single employer are treated as purchases of a single person. Purchases of and ownership by an individual and such individual's spouse under an IRA are combined with their other purchases and ownership.

(6) SALES AT NET ASSET VALUE. There are situations where the sales charge will not apply to the purchase of Class A shares. A sales charge is not imposed on these transactions either because the purchaser deals directly with the Fund (as in employee purchases), or because a responsible party (such as a financial institution) is providing the necessary services usually provided by a registered representative. However, if investors effect purchases in Fund shares through a broker or agent, the broker or agent may charge a fee. The sales charge will not apply to: (1) Class A shares purchased through the automatic reinvestment of dividends and distributions; (2) Class A shares purchased by directors, officers and employees of any fund for which the Adviser acts as investment adviser, or officers and employees of the Adviser, Sub-Adviser or Distributor, including former directors and officers and any spouse, child, parent, grandparent, brother or sister ("immediate family members") of all of the foregoing, and any employee benefit or payroll deduction plan established by or for such persons; (3) Class A shares purchased by any registered representatives, principals and employees (and any immediate family member) of securities dealers having a sales agreement with the Distributor; (4) initial purchases of Class A shares totaling at least $250,000 but less than $5,000,000, made at any one time by banks, trust companies and other financial institutions on behalf of one or more clients for which such institution acts in a fiduciary capacity; (5) Class A shares purchased by any single account covering a minimum of 250 eligible employees or participants (the Fund may, at its discretion, waive this 250 participant minimum; for example, the 250 participant minimum may be waived for certain financial institutions providing transfer agent and/or administrative services, or for fee-based mutual fund marketplace programs) and representing a defined benefit plan, defined contribution plan, cash or deferred plan qualified under 401(a) or 401(k) of the Internal Revenue Code, or a plan established under Section 403(b), 457 or 501(c)(9) of such Code, "rabbi trusts," or other nonqualified plans; (6) Class A shares purchased by persons participating in a "wrap account" or similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Fund's Distributor or by investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts, if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent; (7) Class A shares amounting to less than $5,000,000 purchased by any state, county, city, department, authority or similar agency; and (8) Shareholders making purchases in certain accounts offered by securities firms that have entered into contracts with the Fund and which charge fees based upon assets in the account. The Fund also may issue Class A shares at net asset value incident to a merger with or acquisition of assets of an investment company. The Fund occasionally may be provided with an opportunity to purchase substantially all the assets of a public or private investment company or to merge another such company into the Fund. This offers the Fund the opportunity to obtain significant assets. No dealer concession is involved. It is industry practice to effect such transactions at net asset value, as it would adversely affect the Fund's ability to do such transactions if the Fund had to impose a sales charge.

CLASS B SHARES. Class B shares are offered at net asset value, without a front-end sales charge. The Distributor receives and usually re-allows commissions to firms responsible for the sale of such shares. With certain exceptions described below, the Davis Funds (except for Davis Government Money Market Fund) impose a deferred sales charge of 4% on shares redeemed during the first year after purchase, 3% on shares redeemed during the second or third year after purchase, 2% on shares redeemed during the fourth or fifth year after purchase and 1% on shares redeemed during the sixth year after purchase. However, on Class B shares of the Funds that are acquired in exchange from Class B shares of other Davis Funds that were purchased prior to December 1, 1994, the Funds will impose a deferred sales charge of 4% on shares redeemed during the first calendar year after purchase; 3% on shares redeemed during the second calendar year after purchase; 2% on shares redeemed during the third calendar year after purchase; and 1% on shares redeemed during the fourth calendar year after purchase; and no deferred sales charge is imposed on amounts redeemed after four calendar years from purchase. Class B shares will be subject to a maximum Rule 12b-1 fee at the annual rate of 1% of the class' average daily net asset value. The Davis Funds will not accept any purchase of Class B shares in the amount of $250,000 or more per investor.

Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front-end sales charge. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under a private Internal Revenue Service Ruling, such a conversion will not constitute a taxable event under the federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B shareholders. In addition, certain Class B shares held by certain defined contribution plans automatically convert to Class A shares based on increases of plan assets.

CLASS B SPECIAL DISTRIBUTION ARRANGEMENTS. Class B shares of the Davis Funds are made available to Retirement Plan Participants such as 401K or 403B Plans at net asset value with the waiver of Contingent Deferred Sales Charge ("CDSC"). To qualify for the waiver the Retirement Plan must enter into an agreement with a Sponsoring Financial Institution that has entered into an arrangement with Davis Funds to waive the CDSC sales of Class B shares to qualifying Retirement Plans. For example, Class B shares of the Davis Funds are made available to Retirement Plan Participants such as 401K or 403B Plans at net asset value with the waiver of Contingent Deferred Sales Charge ("CDSC") if:

(i) the Retirement Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Retirement Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Retirement Plan has less than $3 million in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Services Agreement between Merrill Lynch and the Funds' principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

(ii) the Retirement Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract of alliance arrangement with Merrill Lynch, and on the date the Retirement Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Retirement Plan has less than $3 million in assets, excluding money market funds, invested in Applicable Investments; or

(iii)the Retirement Plan has less than 500 eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the Retirement Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

Retirement Plans record-kept on a daily basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch that are currently investing in Class B shares of the Davis Mutual Funds convert to Class A shares once the Retirement Plan has reached $5 million invested in Applicable Investments. The Retirement Plan will receive a Retirement Plan level share conversion. The Funds may make similar exceptions for other financial institutions sponsoring or administering similar benefit plans.

CLASS C SHARES. Class C shares are offered at net asset value without a sales charge at the time of purchase. Class C shares redeemed within one year of purchase will be subject to a 1% charge upon redemption. Class C shares do not have a conversion feature. The Davis Funds will not accept any purchases of Class C shares when Class A shares may be purchased at net asset value.

The Distributor will pay a commission to the firm responsible for the sale of Class C shares. No other fees will be paid by the Distributor during the one-year period following purchase. The Distributor will be reimbursed for the commission paid from 12b-1 fees paid by the Funds during the one-year period. If Class C shares are redeemed within the one-year period after purchase, the 1% redemption charge will be paid to the Distributor. After Class C shares have been outstanding for more than one year, the Distributor will make quarterly payments to the firm responsible for the sale of the shares in amounts equal to 0.75% of the annual average daily net asset value of such shares for sales fees and 0.25% of the annual average daily net asset value of such shares for service and maintenance fees.

CONTINGENT DEFERRED SALES CHARGES. Any contingent deferred sales charge ("CDSC") imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of (i) the net asset value of the shares redeemed, or
(ii) the original cost of such shares. No CDSC is imposed when you redeem amounts derived from (a) increases in the value of shares redeemed above the net cost of such shares, or (b) certain shares with respect to which the Funds did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions. Upon request for a redemption, shares not subject to the CDSC will be redeemed first. Thereafter, shares held the longest will be redeemed.

The CDSC on Class A, B and C shares that are subject to a CDSC will be waived if the redemption relates to the following: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including registered joint owner) occurring after the purchase of the shares being redeemed; (b) in the event of the death of the shareholder (including a registered joint owner); (c) for redemptions made pursuant to an automatic withdrawal plan in an amount, if the aggregate value of the redeemed shares does not exceed 12% of the account's value on an annual basis; (d) for redemptions from a qualified retirement plan or IRA that constitute a tax-free return of excess contributions to avoid tax penalty; (e) on redemptions of shares sold to directors, officers and employees of any fund for which the Adviser acts as investment adviser, or officers and employees of the Adviser, Sub-Adviser or Distributor, including former directors and officers and immediate family members of all of the foregoing, and any employee benefit or payroll deduction plan established by or for such persons; and (f) on redemptions pursuant to the right of the Funds to liquidate a shareholder's account if the aggregate net asset value of the shares held in such account falls below an established minimum amount.

Shares in different Davis Funds may be exchanged at relative net asset value; however, if any Davis Fund shares being exchanged are subject to a sales charge, Statement of Intention or other limitation, the limitation will continue to apply to the shares received in the exchange. When an investor exchanges Class B or Class C shares in a Davis Fund for shares in Davis Government Money Market Fund, the holding period for any deferred sales charge does not continue during the time that the investor owns Davis Government Money Market Fund shares. For example, Class B shares are subject to a declining sales charge for six years. Any period that an investor owns shares of Davis Government Money Market Fund will be added to the six-year declining sales charge period. Class A shares sold at net asset value subject to a deferred sales charge will continue to age while invested in Davis Government Money Market Fund shares.

CLASS Y SHARES. Class Y shares are offered through a separate Prospectus to (i) trust companies, bank trusts, endowments, pension plans or foundations ("Institutions") acting on behalf of their own account or one or more clients for which such Institution acts in a fiduciary capacity and investing at least $5,000,000 at any one time; (ii) any state, county, city, department, authority or similar agency that invests at least $5,000,000 ("Government Entities"); and
(iii) any investor with an account established under a "wrap account" or other similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Davis Fund's Distributor ("Wrap Program Investors"). Wrap Program Investors may only purchase Class Y shares through the sponsors of such programs who have entered into agreements with Davis Distributors, LLC.

Wrap Program Investors should be aware that both Class A and Class Y shares are made available by the Davis Funds at net asset value to sponsors of wrap programs. However, Class A shares are subject to additional expenses under the Fund's Rule 12b-1 Plan and sponsors of wrap programs utilizing Class A shares are generally entitled to payments under the Plan. If the sponsor has selected Class A shares, investors should discuss these charges with their program's sponsor and weigh the benefits of any services to be provided by the sponsor against the higher expenses paid by Class A shareholders.

                             HOW TO PURCHASE SHARES

You can purchase Class A, Class B or Class C shares of any Davis Fund from any dealer or other person having a sales agreement with the Distributor. Class Y shares are offered only to certain qualified purchasers, as described below.

There are three ways to make an initial investment of Class A, Class B or Class C shares in the Davis Funds. One way is to fill out the Application Form and mail it to State Street Bank and Trust Company ("State Street Bank and Trust") at the address on the Form. Your dealer or sales representative will help you fill out the Form. The dealer must also sign the Form. All purchases made by check (minimum $1,000, except $250 for retirement plans) should be in U.S. dollars and made payable to THE DAVIS FUNDS, or, in the case of a retirement account, to the custodian or trustee. THIRD-PARTY CHECKS WILL NOT BE ACCEPTED. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days.

The second way to make an initial investment is to have your dealer order and remit payment for the shares on your behalf. The dealer can also order the shares from the Distributor by telephone or wire.

The third way to purchase shares is by wire. Shares may be purchased at any time by wiring federal funds directly to State Street Bank and Trust. Prior to an initial investment by wire, the shareholder should telephone Davis Distributors, LLC, at 1-800-279-0279 to advise them of the investment amount, class of shares and obtain an account number. A completed Application Form should be mailed to State Street Bank and Trust after the initial wire purchase. To assure proper credit, the wire instructions should be made as follows:

                         State Street Bank and Trust Company
                         Boston, MA  02210
                         Attn.: Mutual Fund Services
                         DAVIS SERIES, INC.
                         (Please Specify Fund)
                         Shareholder Name
                         Shareholder Account Number
                         Federal Routing Number 011000028
                         DDA Number 9904-606-2

After your initial investment, you can make additional investments of at least $25. Simply mail a check payable to THE DAVIS FUNDS to State Street Bank and Trust Company, c/o The Davis Funds, P.O. Box 8406, Boston, MA 02266-8406. For overnight delivery, please send your check to State Street Bank and Trust Company, c/o The Davis Funds, 66 Brooks Drive, Braintree, MA 02184. THIRD-PARTY CHECKS WILL NOT BE ACCEPTED. The check should be accompanied by a purchase form that State Street Bank and Trust will provide with each confirmation statement. If you do not have a purchase form, include a letter with your check stating the name of the Fund, the class of shares you wish to buy and your account number.

CERTIFICATES. The Davis Funds do not issue certificates for any Class of shares. Instead, shares purchased are automatically credited to an account maintained for you on the books of the Davis Funds by State Street Bank and Trust. You will receive a statement showing the details of the transaction and any other transactions you had during the current year each time you add to or withdraw from your account.

                                SPECIAL SERVICES

PROTOTYPE RETIREMENT PLANS. The Distributor and certain qualified dealers have available prototype retirement plans (e.g., profit sharing, money purchase, Simplified Employee Pension ("SEP") plans, model 403(b) and 457 plans for charitable, educational and governmental entities) sponsored by the Davis Funds for corporations and self-employed individuals. The Distributor and certain qualified dealers also have prototype Individual Retirement Account ("IRA") plans (deductible IRAs, non-deductible IRAs, including "Roth IRAs" and educational IRAs) and SIMPLE IRA plans for both individuals and employers. These plans utilize the shares of the Davis Funds as their investment vehicle. State Street Bank and Trust acts as custodian or trustee for certain retirement plans, and charges the participant an annual maintenance fee of $10 per social security number regardless of the number of plans established. The maintenance fee will be redeemed automatically at year-end from your account, unless you elect to pay the fee directly prior to that time.

AUTOMATIC INVESTMENT PROGRAM. You may arrange for automatic monthly investing whereby State Street Bank and Trust will be authorized to initiate a debit to your bank account of a specific amount (minimum $25) each month that will be used to purchase the Funds' shares. The account minimums of $1,000 for non-retirement accounts and $250 for retirement accounts will be waived, if pursuant to the automatic investment program the account balance will meet the minimum investment requirements within 12 months of the initial investment. For banking institutions that are members of the Automated Clearing House system
(ACH), such purchases can be processed electronically on any day of the month between the fifth and the 28th. After each automatic investment, you will receive a transaction confirmation from State Street Bank and Trust and the debit should be reflected on your next bank statement. You may terminate the Automatic Investment Program at any time. If you desire to utilize this program, you may complete the appropriate section of the Application Form. Once you have established your account, you may use the Account Service Form to establish this program or submit a letter of instruction signed by the account owner(s). Class Y shares are not eligible to participate in the Automatic Investment Program.

DIVIDEND DIVERSIFICATION PROGRAM. You also may establish a dividend diversification program that allows you to have all dividends and any other distributions automatically invested in shares of one or more of the Davis Funds, subject to state securities law requirements and the minimum investment requirements. You must receive a current prospectus for the other Davis Funds prior to investment. Shares will be purchased at the chosen Davis Fund's net asset value on the dividend payment date. A dividend diversification account must be in the same registration as the distributing Fund account and must be of the same class of shares. All accounts established or utilized under this program must have a minimum initial value, and all subsequent investments must be at least $25. This program can be amended or terminated at any time, upon at least 60 days' notice. If you would like to participate in this program, you may complete the appropriate section of the Application Form. Once you have established your account, you may use the Account Service Form to establish this program or submit a letter of instruction signed by the account owner(s). Class Y shares are not eligible to participate in the Dividend Diversification Program.

TELEPHONE PRIVILEGE. Unless you have provided in your application that the telephone privilege is not to be available, the telephone privilege is automatically available under certain circumstances for exchanging shares and for redeeming shares. BY EXERCISING THE TELEPHONE PRIVILEGE TO SELL OR EXCHANGE SHARES, YOU AGREE THAT THE DISTRIBUTOR SHALL NOT BE LIABLE FOR FOLLOWING TELEPHONE INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE. Reasonable procedures will be employed to confirm that such instructions are genuine and if not employed, the Davis Funds may be liable for unauthorized instructions. Such procedures will include a request for personal identification (account or social security number) and tape recording of the instructions. You should be aware that during unusual market conditions we might have difficulty in accepting telephone requests, in which case you should contact us by mail.

                               EXCHANGE OF SHARES

GENERAL. The exchange privilege is a convenient way to buy shares in other Davis Funds in order to respond to changes in your goals or in market conditions. If such goals or market conditions change, the Davis Funds offer a variety of investment objectives, call our customer service department for details. However, the Davis Funds are intended as long-term investments and are not intended for short-term trades. Shares of a particular class of a Davis Fund may be exchanged only for shares of the same class of another Davis Fund, some Class A shareholders maybe eligible to purchase Class Y shares and exchange their shares for Class Y shares of the same Fund. All of the Davis Funds offer Class A, Class B, Class C and Class Y shares. The shares to be received upon exchange must be legally available for sale in your state. For Class A, Class B or Class C shares the net asset value of the initial shares being acquired must meet the required minimum of $1,000 (and $250 for retirement accounts) unless such exchange is under the Automatic Exchange Program described below. For Class Y shares the net asset value of the initial shares being acquired must be at least $5,000,000 for Institutions and Government Entities or minimums set by wrap program sponsors.

Shares may be exchanged at relative net asset value without any additional charge. However, if any shares being exchanged are subject to an escrow or segregated account pursuant to the terms of a Statement of Intention or a CDSC, such shares will be exchanged at relative net asset value, but the escrow or segregated account will continue with respect to the shares acquired in the exchange. In addition, the terms of any CDSC, or redemption fee applicable at the time of exchange, will continue to apply to any shares acquired upon exchange. Exchanges of Class A shares of Davis Government Money Market Fund into Class A shares of another Davis Fund will be made at the public offering price of the acquired shares (which includes the applicable front-end sales load) unless such shares were acquired by exchange of shares on which you have already paid a sales charge.

Before you decide to make an exchange, you must obtain the current prospectus of the desired Fund. Call your broker or the Distributor for information and a prospectus for any of the other Davis Funds registered in your state. Read the prospectus carefully. If you decide to exchange your shares, contact your broker-dealer, the Distributor, or send State Street Bank and Trust a written unconditional request for the exchange and follow the instructions regarding delivery of share certificates contained in the section on "Redemption of Shares." An unconditional request does not specify an exchange date, price or other condition for the execution of the exchange. A medallion signature guarantee is not required for such an exchange. However, if shares are also redeemed for cash in connection with the exchange transaction, a medallion signature guarantee may be required. A medallion signature guarantee is a written confirmation from an eligible guarantor institution, such as a securities broker-dealer or a commercial bank, that the signature(s) on the account is (are) valid. Unfortunately, no other form of signature verification can be accepted. Your dealer may charge an additional fee for handling an exercise of the exchange privilege.

An exchange involves both a redemption and a purchase, and normally both are done on the same day. However, in certain instances such as where a large redemption is involved, the investment of redemption proceeds into shares of other Davis Funds may take up to seven days. For federal income tax purposes, exchanges between Davis Funds are treated as a sale and purchase. Therefore, there will usually be a recognizable capital gain or loss due to an exchange. An exchange between different classes of the same Fund is not a taxable event.

The number of times you may exchange shares among the Davis Funds within a specified period of time may be limited at the discretion of the Distributor. Currently, more than four exchanges out of a Fund during a 12-month period are not permitted without the prior written approval of the Distributor. The Davis Funds reserve the right to terminate or amend the exchange privilege at any time upon 60 days' notice.

SEGREGATION OF DAVIS GOVERNMENT MONEY MARKET FUND SHARES. In order to secure the payment of any sales charge or CDSC that may be due on shares exchanged into shares of Davis Government Money Market Fund, the number of shares equal in value to the sales charge are segregated and separately maintained in Davis Government Money Market Fund. The purpose of the segregation is to assure that redemptions utilizing the Davis Government Money Market Fund check writing privilege do not deplete the account without payment of any applicable sales charge and therefore no draft will be honored for liquidation of shares in excess of the shares in the Davis Government Money Market Fund account that are free of segregation.

BY TELEPHONE. You may exchange shares by telephone into accounts with identical registrations and the same share class. Please see the discussion of procedures with respect to telephone instructions in the section entitled "Telephone Privilege," as such procedures are also applicable to exchanges.

AUTOMATIC EXCHANGE PROGRAM. The Davis Funds also offers an automatic monthly exchange program. All accounts established or utilized under this program must have the same registration and the same share class, and a minimum initial value of at least $250. All subsequent exchanges must have a value of at least $25. Each month, shares will be simultaneously redeemed and purchased at the chosen Fund's applicable price. If you would like to participate in this program, you may complete the appropriate section of the Application Form. Once you have established your account, you may use the Account Service Form or a letter of instruction signed by the account owner(s) to establish this program.

                              REDEMPTION OF SHARES

GENERAL. You can redeem, or sell back to any Davis Fund, all or part of your shares at any time at net asset value less any applicable sales charges. You can do this by sending a written request to State Street Bank and Trust Company, c/o The Davis Funds, P.O. Box 8406, Boston, MA 02266-8406, indicating how many of your shares or what dollar amount you want to redeem. If more than one person owns the shares to be redeemed, all owners must sign the request. The signatures on the request must correspond to the account from which the shares are being redeemed.

Sometimes State Street Bank and Trust needs more documents to verify authority to make a redemption. This usually happens when the owner is a corporation, partnership or fiduciary (such as a trustee or the executor of an estate), or if the person making the request is not the registered owner of the shares.

In the past the Davis Funds issued certificates and some are still outstanding. If shares to be redeemed are represented by a certificate, the certificate must be sent to State Street Bank and Trust with a letter of instruction signed by all account owner(s).

For the protection of all shareholders, the Davis Funds also require that signatures appearing on a letter of instruction, stock power or redemption request where the proceeds would be more than $100,000 mailed to the address of record, must be medallion signature-guaranteed by an eligible guarantor institution, such as a securities broker-dealer or a commercial bank. In some situations where corporations, trusts or estates are involved, additional documents such as a certified copy of the corporate resolution, may be necessary to effect the redemption. The transfer agent may reject a request from any of the foregoing eligible guarantors, if such guarantor does not satisfy the transfer agent's written standards or procedures, or if such guarantor is not a member or participant of a medallion signature guarantee program or does not reimburse in the case of fraud. This provision also applies to exchanges when there is also a redemption for cash. A medallion signature guarantee on redemption requests where the proceeds would be $100,000 or less is not required, provided that such proceeds are being sent to the address of record and, in order to ensure authenticity of an address change, such address of record has not been changed within the last 30 days.

Redemption proceeds are normally paid to you within seven days after State Street Bank and Trust receives your proper redemption request. Payment for redemptions can be suspended under certain emergency conditions determined by the SEC, or if the New York Stock Exchange is closed for other than customary or holiday closings. If any of the shares redeemed were just bought by you, payment to you may be delayed until your purchase check has cleared (which usually takes up to 15 days from the purchase date). You can avoid any redemption delay by paying for your shares with a bank wire or federal funds.

Redemptions are ordinarily paid to you in cash. However, the Board of Directors is authorized to decide if conditions exist making cash payments undesirable (although the Board has never reached such a decision). If the Board of Directors should decide to make payments other than in cash, redemptions could be paid in securities, valued at the value used in computing a Fund's net asset value. There would be brokerage costs incurred by the shareholder in selling such redemption proceeds. We must, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net asset value, whichever is smaller, during any 90-day period for any one shareholder.

Your shares also may be redeemed through participating dealers. Under this method, the Distributor repurchases the shares from your dealer, if your dealer is a member of the Distributor's selling group. Your dealer may, but is not required to, use this method in selling back your shares and may place a repurchase request by telephone or wire. Your dealer may charge you a service fee or commission. No such charge is incurred if you redeem your own shares through State Street Bank and Trust rather than having a dealer arrange for a repurchase.

REDEEMING SHARES IN DAVIS GOVERNMENT MONEY MARKET FUND. You may request redemption of part or all of your shares in Davis Government Money Market Fund by mail by sending your request to State Street Bank and Trust Company, c/o Davis Funds, P.O. Box 8406, Boston, MA 02266-8406. You may also redeem shares through the Check Writing Privilege or by Expedited Redemption Privilege to a pre-designated bank account. Normally, except for payment to a pre-designated bank account, State Street Bank and Trust will send payment for Davis Government Money Market Fund shares redeemed within three business days, but in no event, later than seven days, after receipt of a redemption request in proper form. Redemption of Davis Government Money Market Fund shares that were acquired by exchange from shares subject to a contingent deferred sales charge may be subject to such a charge. Shares exchanged into Davis Government Money Market Fund are subject to segregation to assure payment of any sales charges that may be due upon redemption.

DAVIS GOVERNMENT MONEY MARKET FUND CHECK WRITING PRIVILEGE, CLASS A SHARES. For Davis Government Money Market Fund (Class A shares only) accounts other than retirement plans and IRAs, State Street Bank and Trust will provide, upon request, forms of drafts to be drawn on your regular account that will clear through State Street Bank and Trust. These drafts may be made payable to the order of any person in any amount not less than $100. When a draft is presented to State Street Bank and Trust for payment, State Street Bank and Trust will redeem a sufficient number of full and fractional shares in your account to cover the amount of the draft. This enables you to continue earning daily income dividends until the draft has cleared.

If you elect to use this method of redemption, please so signify on the Check Writing Privilege Form. You will be subject to State Street Bank and Trust's rules and regulations governing such drafts, including the right of State Street Bank and Trust not to honor drafts in amounts exceeding the value of the regular account at the time they are presented for payment. Drafts in excess of the value of the Davis Government Money Market Fund regular account cannot be honored by redemption of any other Fund account. The Company and State Street Bank and Trust reserve the right to modify or terminate this service at any time.

A shareholder may issue a "Stop Payment" on any draft by calling State Street Bank and Trust at (617) 847-8543. The "Stop Payment" order will become effective if it is given on a timely basis pursuant to the "Stop Payment" rules in effect at State Street Bank and Trust with respect to their regular checking accounts.

If a shareholder seeks to use the check writing privilege or expedited redemption privilege to a pre-designated bank account to redeem Davis Government Money Market Fund shares recently purchased by check (whether by regular or expedited method), the Fund will refuse to accept telephone redemption requests when made and to honor redemption drafts when presented unless it is then reasonably assured of the collection of the check representing the purchase (normally up to 15 days after receipt of such check). This result can be avoided by investing by wire.

FEDERAL FUNDS WIRE. You may be eligible to have your redemption proceeds electronically transferred to a commercial bank account by federal funds wire. There is a $5 charge by State Street Bank and Trust for wire service, and receiving banks also may charge for this service. Redemption by federal funds wire is usually credited to your bank account on the next business day after the sale. Alternatively, redemption through Automated Clearing House will usually arrive at your bank two banking days after the sale. To have redemption proceeds sent by federal funds wire to your bank, you must first fill out the "Banking Instruction" section on the account application form and attach a voided check or deposit slip. If the account has already been established, an Account Service Form or letter of instruction must be submitted with a medallion guarantee and a copy of a voided check or deposit slip.

BY TELEPHONE. You can redeem shares by telephone and receive a check by mail, but please keep in mind:

      The check can only be issued for up to $100,000;
      The check can only be issued to the registered owner(s);
      The check can only be sent to the address of record; and Your current address of record must have been on file for 30 days.

AUTOMATIC WITHDRAWAL PLAN. Under the Automatic Withdrawal Plan, you can instruct State Street Bank and Trust to sell a set dollar or percentage amount each month or each quarter. Your account must have a value of at least $10,000 to start a plan.

When you participate in this plan, shares are sold so that you will receive payment by one of three methods:

First, you may receive funds at the address of record provided that this address has been unchanged for a period of not less than 30 days. These funds are sent by check on or after the 25th day of the month.

Second, you also may choose to receive funds by Automated Clearing House (ACH) to the banking institution of your choice. You may elect an ACH draft date between the 5th and the 28th days of the month. You must complete the appropriate section of the Application Form. Once your account has been established, you must submit a letter of instruction with a medallion signature guarantee.

Third, you may have funds sent by check to a third party at an address other than the address of record. You must complete the appropriate section of the Application Form. Once your account has been established, you must submit a letter of instruction with a medallion signature guarantee to designate a third-party payee.

Withdrawals involve redemption of shares and may produce gain or loss for income tax purposes. Shares of the Funds initially acquired by exchange from any of the other Davis Funds will remain subject to an escrow or segregated account to which any of the exchanged shares were subject. If you utilize this program, any applicable CDSCs will be imposed on such shares redeemed. Purchase of additional shares concurrent with withdrawals may be disadvantageous to you because of tax and sales load consequences. If the amount you withdraw exceeds the dividends on your shares, your account will suffer depletion. You may terminate your Automatic Withdrawal Plan at any time without charge or penalty. The Davis Funds reserve the right to terminate or modify the Automatic Withdrawal Plan at any time. Class Y shares are not eligible for the Automatic Withdrawal Plan.

INVOLUNTARY REDEMPTIONS. To relieve the Davis Funds of the cost of maintaining uneconomical accounts, any Davis Fund may effect the redemption of shares at net asset value in any account if the account, due to shareholder redemptions, has a value of less than $250. At least 60 days prior to such involuntary redemption, the Davis Funds will mail a notice to the shareholder so that an additional purchase may be effected to avoid such redemption.

SUBSEQUENT REPURCHASES. After some or all of your shares are redeemed or repurchased, you may decide to put back all or part of your proceeds into same Davis Fund and the same Class of shares. Any such shares will be issued without sales charge at the net asset value next determined after you have returned the amount of your proceeds. In addition, any applicable CDSC assessed on such shares will be returned to the account. Shares will be deemed to have been purchased on the original purchase date for purposes of calculating the CDSC and the conversion period. This can be done by sending State Street Bank and Trust or the Distributor a letter of instruction signed by the account owner(s), together with a check for the reinstatement amount. The letter must be received, together with the payment, within 60 days after the redemption or repurchase. You can only use this privilege once.

SECTION IV: GENERAL INFORMATION

                        DETERMINING THE PRICE OF SHARES

NET ASSET VALUE. The net asset value per share of each Class of shares is determined daily by dividing the total value of investments and other assets, less any liabilities, by the total outstanding shares. The net asset value of each Fund is determined daily as of the earlier of the close of the New York Stock Exchange (the "Exchange") or 4 p.m. Eastern Standard Time on each day that the Exchange is open for trading.

The price per share for purchases or redemptions made directly through State Street Bank and Trust is generally the value next computed after State Street Bank and Trust receives the purchase order or redemption request. In order for your purchase order or redemption request to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4 p.m. Eastern Standard Time, and (ii) promptly transmit the order to State Street Bank and Trust. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders or redemption requests to State Street Bank and Trust so that you may receive the same day's net asset value. Note that in the case of redemptions and repurchases of shares owned by corporations, trusts or estates, or of shares represented by outstanding certificates, State Street Bank and Trust may require additional documents to effect the redemption and the applicable price will be determined as of the close of the next computation following the receipt of the required documentation or outstanding certificates. See "Redemption of Shares."

The Davis Funds do not price its shares or accept orders for purchases or redemptions on days when the New York Stock Exchange is closed. Such days currently include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Certain brokers and certain designated intermediaries on their behalf may accept purchase and redemption orders. The Distributor will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the net asset value next computed after such acceptance. Such order may be transmitted to the Davis Funds or their agents several hours after the time of the acceptance and pricing.

VALUATION OF PORTFOLIO SECURITIES. Portfolio securities are normally valued using current market valuations. Securities traded on a national securities exchange are valued at the last published sales price on the exchange, or in the absence of recorded sales, at the average of closing bid and asked prices on such exchange. Over-the-counter securities are valued at the average of closing bid and asked prices. Fixed-income securities may be valued on the basis of prices provided by a pricing service. Investments in short-term securities (purchased with a maturity of one year or less) are valued at amortized cost unless the Board of Directors determines that such cost is not a fair value. Assets for which there are no quotations available will be valued at a fair value as determined by or at the direction of the Board of Directors.

To the extent that the Funds' securities are traded in markets that close at different times, events affecting portfolio values that occur between the time that their prices are determined and the time the Funds' shares are priced will generally not be reflected in the Funds' share price. The value of securities denominated in foreign currencies and traded in foreign markets will have their value converted into the U.S. dollar equivalents at the prevailing market rate as computed by State Street Bank & Trust Company. Fluctuation in the value of foreign currencies in relation to the U.S. dollar may affect the net asset value of the Funds' shares even if there has not been any change in the foreign currency price of the Funds' investments.

Normally, the share price of Davis Government Money Market Fund does not fluctuate. However, if there are unusually rapid changes in interest rates that in the Board's view cause a material deviation between amortized cost and market value, the Board will consider whether such conditions require taking any temporary action to maintain the normal fixed price or to prevent material dilution or other unfavorable results to shareholders. Such action could include withholding dividends, paying dividends out of surplus, realizing gains or losses or using market valuation. An investment in Davis Government Money Market

Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Davis Government Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.


                          DIVIDENDS AND DISTRIBUTIONS

There are two sources of income, net income and realized capital gains, paid to you by the Funds. You will receive confirmation statements for dividends declared and shares purchased through reinvestment of dividends. You will also receive confirmations after each purchase and after each redemption. Different classes of shares may be expected to have different expense ratios due to differing distribution services fees and certain other expenses. Classes with higher expense ratios will pay correspondingly lower dividends than Classes with lower expense ratios. For tax purposes, information concerning distributions will be mailed annually to shareholders. Shareholders have the option of receiving all dividends and distributions in cash, of having all dividends and distributions reinvested, or of having income dividends paid in cash and capital gain distributions reinvested. Reinvestment of all dividends and distributions is automatic for accounts utilizing the Automatic Withdrawal Plan. The reinvestment of dividends and distributions is made at net asset value (without any initial or contingent deferred sales charge) on the payment date.

For the protection of the shareholder, upon receipt of the second dividend check that has been returned to State Street Bank and Trust as undeliverable, undelivered dividends will be invested in additional shares at the current net asset value and the account designated as a dividend reinvestment account.

DAVIS GROWTH OPPORTUNITY FUND AND DAVIS FINANCIAL FUND. Income dividends and distributions from net realized capital gains, if any, are usually distributed annually.

DAVIS GOVERNMENT BOND FUND. Income dividends are usually paid monthly. You will receive confirmation statements for dividends declared and shares purchased through reinvestment of dividends. Distributions from any net realized capital gain not offset by capital loss carryovers are usually distributed annually. Davis Government Bond Fund declares distributions based on the Adviser's projections of estimated net investment income and net realized short-term gains. The amount of each distribution may differ from actual net investment income and gains determined in accordance with generally accepted accounting principles. Davis Government Bond Fund at times may continue to pay distributions based on expectations of future investment results to provide stable distributions for its shareholders even though, as a result of temporary market conditions or other factors (including losses realized later in a fiscal year that have the effect of affecting previously realized gains), Davis Government Bond Fund may have failed to achieve projected investment results for a given period. In such cases, Davis Government Bond Fund's distributions may include a return of capital to shareholders. Shareholders who reinvest their distributions are largely unaffected by such returns of capital. In the case of shareholders who do not reinvest, a return of capital is equivalent to a partial redemption of the shareholder's investment.

DAVIS GOVERNMENT MONEY MARKET FUND. Dividends from net income are declared daily on shares outstanding as of the close of business the preceding day and are paid monthly. You will receive monthly confirmation statements for dividends declared and shares purchased through reinvestment of dividends. Income for Saturdays, Sundays and holidays are accrued on Fridays. Dividends declared during each calendar month are paid on the last business day of the month. Shares earn dividends as of the first business day after the effective purchase date up through the date of redemption.

DAVIS CONVERTIBLE SECURITIES FUND AND DAVIS REAL ESTATE FUND. Income dividends are usually paid quarterly. Distributions from any net realized capital gains are usually made annually.

DIVIDENDS AND DISTRIBUTIONS MAY CHANGE. Usually dividends and capital gains distributions are paid as discussed above. However, the Board of Directors reserves the right to suspend payments or to make additional payments.

                              FEDERAL INCOME TAXES

This section is not intended to be a full discussion of all the aspects of the federal income tax law and its effects on the Funds and their shareholders. Shareholders may be subject to state and local taxes on distributions. Each investor should consult his or her own tax adviser regarding the effect of federal, state and local taxes on any investment in the Davis Funds.

Each of the Davis Funds intend to continue to qualify as a regulated investment company under the Internal Revenue Code (the "Code") and, if so qualified, will not be liable for federal income tax to the extent its earnings are distributed. If, for any calendar year, the distribution of earnings required under the Code exceeds the amount distributed, an excise tax, equal to 4% of the excess, will be imposed on the applicable Fund. Each Davis Fund intends to make distributions during each calendar year sufficient to prevent imposition of the excise tax.

Distributions of net investment income and net realized short-term capital gains will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains will be taxable to shareholders as long-term capital gain regardless of how long the shares have been held. Distributions will be treated the same for tax purposes whether received in cash or in additional shares. Dividends declared in the last calendar month to shareholders of record in such month and paid by the end of the following January are treated as received by the shareholder in the year in which they are declared. A gain or loss for tax purposes may be realized on the redemption of shares. If the shareholder realizes a loss on the sale or exchange of any shares held for six months or less and if the shareholder received a capital gain distribution during that period, then the loss is treated as a long-term capital loss to the extent of such distribution.

                                PERFORMANCE DATA

From time to time, each of the Davis Funds may advertise information regarding their performance. Such information will be calculated separately for each class of shares. These performance figures are based upon historical results and are not intended to indicate future performance.

CUMULATIVE TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN


The cumulative total return and the average annual total return (each is defined below) with respect to each class of shares for each Fund for the periods indicated below is as follows:

Cumulative                                     Average Annual
Davis Growth Opportunity Fund                 Total Return(1)    Total Return(2)

Class A shares
   One year ended December 31, 2000...................6.17%            6.17%
   Five years ended December 31, 2000...............116.55%           16.71%
   Period from December 1, 1994 through
       December 31, 2000 (life of class) ...........208.71%           20.33%

Class B shares
   One year ended December 31, 2000 ..................7.31%            7.31%
   Five years ended December 31, 2000 ..............117.03%           16.76%
   Ten years ended December 31, 2000 ...............343.87%           16.07%
   Period from May 1, 1984 through
       December 31, 2000 (life of class) ..........1003.75%           15.49%

Class C shares
   One year ended December 31, 2000...................9.60%            9.60%
   Period from August 15, 1997 through
       December 31, 2000 (life of class).............37.78%            9.95%

Class Y shares
   One year ended December 31, 2000..................11.83%           11.83%
   Period from September 18, 1997 through
       December 31, 2000 (life of class).............34.43%            9.41%

                                               Cumulative      Average Annual
Davis Financial Fund                         Total Return(1)    Total Return(2)

Class A shares
   One year ended December 31, 2000..................25.88%           25.88%
   Five years ended December 31, 2000...............170.88%           22.05%
   Period from May 1, 1991
       through December 31, 2000 (life of class)....631.38%           22.85%

Class B shares
   One year ended December 31, 2000..................27.00%           27.00%
   Five years ended December 31, 2000...............170.07%           21.98%
   Period from December 27, 1994 through
       December 31, 2000 (life of class) ...........301.72%           25.99%

Class C shares
   One year ended December 31, 2000..................30.04%           30.04%
   Period from August 12, 1997 through
       December 31, 2000 (life of class).............59.72%           14.81%

Class Y shares
   One year ended December 31, 2000 .................32.42%           32.42%
   Period from March 10, 1997 through
       December 31, 2000 (life of class).............93.94%           18.99%

                                                Cumulative      Average Annual
Davis Real Estate Fund                        Total Return(1)   Total Return(2)

Class A shares
   One year ended December 31, 2000..................19.79%           19.79%
   Five years ended December 31, 2000................60.31%            9.90%
   Period from January 3, 1994 through
       December 31, 2000 (life of class)............104.14%           10.73%

Class B shares
   One year ended December 31, 2000..................20.74%           20.74%
   Five years ended December 31, 2000................59.37%            9.77%
   Period from December 27, 1994 through
       December 31, 2000 (life of class).............89.46%           11.20%

Class C shares
   One year ended December 31, 2000 .................23.71%           23.71%
   Period from August 13, 1997 through
       December 31, 2000 (life of class)..............6.44%            1.86%

Class Y shares
   One year ended December 31, 2000..................26.24%           26.24%
   Period from November 8, 1996 through
       December 31, 2000 (life of class).............40.49%            8.54%

                                                 Cumulative      Average Annual
Davis Convertible Securities Fund              Total Return(1)   Total Return(2)

Class A shares
   One year ended December 31, 2000 ................(5.68)%          (5.68)%
   Five years ended December 31, 2000 ...............74.32%           11.76%
   Period from May 1, 1992 through
       December 31, 2000 (life of class)............172.97%           12.28%

Class B shares
   One year ended December 31, 2000.................(5.66)%          (5.66)%
   Five years ended December 31, 2000................72.76%           11.55%
   Period from February 3, 1995 through
       December 31, 2000 (life of class)............112.78%           13.63%

Class C shares
 ...One year ended December 31, 2000.................(2.78)%          (2.78)%
   Period from August 12, 1997 through
       December 31, 2000 (life of class).............14.96%            4.20%

Class Y shares
   One year ended December 31, 2000.................(0.70)%          (0.70)%
   Period from November 13, 1996 through
       December 31, 2000 (life of class).............52.79%           10.81%

                                                   Cumulative     Average Annual
Davis Government Bond Fund.                     Total Return(1)  Total Return(2)

Class A shares
   One year ended December 31, 2000...................4.56%            4.56%
   Five years ended December 31, 2000................19.75%            3.67%
   Period from December 1, 1994 through
       December 31, 2000 (life of class) ............34.11%            4.94%

Class B shares
   One year ended December 31, 2000 ..................4.80%            4.80%
   Five years ended December 31, 2000 ...............19.16%            3.57%
   Ten years ended December 31, 2000 ................60.87%            4.87%
   Period from May 1, 1984 through
       December 31, 2000 (life of class) ...........180.91%            6.39%

Class C shares
   One year ended December 31, 2000 ..................7.75%            7.75%
   Period from August 19, 1997 through
       December 31, 2000 (life of class).............13.15%            3.73%

Class Y shares
   One year ended December 31, 2000..................10.08%           10.08%
   Period from September 1, 1998 through
       December 31, 2000 (life of class)..............8.77%            3.66%

1 "Cumulative Total Return" is a measure of a Fund's performance encompassing all elements of return. Total return reflects the change in share price over a given period and assumes all distributions are taken in additional Fund shares. Total return is determined by assuming a hypothetical investment at the beginning of the period, deducting a maximum front-end or applicable contingent deferred sales charge, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period and subtracting the amount of the original investment, and by dividing by the original investment. This calculated amount is then expressed as a percentage by multiplying by 100. Periods of less than one year are not annualized.

2 "Average Annual Total Return" represents the average annual compounded rate of return for the periods presented. Periods of less than one year are not annualized. Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Fund's portfolio. Average annual total return is calculated separately for each class in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, which would equate the initial amount invested to the ending redeemable value, according to the following formula:

                              P(1+T)n = ERV

                  Where:      P    =  hypothetical initial payment of $1,000.

                              T    =  average annual total return.

                              n    =  number of years.

                              ERV  =  ending redeemable value at the
                                      end of the period of a hypothetical
                                      $1,000 payment made at the
                                      beginning of such period.

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts (a) the maximum front-end or applicable contingent deferred sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

30-DAY SEC YIELD. The 30-Day SEC Yield (defined below) with respect to each class of shares of Davis Real Estate Fund, Davis Convertible Bond Fund, and Davis Government Bond Fund for the period ended December 31, 2000, is as follows:

                             Davis Real         Davis Convertible         Davis Government
                             Estate Fund         Securities Fund              Bond Fund
  Class A shares                3.84%                 2.78%                      5.01%
  Class B shares                3.18%                 2.04%                      4.54%
  Class C shares                3.15%                 2.00%                      4.47%
  Class Y shares                4.33%                 3.08%                      5.51%

 "30-Day SEC Yield" is computed in accordance with a standardized method prescribed by the rules of the SEC and is calculated separately for each class. Thirty-Day SEC Yield is a measure of the net investment income per share (as defined) earned over a specified 30-day period expressed as a percentage of the maximum offering price of the Funds' shares at the end of the period. Such yield figure was determined by dividing the net investment income per share on the last day of the period, according to the following formula:

                  30-Day SEC Yield = 2 [(a - b + 1) 6 - 1]
                                                   cd

Where:      a =      dividends and interest earned during the period.

            b =      expenses accrued for the period.

            c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

            d = the maximum offering price per share on the last day of the period.

The Funds' 30-Day SEC Yields will fluctuate depending upon prevailing interest rates, quality, maturities, types of instruments held, and operating expenses. Thus, any yield quotation should not be considered representative of future results. If a broker-dealer charges investors for services related to the purchase or redemption of Fund shares, the yield will effectively be reduced.

CURRENT AND EFFECTIVE YIELDS. The current and effective yields for Davis Government Money Market Fund's Class A shares for the seven-day period ended December 31, 2000, were 5.86% and 6.03%, respectively.

         Yield quotations are calculated in accordance with the following formulas:

                      Current Yield = [(C-D) - BV] x (365/7)

                      Effective Yield = [ [ [ (C-D) - BV] + 1]365/7] - 1

                      C   =    Net change (excluding capital change in
                               value of hypothetical account with balance of one share at beginning of seven-day period).

                      D   =    Deductions charged to hypothetical account.

                      BV  =    Value of hypothetical account at beginning
                               of seven-day period for which yield is quoted.

Davis Government Money Market Fund's Current and Effective Yields will fluctuate depending upon prevailing interest rates, quality, maturities, types of instruments held, and operating expenses. Thus, any yield quotation should not be considered representative of future results. If a broker-dealer charges investors for services related to the purchase or redemption of Fund shares, the yield will effectively be reduced.


PERFORMANCE RANKINGS

Lipper Rankings. From time to time each Fund may publish the ranking of the performance of its classes of shares by Lipper Analytical Services, Inc. Lipper is a widely recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Funds, and ranks their performance for various periods in categories based on investment style. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

Morningstar Ratings and Rankings. From time to time each Fund may publish the ranking and/or star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds.

Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. Investment return measures a fund's (or class's) one-,three-, five- and ten-year average annual total returns (depending on the inception of the fund or class) in excess of the 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk is measured by a fund's (or class') performance below the 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star ratings reflecting performance relative to the other funds in the fund's category. Five stars is the "highest" rating (top 10% of the funds in a category), four stars is "above average" (next 25%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star rating is the fund's (or class') overall rating, which is the fund's three-year rating, or its combined 3- and 5-year rating (weighted 60% and 40%, respectively), or its combined 3-, 5- and 10-year rating (weighted 40% 30% 30% respectively), depending on the inception date of the fund (or class). Ratings are subject to change monthly.

Each Fund also may compare its total return ranking to that of other funds in its Morningstar category, in addition to its star ratings. Those total return rankings are percentages from one percent to one hundred percent and are not risk adjusted. For example, if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.

Performance Rankings and Comparisons by Other Entities and Publications. From time to time each Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

Investors also may wish to compare the returns on each Davis Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts and other forms of fixed- or variable-time deposits and various other instruments such as Treasury bills. However, none of the Davis Funds' returns and share price are guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S.
government.

From time to time, the Fund may publish rankings or ratings of the Adviser or Transfer Agent, and of the investor services provided by them to shareholders of the Davis Funds, other than performance rankings of the Davis Funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

OTHER PERFORMANCE STATISTICS

In reports or other communications to shareholders and in advertising material, the performance of the Funds may be compared to recognized unmanaged indices or averages of the performance of similar securities. Also, the performance of the Funds may be compared to that of other funds of comparable size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent mutual fund rating services, and the Funds may use evaluations published by nationally recognized independent ranking services and publications. Any given performance comparison should not be considered representative of the Funds' performance for any future period.

In advertising and sales literature the Davis Funds may publish various statistics describing its investment portfolio such as the Funds' average Price to Book and Price to Earnings ratios, beta, alpha, R-squared, standard deviation, etc.

The Funds' Annual Report and Semi-Annual Report contain additional performance information and will be made available upon request and without charge by calling Davis Funds toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Standard Time.

                                   APPENDIX A

                       QUALITY RATINGS OF DEBT SECURITIES

MOODY'S CORPORATE BOND RATINGS

AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risks, appear somewhat larger than Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade-obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds that are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds that are rated Ba are judged to have speculative elements as their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments, or of maintenance of other terms of the contract over any longer period of time, may be small.

CAA - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATE BOND RATINGS

AAA - Debt rated `AAA' has the highest rating assigned by Standard and Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB - Debt rated `BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The `BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BBB-' rating.

B - Debt rated `B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The `B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BB' or `BB-' rating.

CCC - Debt rated `CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The `CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `B' or `B-' rating.

CC - The rating `CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied `CCC' rating.

C - The rating `C' is typically applied to debt subordinated to senior debt that is assigned an actual or implied `CCC-' debt rating. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating `CI' is reserved for income bonds on which no interest is being paid.

D - Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S COMMERCIAL PAPER RATINGS

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1 (superior capacity), Prime-2 (strong capacity) and Prime-3 (acceptable capacity). In assigning ratings to an issuer which represents that its commercial paper obligations are supported by the credit of another entity or entities, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

The S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from `A' for the highest quality to `D' for the lowest. Issues assigned an `A' rating are regarded as having the greatest capacity for timely payment. Within the `A' category, the numbers 1, 2 and 3 indicate relative degrees of safety. The addition of a plus sign to the category A-1 denotes that the issue is determined to possess overwhelming safety characteristics.

                                   APPENDIX B

    TERMS AND CONDITIONS FOR A STATEMENT OF INTENTION (CLASS A SHARES ONLY)

TERMS OF ESCROW:

1. Out of my initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified in this Statement will be held in escrow by State Street Bank and Trust in the form of shares (computed to the nearest full share at the public offering price applicable to the initial purchase hereunder) registered in my name. For example, if the minimum amount specified under this statement is $100,000 and the public offering price applicable to transactions of $100,000 is $10 a share, 500 shares (with a value of $5,000) would be held in escrow.

2. In the event I should exchange some or all of my shares to those of another mutual fund for which Davis Distributors, LLC, acts as distributor, according to the terms of this prospectus, I hereby authorize State Street Bank and Trust to escrow the applicable number of shares of the new fund, until such time as this Statement is complete.

3. If my total purchases are at least equal to the intended purchases, the shares in escrow will be delivered to me or to my order.

4. If my total purchases are less than the intended purchases, I will remit to Davis Distributors, LLC, the difference in the dollar amount of sales charge actually paid by me and the sales charge that I would have paid if the total purchase had been made at a single time. If remittance is not made within 20 days after written request by Davis Distributors, LLC, or my dealer, State Street Bank and Trust will redeem an appropriate number of the escrowed shares in order to realize such difference.

5. I hereby irrevocably constitute and appoint State Street Bank and Trust my attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

6. Shares remaining after the redemption referred to in Paragraph No. 4 will be credited to my account.

7. The duties of State Street Bank and Trust are only such as are herein provided being purely ministerial in nature, and it shall incur no liability whatever except for willful misconduct or gross negligence so long as it has acted in good faith. It shall be under no responsibility other than faithfully to follow the instructions herein. It may consult with legal counsel and shall be fully protected in any action taken in good faith in accordance with advice from such counsel. It shall not be required to defend any legal proceedings that may be instituted against it in respect of the subject matter of this Agreement unless requested to do so and indemnified to its satisfaction against the cost and expense of such defense.

8. If my total purchases are more than the intended purchases and such total is sufficient to qualify for an additional quantity discount, a retroactive price adjustment shall be made for all purchases made under such Statement to reflect the quantity discount applicable to the aggregate amount of such purchases during the 13-month period.

                                   FORM N-1A

                               DAVIS SERIES, INC.

        POST-EFFECTIVE AMENDMENT NO. 45 UNDER THE SECURITIES ACT OF 1933
                       REGISTRATION STATEMENT NO. 2-57209

                                      AND

           AMENDMENT NO. 41 UNDER THE INVESTMENT COMPANY ACT OF 1940
                           REGISTRATION NO. 811-2679

                                     PART C

                               OTHER INFORMATION


         Item 23. Exhibits:

               (a)(1) Articles of Incorporation. Incorporated by reference to Exhibit (1) of Registrant's registration statement 2-57209, filed on Edgar April 15, 1996.

               (a)(2) Articles Supplementary to Articles of Incorporation, reclassifying shares, dated August 28, 1996. Incorporated by reference to Exhibit
                              (1)(b) of Registrant's registration statement 2-57209, filed on Edgar August 12, 1997.

               (a)(3) Davis Series, Inc, Articles of Amendment, dated August 21, 1995, changing names (formerly, Retirement Planning Funds of America, Inc.). Incorporated by reference to Exhibit (a)(3) of Registrant's registration statement 2-57209, filed on Edgar February 26, 2001.

               (a)(4) Articles Supplementary to Articles of Incorporation, increasing shares, dated December 8, 1997. Incorporated by reference to Exhibit
                              (a)(4) of Registrant's registration statement 2-57209, filed on Edgar February 26, 2001.


               (b) By-laws. Amended and Restated Bylaws, incorporated by reference to Exhibit 23(b) of Registrant's registration statement 2-57209, filed on Edgar April 27, 2000.

               (c)            Instruments Defining Rights of Security Holders.
                              Not applicable.

               (d)(1) Investment Advisory Contracts. Between Davis Series, Inc. and Davis Selected Advisers, L.P. dated January 1, 2001. Incorporated by reference to Exhibit (d)(1) of Registrant's registration statement 2-57209, filed on Edgar February 26, 2001.

               (d)(2) Sub-Advisory Agreement between Davis Selected Advisers, L.P., and Davis Selected Advisers - NY, Inc., dated January 1, 2001. Incorporated by reference to Exhibit (d)(2) of Registrant's registration statement 2-57209, filed on Edgar February 26, 2001.

               (e)(1)* Underwriting Contracts. Distributing Agreement dated January 1, 2001.

               (e)(2) Form of Dealer Agreement between principal underwriter and distributing broker-dealers. Incorporated by reference to Exhibit (e)(3) of Registrant's registration statement 2-57209, filed on Edgar February 26, 2001.


               (f)            Bonus or Profit Sharing Contracts. Not
                              applicable.

               (g) Custodian Agreements. Custodian Agreement with State Street Bank and Trust Company, dated September 5, 2000. Incorporated by reference to Exhibit (g) of Registrant's registration statement 2-57209, filed on Edgar February 26, 2001.


               (h)(1) Other Material Contracts. Transfer Agency and Service Agreement dated March 10, 1998. Incorporated by reference to Exhibit (h)(1) of Registrant's registration statement 2-57209, filed on Edgar February 26, 2001.

               (h)(2) Agreement Respecting Names, changing name from Retirement Planning Funds of America, Inc., to Davis Series, Inc., dated October 1, 1995. Incorporated by reference to Exhibit (h)(2) of Registrant's registration statement 2-57209, filed on Edgar February 26, 2001.


               (i)* Legal Opinion. Opinion and Consent of Counsel (D'Ancona & Pflaum).

               (j)*           Other Opinions. Consent of Auditors (KPMG LP).

               (k) Omitted Financial Statements. Incorporated from the Annual Report.

               (l)            Initial Capital Agreements. Not applicable.

               (m)(1) Rule 12b-1 Plan. Distribution Plans for Class A, B and C shares. Incorporated by reference to Exhibit (m)(1) of Registrant's registration statement 2-57209, filed on Edgar February 26, 2001.


               (m)(2) Rule 12b-1 Plan. Distribution Expense Plan in Respect to Government Money Market Fund, dated February 1, 1992. Incorporated by reference to Exhibit (m)(2) of Registrant's registration statement 2-57209, filed on Edgar February 26, 2001.

               (n) Rule 18f-3 Plan. Plan pursuant to Rule 18f-3, as amended, incorporated by reference to Exhibit
                              (18)(b) of Registrant's registration statement 2-57209 filed on Edgar August 12, 1997.

               (o)            Reserved.

               (p) Codes of Ethics. Code of Ethics as amended January 29, 2000. Incorporated by reference to Exhibit (p) of Registrant's registration statement 2-57209, filed on Edgar February 26, 2001.


               (q) Other Exhibits. Powers of Attorney of the Registrant, Officers and Board of Directors of Davis New York Venture Fund, Davis Series, Davis International Total Return Fund and Davis Variable Account Fund, appointing Arthur Don and Thomas Tays as attorneys-in-fact, dated January 11, 2001. Incorporated by reference to Exhibit (q) of Registrant's registration statement 2-57209, filed on Edgar February 26, 2001.


* Filed herein



Item 24. Persons Controlled by or Under Common Control With Registrant

Information pertaining to persons controlled by or under common control with Registrant is incorporated by reference from the Statement of Additional Information contained in Part B of this Registration Statement.

Item 25. Indemnification

Registrant's Articles of Incorporation indemnifies its directors, officers and employees to the full extent permitted by Section 2-418 of the Maryland General Corporation Law, subject only to the provisions of the Investment Company Act of 1940. The indemnification provisions of the Maryland General Corporation Law (the "Law") permit, among other things, corporations to indemnify directors and officers unless it is proved that the individual (1) acted in bad faith or with active and deliberate dishonesty, (2) actually received an improper personal benefit in money, property or services, or (3) in the case of a criminal proceeding, had reasonable cause to believe that his act or omission was unlawful. The Law was also amended to permit corporations to indemnify directors and officers for amounts paid in settlement of stockholders' derivative suits.

In addition, the Registrant's directors and officers are covered under a policy to indemnify them for loss (subject to certain deductibles) including costs of defense incurred by reason of alleged errors or omissions, neglect or breach of duty. The policy has a number of exclusions including alleged acts, errors, or omissions which are finally adjudicated or established to be deliberate, dishonest, malicious or fraudulent or to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties in respect to any registered investment company. This coverage is incidental to a general policy carried by the Registrant's adviser.

In addition to the foregoing indemnification, Registrant's Articles of Incorporation exculpate directors and officers with respect to monetary damages except to the extent that an individual actually received an improper benefit in money property or services or to the extent that a final adjudication finds that the individual acted with active and deliberate dishonesty.

Item 26. Business and Other Connections of Investment Adviser

Davis Selected Advisers, L.P. ("DSA") and affiliated companies comprise a financial services organization whose business consists primarily of providing investment management services as the investment adviser and manager for investment companies registered under the Investment Company Act of 1940, unregistered domestic and off-shore investment companies, and as an investment adviser to institutional and individual accounts. DSA also serves as sub-investment adviser to other investment companies. Affiliated companies include:

Davis Investments, LLC: the sole general partner of DSA. Controlled by its sole member, Christopher C. Davis.

Venture Advisers, Inc.: is a corporation whose primary purpose is to hold limited partner units in DSA.

Davis Selected Advisers - NY, Inc.: a wholly-owned subsidiary of DSA, is a federally registered investment adviser which serves as sub-adviser for may of DSA's advisory clients.

Davis Distributors LLC: a wholly-owned subsidiary of DSA, is a registered broker-dealer which serves as primary underwriter of the Davis Funds and Selected Funds.

Davis Partners I, LLC: a wholly-owned subsidiary of DSA, serves as general partner of Davis Partners I, L.P., an unregistered investment company.

Other business of a substantial nature that directors or officers of DSA are or have been engaged in the last two years:

ANDREW A. DAVIS (6/25/63), 124 East Marcy Street, Santa Fe, NM 87501. Director and President or Vice President of each of the Davis Funds and the Selected Funds. President of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.

CHRISTOPHER C. DAVIS (7/13/65), 609 Fifth Avenue, New York, NY 10017. Director and Chief Executive Officer, President, and/or Vice President of each of the Davis Funds and the Selected Funds; Director, Chairman and Chief Executive Officer of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA, which are described above. Is an employee of Shelby Cullom Davis & Co., a registered broker/dealer. Is a director of Kings Bay Ltd., an offshore investment management company.

KENNETH C. EICH (8/14/53), 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice President of each of the Davis Funds and Selected Funds; Chief Operating Officer of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

SHARRA L. REED (9/25/66), 2949 East Elvira Road, Suite 101Tucson, Arizona 85706. Vice President, Treasurer and Assistant Secretary of each of the Davis Funds and Selected Funds; Vice President of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

THOMAS D. TAYS, 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice President, Chief Legal Officer and Secretary, Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

GARY TYC (05/27/56), 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice President, Chief Financial Officer Treasurer, and Assistant Secretary of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

RUSSELL O. WIESE (05/18/66) 609 Fifth Avenue, New York, NY 10017. Chief Marketing Officer of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.

Item 27. Principal Underwriter


(a) Davis Distributors, LLC, a wholly owned subsidiary of the Adviser, located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706, is the principal underwriter for each of the Davis Funds and Selected Funds: Davis New York Venture Fund Inc., Davis Series, Inc., Davis Variable Account Fund, Inc., Davis International Series, Inc., Selected American Shares, Inc., Selected Special Shares, Inc., and Selected Capital Preservation Trust.

(b)      Management of the Principal Underwriters:

NAME AND PRINCIPAL                   POSITIONS AND OFFICES WITH               POSITIONS AND OFFICES
BUSINESS ADDRESS                     UNDERWRITER                              WITH REGISTRANT

Kenneth C. Eich                      President                                Vice President
2949 East Elvira Road
Suite 101
Tucson AZ  85706

Gary P. Tyc                          Vice President, Treasurer and            None
2949 East Elvira Road                Assistant Secretary
Suite 101
Tucson AZ  85706

                                       4

Thomas D. Tays                       Vice President and Secretary             Vice President and Secretary
2949 East Elvira Road
Suite 101
Tucson AZ  85706

(c)      Not applicable.

Item 28. Location of Accounts and Records

Accounts and records are maintained at the offices of Davis Selected Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706, and at the offices of the Registrant's custodian, State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02107, and the Registrant's transfer agent State Street Bank and Trust, c/o Service Agent, BFDS, Two Heritage Drive, 7th Floor, North Quincy, Massachusetts 02107.


Item 29. Management Services

         Not applicable

Item 30. Undertakings

Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                               DAVIS SERIES, INC.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 23rd day of April ,2001.


The Registrant hereby certifies that this Post Effective Amendment meets all the requirements for effectiveness under paragraph (b) of Rule 485 of the Securities Act of 1933.



                                            DAVIS SERIES, INC.


                                            *By: /s/ Arthur Don
                                            ---------------------------
                                                     Arthur Don
                                                     Attorney-in-Fact


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated.

              Signature                            Title                                         Date
     Christopher C. Davis*              Chief Executive Officer                         April 23, 2001
     ---------------------
     Christopher C. Davis

     Sharra L. Reed*                    Principal Financial Officer
     ---------------------              and Treasurer
     Sharra L. Reed                                                                     April 23, 2001

                        *By: /s/ Arthur Don
                            -------------------
                                 Arthur Don
                                 Attorney-in-Fact

* Arthur Don signs this document on behalf of the Registrant and each of the foregoing officers pursuant to the powers of attorney filed as Exhibit
     (q)(1) to Registrant's Post-Effective Amendment 2-57209 filed on Edgar February 26, 2001.


                                         /s/ Arthur Don
                                         --------------
                                         Arthur Don
                                         Attorney-in-Fact

                               DAVIS SERIES, INC.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on April 23, 2001 by the following persons in the capacities indicated.

       Signature                                    Title
       ---------                                    -----

Wesley E. Bass. Jr.*                               Director
------------------------
Wesley E. Bass, Jr.


Jeremy H. Biggs*                                   Director
------------------------
Jeremy H. Biggs


Marc P. Blum*                                      Director
------------------------
Marc P. Blum


Andrew A. Davis*                                   Director
------------------------
Andrew A. Davis


Christopher C. Davis*                              Director
------------------------
Christopher C. Davis


Jerry D. Geist*                                    Director
------------------------
Jerry D. Geist


D. James Guzy*                                     Director
------------------------
D. James Guzy


G. Bernard Hamilton*                               Director
------------------------
G. Bernard Hamilton


Laurence W. Levine*                                Director
------------------------
Laurence W. Levine


Theodore B. Smith, Jr.*                            Director
------------------------
Theodore B. Smith, Jr.


Christian R. Sonne*                                Director
------------------------
Christian R. Sonne


Marsha Williams*                                   Director
------------------------
Marsha Williams


* Arthur Don signs this document on behalf of each of the foregoing persons pursuant to the powers of attorney filed as Exhibit (q)(1) to Registrant's Post-Effective Amendment 2-57209 filed on Edgar February 26, 2001.


                                               /s/ Arthur Don
                                               -------------------
                                                   Arthur Don
                                                   Attorney-in-Fact

                                  EXHIBIT LIST

   23(e)(1)        Distributing Agreement dated January 1, 2001
   23(i)           Legal consent, D'Ancona & Pflaum
   23(j)           Auditor's consent, KPMG